PHH MORTGAGE TRUST, SERIES 2008-CIM1,

Issuer

ACE SECURITIES CORP.,
Depositor

CHIMERA INVESTMENT CORPORATION,
Seller

WELLS FARGO BANK, N.A.,
Master Servicer and

Securities Administrator

and

HSBC BANK USA, NATIONAL ASSOCIATION,
Indenture Trustee

SALE AND SERVICING AGREEMENT

Dated as of April 1, 2008

__________________________________

PHH Mortgage Trust, Series 2008-CIM1

Mortgage-Backed Notes, Series 2008-CIM1

Table of Contents

Page

ARTICLE I DEFINITIONS

5

SECTION 1.01. Defined Terms.

5

SECTION 1.02. Accounting.

52

ARTICLE II CONVEYANCE OF MORTGAGE LOANS;

52

SECTION 2.01. Conveyance of Mortgage Loans.

52

SECTION 2.02. Acceptance of the Trust Estate.

55

SECTION 2.03. Grant Clause

55

SECTION 2.04. Repurchase or Substitution of Mortgage Loans by the Originator.

57

SECTION 2.05. Reserved.

60

SECTION 2.06. Representations and Warranties of the Depositor.

60

SECTION 2.07. Representations and Warranties of the Depositor with Respect to

Security Interest in the Mortgage Loans

62

ARTICLE III ADMINISTRATION AND SERVICING OF THE MORTGAGE LOANS

62

SECTION 3.01. Master Servicer to Service and Administer the Mortgage Loans.

63

SECTION 3.02. [Reserved].

64

SECTION 3.03. Monitoring of Servicer.

64

SECTION 3.04. Fidelity Bond.

66

SECTION 3.05. Power to Act; Procedures.

67

SECTION 3.06. Due-on-Sale Clauses; Assumption Agreements.

67

SECTION 3.07. Release of Mortgage Files.

68

SECTION 3.08. Documents, Records and Funds in Possession of Master Servicer To Be

Held for Indenture Trustee.

68

SECTION 3.09. Standard Hazard Insurance and Flood Insurance Policies.

69

SECTION 3.10. Presentment of Claims and Collection of Proceeds.

69

SECTION 3.11. Maintenance of the Primary Insurance Policies.

69

SECTION 3.12. Indenture Trustee to Retain Possession of Certain Insurance Policies and

Documents.

70

SECTION 3.13. Realization Upon Defaulted Mortgage Loans.

70

SECTION 3.14. Compensation to the Master Servicer.

71

SECTION 3.15. REO Property.

71

SECTION 3.16. Assessments of Compliance and Attestation Reports.

72

SECTION 3.17. Annual Compliance Statement.

74

SECTION 3.18. Annual Certification.

75

SECTION 3.19. Reports Filed with Securities and Exchange Commission.

76

SECTION 3.20. Additional Information; Notice.

82

SECTION 3.21. Intention of the Parties and Interpretation.

82

SECTION 3.22. Indemnification.

83

SECTION 3.23. Special Foreclosure Provisions

83

SECTION 3.24. Uniform Commercial Code.

87

SECTION 3.25. Reserved.

88

SECTION 3.26. Reserved.

88

SECTION 3.27. Reserved.

88

SECTION 3.28. Liabilities of the Master Servicer.

88

SECTION 3.29. Merger or Consolidation of the Master Servicer.

88

SECTION 3.30. Indemnification of the Seller, the Indenture Trustee, the Owner Trustee,

the Master Servicer and the Securities Administrator.

88

SECTION 3.31. Limitations on Liability of the Master Servicer and Others.

89

SECTION 3.32. Master Servicer Not to Resign.

91

SECTION 3.33. Reserved.

91

SECTION 3.34. Sale and Assignment of Master Servicing.

91

ARTICLE IV ACCOUNTS

92

SECTION 4.01. Custodial Accounts.

92

SECTION 4.02. Distribution Accounts.

93

SECTION 4.03. Permitted Withdrawals and Transfers from a Distribution Account.

95

SECTION 4.04. Class I-A-X Reserve Fund.

98

SECTION 4.05. The Certificate Distribution Account

98

SECTION 4.06. The Group I Reserve Fund; The Group II Reserve Fund

98

SECTION 4.07. Reserved.

99

SECTION 4.08. Control of the Trust Accounts

99

ARTICLE V FLOW OF FUNDS

102

SECTION 5.01. Payments.

102

SECTION 5.02. Payments from the Class I-A-X Reserve Fund.

108

SECTION 5.03. Allocation of Realized Losses.

108

SECTION 5.04. Statements.

110

SECTION 5.05. Remittance Reports; Advances.

113

SECTION 5.06. Compensating Interest Payments.

114

SECTION 5.07. Derivative Contracts.

114

SECTION 5.08. [Reserved].

114

SECTION 5.09. Subsequent Recoveries.

114

ARTICLE VI [RESERVED]

115

ARTICLE VII DEFAULT

115

SECTION 7.01. Event of Default.

115

SECTION 7.02. Indenture Trustee to Act.

118

SECTION 7.03. Waiver of Event of Default.

119

SECTION 7.04. Notification to Securityholders.

119

SECTION 7.05. Action Upon Master Servicer Event of Default.

120

SECTION 7.06. Additional Remedies of Indenture Trustee Upon Event of Default.

120

ARTICLE VIII THE INDENTURE TRUSTEE AND THE SECURITIES ADMINISTRATOR

120

SECTION 8.01. Duties of Indenture Trustee and Securities Administrator.

120

SECTION 8.02. Certain Matters Affecting the Indenture Trustee and the Securities

Administrator.

123

SECTION 8.03. Indenture Trustee and the Securities Administrator Not Liable for

Securities, Mortgage Loans or Additional Collateral.

125

SECTION 8.04. Owner Trustee, Master Servicer and Securities Administrator May Own

Notes.

126

SECTION 8.05. Indenture Trustee’s, Custodian’s, Owner Trustee’s and Securities

Administrator’s Fees and Expenses.

126

SECTION 8.06. Eligibility Requirements for Indenture Trustee and Securities

Administrator.

127

SECTION 8.07. Resignation or Removal of the Indenture Trustee or the Securities

Administrator.

127

SECTION 8.08. Successor Securities Administrator.

128

SECTION 8.09. Merger or Consolidation of Indenture Trustee or Securities

Administrator.

129

SECTION 8.10. [Reserved].

129

SECTION 8.11. [Reserved].

129

SECTION 8.12. Indenture Trustee May Enforce Claims Without Possession of Notes.

129

SECTION 8.13. Suits for Enforcement.

130

SECTION 8.14. Waiver of Bond Requirements.

130

SECTION 8.15. Waiver of Inventory, Accounting and Appraisal Requirement.

131

ARTICLE IX [RESERVED]

131

ARTICLE X TERMINATION

131

SECTION 10.01. Termination; Clean-Up Call.

131

ARTICLE XI [RESERVED]

133

ARTICLE XII MISCELLANEOUS PROVISIONS

133

SECTION 12.01. Amendment.

133

SECTION 12.02. Recordation of Agreement; Counterparts.

135

SECTION 12.03. [Reserved].

135

SECTION 12.04. Governing Law; Jurisdiction.

135

SECTION 12.05. Notices.

135

SECTION 12.06. Severability of Provisions.

136

SECTION 12.07. Article and Section References.

136

SECTION 12.08. Notice to the Rating Agencies.

136

SECTION 12.09. Further Assurances.

137

SECTION 12.10. Benefits of Agreement.

138

SECTION 12.11. [Reserved].

138

SECTION 12.12. Successors and Assigns.

138

SECTION 12.13. [Reserved].

138

SECTION 12.14. Execution by the Issuer.

138

EXHIBITS AND SCHEDULES:

Exhibit A

Reserved

A-1

Exhibit B

Reserved

B-1

Exhibit C

Reserved

C-1
Exhibit D

Reserved

D-1

Exhibit E

Reserved

E-1

Exhibit F

Servicing Criteria

F-1
Exhibit G

Additional Form 10-D Disclosure

G-1

Exhibit H

Additional Form 10-K Disclosure

H-1

Exhibit I

Form 8-K Disclosure Information

I-1

Exhibit J

Form of Additional Disclosure Notification

J-1

Exhibit K

Form of Back-up Certification

K-1
Exhibit L

Loan Level Data Report

L-1

Exhibit M

Qualified Appraisal Firms

M-1

Schedule I

Mortgage Loan Schedule

This SALE AND SERVICING AGREEMENT, dated as of April 1, 2008 (the “Agreement”), is by and among PHH MORTGAGE TRUST, SERIES 2008-CIM1, a Delaware statutory trust, as issuer (the “Issuer”), CHIMERA INVESTMENT CORPORATION, a Maryland corporation, as seller (the “Seller”), ACE SECURITIES CORP., a Delaware corporation, as depositor (the “Depositor”), WELLS FARGO BANK, N.A., a national banking association, as master servicer (in such capacity, the “Master Servicer”), as securities administrator (in such capacity, the “Securities Administrator”) and as custodian (in such capacity, the “Custodian”) and HSBC BANK USA, NATIONAL ASSOCIATION, a national banking association, as indenture trustee (the “Indenture Trustee”).

PRELIMINARY STATEMENT:

WHEREAS, on or prior to the Closing Date the Depositor has acquired all of the rights, title and interest of the Seller in and to certain residential mortgage loans identified in Schedule I hereto, the related mortgages and other related assets (the “Mortgage Loans”), together with certain contractual rights under the Mortgage Loan Flow Purchase, Sale & Servicing Agreement (the “Purchase and Servicing Agreement”) dated as of December 14, 2007 among PHH Mortgage Corporation, Bishop’s Gate Residential Mortgage Trust and Chimera Investment Corporation relating to the servicing of the Mortgage Loans (collectively, the “Contractual Rights”) and rights with respect to the enforcement of certain representations and warranties made by PHH Mortgage Corporation in the Purchase and Servicing Agreement relating to the Mortgage Loans (the “Originator Contractual Rights”), and on or prior to the Closing Date is the owner of the Mortgage Loans, the Contractual Rights and the Originator Contractual Rights being conveyed by the Depositor to the Issuer for inclusion in the Trust Estate;

WHEREAS, the Depositor has duly authorized the execution and delivery of this Agreement to provide for the conveyance to the Issuer of the Mortgage Loans, the Contractual Rights, the Originator Contractual Rights and certain other property constituting the Trust Estate, and to provide for master servicing of the Mortgage Loans by the Master Servicer;

WHEREAS, on the Closing Date, the Depositor will acquire the Notes and the Owner Trust Certificates from the Issuer as consideration for its transfer to the Issuer of the Mortgage Loans, the Contractual Rights, the Originator Contractual Rights and certain other property constituting the Trust Estate;

WHEREAS, pursuant to the Indenture, the Issuer will pledge the Mortgage Loans, the Contractual Rights, the Originator Contractual Rights and certain other property constituting the Trust Estate to the Indenture Trustee as security for the Notes;

WHEREAS, the Master Servicer shall be obligated under this Agreement, among other things, to monitor the servicing of the Mortgage Loans by the Servicer on behalf of the Issuer as provided herein;

WHEREAS, the Issuer desires to have the Securities Administrator perform certain duties consistent with the terms of this Agreement; and

WHEREAS, the Securities Administrator has the capacity to provide the services required hereby and is willing to perform such services on the terms set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements herein contained, the parties hereto agree as follows:

The following table sets forth (or describes) the Group designation, the Class designation, Note Interest Rate, Initial Class Principal Balance (or Class Notional Amount) and the minimum denomination for each Class of Notes issued pursuant to the Indenture:

Group	Class Designation	Note Interest Rate	Initial Class Principal Balance or Class Notional Amount	Minimum Denominations
1	I-1A-1	Variable(1)	$9,304,000	$25,000
1	I-1A-2	Variable(1)	$1,034,000	$25,000
1	I-2A-1	Variable(2)	$61,312,000	$25,000
1	I-2A-2	Variable(2)	$6,812,000	$25,000
1	I-3A-1	Variable(3)	$103,469,000	$25,000
1	I-3A-2	Variable(3)	$11,497,000	$25,000
1	I-4A-1	Variable(4)	$115,492,000	$25,000
1	I-4A-2	Variable(4)	$12,832,000	$25,000
1	I-A-X	Variable(5)	$321,752,000 (6)	$100,000
1	I-B-1	Variable(7)	$8,065,000	$100,000
1	I-B-2	Variable(7)	$3,775,000	$100,000
1	I-B-3	Variable(7)	$2,746,000	$100,000
1	I-B-4	Variable(7)	$2,403,000	$100,000
1	I-B-5	Variable(7)	$2,059,000	$100,000
1	I-B-6	Variable(7)	$2,402,595	$100,000
2	II-1A-1	6.00%	$213,546,000	$25,000
2	II-1A-2	6.00%	$12,179,000	$25,000
2	II-2A-1	5.50%	$33,853,000	$25,000
2	II-2A-2	5.50%	$1,924,000	$25,000
2	II-1-AX	Variable (9)	$211,267,567 (8)	$100,000
2	II-2-AX	Variable (10)	$37,699,198 (8)	$100,000
2	II-1-PO	N/A(11)	$903,569	$100,000
2	II-B-1	Variable(12)	$4,286,000	$100,000
2	II-B-2	Variable(12)	$2,488,000	$100,000
2	II-B-3	Variable(12)	$1,659,000	$100,000
2	II-B-4	Variable(12)	$2,074,000	$100,000
2	II-B-5	Variable(12)	$1,521,000	$100,000
2	II-B-6	Variable(12)	$2,073,773	$100,000

_______________

(1)

The Note Interest Rate with respect to the Class I-1A-1 and Class I-1A-2 Notes on each Payment Date on or prior to the Payment Date in February 2011 will be a per annum rate equal to the lesser of (i) 5.02% and (ii) the related Group I Available Funds Rate.  The Note Interest Rate with respect to the Class I-1A-1 and Class I-1A-2 Notes on each Payment Date on or after the Payment Date in March 2011 will be a per annum rate equal to the least of (i) One-Month LIBOR plus 2.25%, (ii) 10.625% and (iii) the related Group I Available Funds Rate.

(2)

The Note Interest Rate with respect to the Class I-2A-1 and Class I-2A-2 Notes on each Payment Date on or prior to the Payment Date in February 2013 will be a per annum rate equal to the lesser of (i) 4.85% and (ii) the related Group I Available Funds Rate.  The Note Interest Rate with respect to the Class I-2A-1 and Class I-2A-2 Notes on each Payment Date on or after the Payment Date in March 2013 will be a per annum rate equal to the least of (i) One-Month LIBOR plus 2.25%, (ii) 10.625% and (iii) the related Group I Available Funds Rate.

(3)

The Note Interest Rate with respect to the Class I-3A-1 and Class I-3A-2 Notes on each Payment Date on or prior to the Payment Date in February 2015 will be a per annum rate equal to the lesser of (i) 5.17% and (ii) the related Group I Available Funds Rate.  The Note Interest Rate with respect to the Class I-3A-1 and Class I-3A-2 Notes on each Payment Date on or after the Payment Date in March 2015 will be a per annum rate equal to the least of (i) One-Month LIBOR plus 2.25%, (ii) 10.625% and (iii) the related Group I Available Funds Rate.

(4)

The Note Interest Rate with respect to the Class I-4A-1 and Class I-4A-2 Notes on each Payment Date on or prior to the Payment Date in January 2018 will be a per annum rate equal to the lesser of (i) 5.22% and (ii) the related Group I Available Funds Rate.  The Note Interest Rate with respect to the Class I-4A-1 and Class I-4A-2 Notes on each Payment Date on or after the Payment Date in February 2018 will be a per annum rate equal to the least of (i) One-Month LIBOR plus 2.25%, (ii) 10.625% and (iii) the related Group I Available Funds Rate.

(5)

The Note Interest Rate with respect to the Class I-A-X Notes and any Payment Date will be a per annum rate equal to the excess, if any, of (i) the weighted average of the Group I Available Funds Rates for each of Loan Subgroup I-1, Loan Subgroup I-2, Loan Subgroup I-3 and Loan Subgroup I-4, weighted based on the Class Principal Balances of the Group I Offered Notes related to such Loan Subgroup, immediately prior to giving effect to distributions on such Payment Date, over (ii) the weighted average of the Note Interest Rates on the Group I Offered Notes for such Payment Date, weighted based on Class Principal Balance, immediately prior to giving effect to distributions on such Payment Date, minus the product of (x) the sum of (1) the Group I Senior Note Deferred Amounts for such Payment Date and (2) the Senior Note Available Funds Shortfalls for such Payment Date and (y) 12, divided by the Class I-A-X Notional Amount for such Payment Date.

(6)

The Class I-A-X Notes are interest only notes and will not be entitled to distributions in respect of principal and will bear interest on the Class I-A-X Notional Amount.

(7)

 The Note Interest Rate with respect to the Class I-B-1, Class I-B-2, Class I-B-3, Class I-B-4, Class I-B-5 and Class I-B-6 Notes and any Payment Date will be a per annum rate equal to the weighted average of the Group I Available Funds Rates of Subgroup I-1, Subgroup I-2, Subgroup I-3 and Subgroup I-4 Mortgage Loans, weighted by Group I Subgroup Subordinate Component Balance.

(8)

The Class II-1-AX Notes and Class II-2-AX Notes are interest-only notes and will not be entitled to distributions in respect of principal and will bear interest on the Class II-1-AX Notional Amount and the Class II-2-AX Notional Amount, respectively.

(9)

The Note Interest Rate with respect to the Class II-1-AX Notes and any Payment Date will be a per annum rate equal to the excess, if any, of (x) the Subgroup II-1 Net WAC Rate (calculated excluding the Subgroup II-1 Discount Loans) for such Payment Date over (y) 6.00%.

(10)

 The Note Interest Rate with respect to the Class II-2-AX Notes and any Payment Date will be a per annum rate equal to the excess, if any, of (x) the Subgroup II-2 Net WAC Rate for such Payment Date over (y) 5.50%

(11)

 The Class II-1-PO Notes are principal-only notes and are not entitled to any distributions of interest.

(12)

 The Note Interest Rate with respect to each class of Group II Subordinate Notes and any Payment Date will equal a per annum rate calculated as the quotient expressed as a percentage of (a) the sum of (1) the product of (x) 6.00% and (y) the Subgroup Subordinate Component Balance relating to Loan Subgroup II-1 for that Payment Date and (2) the product of (x) 5.50% and (y) the Subgroup Subordinate Component Balance relating to Loan Subgroup II-2 for that Payment Date, divided by (b) the aggregate of the Subgroup Subordinate Component Balances for Loan Group II for that Payment Date.

ARTICLE I

DEFINITIONS

SECTION 1.01.  Defined Terms.

Whenever used in this Agreement or in the Preliminary Statement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

“10-K Filing Deadline”:  As defined in Section 3.19(b).

“1-Month LIBOR”:  The average of interbank offered rates for one month U.S. dollar deposits in the London market based on quotations of major banks.

 “1-Year LIBOR”:  With respect to the Mortgage Loans, the average of interbank offered rates for one-year U.S. dollar deposits in the London market based on quotations of major banks.

“1-Year LIBOR Indexed”: Indicates a Mortgage Loan that has an adjustable Mortgage Rate calculated on the basis of 1-Year LIBOR.

“6-Month LIBOR”:  With respect to the Mortgage Loans, the average of interbank offered rates for six-month U.S. dollar deposits in the London market based on quotations of major banks.

“6-Month LIBOR Indexed”: Indicates a Mortgage Loan that has an adjustable Mortgage Rate calculated on the basis of 6-Month LIBOR.

“Accepted Master Servicing Practices”:  With respect to any Mortgage Loan, as applicable, those customary mortgage servicing practices of prudent mortgage servicing institutions that master service mortgage loans of the same type and quality as such Mortgage Loan in the jurisdiction where the related Mortgaged Property is located, to the extent applicable to the Indenture Trustee (as successor Master Servicer) or the Master Servicer (except in its capacity as the Servicer or as a successor to another Servicer).

“Accrual Period”:  With respect to each Payment Date and each Class of Notes (other than the Principal Only Notes), the calendar month prior to the month of such Payment Date.  Interest for such Classes will be calculated based upon a 360-day year consisting of twelve 30-day months.

“Additional Collateral”:  With respect to any Additional Collateral Mortgage Loan, the marketable securities or other assets subject to a security interest pursuant to the related pledge agreement.

“Additional Collateral Mortgage Loan”:  Each Mortgage Loan identified as such in the Mortgage Loan Schedule and as to which Additional Collateral is then required to be provided as security therefor.

“Additional Disclosure Notification”:  As defined in Section 3.19(a).

“Additional Form 10-D Disclosure”:  As defined in Section 3.19(a).

“Additional Form 10-K Disclosure”:  As defined in Section 3.19(b).

“Adjustment Date”:  With respect to each Mortgage Loan, each adjustment date on which the related Mortgage Rate changes pursuant to the related Mortgage Note.  The first Adjustment Date following the Cut-Off Date as to each Mortgage Loan is set forth in the Mortgage Loan Schedule.

“Administration Agreement”.  The Administration Agreement dated as of April 24, 2008 among the Issuer, the Owner Trustee, the Depositor, the Indenture Trustee and the Securities Administrator.

“Administration Fee”: With respect to each Mortgage Loan and any Payment Date, will be equal to the product of one-twelfth of (x) the Administration Fee Rate for such Mortgage Loan multiplied by (y) the Scheduled Principal Balance of that Mortgage Loan as of the first day of the related Due Period (or as of the Cut-Off Date with respect to the first Payment Date).

“Administration Fee Rate”: With respect to any Mortgage Loan, the sum of (i) the Servicing Fee Rate, (ii) the Master Servicing Fee Rate and (iii) either (a) with respect to any Group I Mortgage Loan, the Group I Owner Trustee Fee Rate or (b) with respect to any Group II Mortgage Loan, the Group II Owner Trustee Fee Rate.

“Advance”:  As to any Mortgage Loan or REO Property, any advance made by the Master Servicer as successor servicer (including the Indenture Trustee in its capacity as successor Master Servicer) in respect of any Payment Date pursuant to Section 5.05.

“Affiliate”:  With respect to any Person, any other Person controlling, controlled by or under common control with such Person.  For purposes of this definition, “control” means the power to direct the management and policies of a Person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise and “controlling” and “controlled” shall have meanings correlative to the foregoing.

 “Agreement”:  This Sale and Servicing Agreement, dated as of April 1, 2008, as amended, supplemented and otherwise modified from time to time.

 “Assignment”:  As to any Mortgage, an assignment of mortgage, notice of transfer or equivalent instrument, in recordable form, which is sufficient, under the laws of the jurisdiction in which the related Mortgaged Property is located, to reflect or record the sale of such Mortgage.

“Assignment Agreement” The Assignment, Assumption and Recognition Agreement dated as of April 1, 2008, among the Seller, the Servicer and the Depositor, and acknowledged and agreed to by the Master Servicer.

 “Available Distribution Amount”:  With respect to any Payment Date and any Loan Subgroup, the sum of the following amounts with respect to such Loan Subgroup:

(1)

the total amount of all cash received by or on behalf of the Servicer with respect to the Mortgage Loans in such Loan Subgroup during the related Due Period (including Liquidation Proceeds, condemnation proceeds, Insurance Proceeds, Subsequent Recoveries and proceeds received in connection with the repurchase of a Mortgage Loan in such Loan Subgroup), except:

•

all Monthly Payments collected on the Mortgage Loans in such Loan Subgroup but due on a date after the related Due Date;

•

all partial Principal Prepayments received with respect to the Mortgage Loans in such Loan Subgroup after the related Prepayment Period, together with all interest paid by the Mortgagors in connection with such partial Principal Prepayments;

•

all Principal Prepayments in full received with respect to the Mortgage Loans in such Loan Subgroup after the related Prepayment Period, together with all interest paid by the Mortgagors in connection with such Principal Prepayments in full;

•

Liquidation Proceeds, Insurance Proceeds, condemnation proceeds, Subsequent Recoveries and proceeds received in connection with the repurchase of a Mortgage Loan in such Loan Subgroup received after the related Prepayment Period;

•

all amounts reimbursable to the Servicer pursuant to the terms of the Purchase and Servicing Agreement (including any Group I or Group II Capitalization Reimbursement Amount, up to the Group I or Group II Principal Distribution Amount, as applicable) or to the Master Servicer, the Securities Administrator, the Indenture Trustee, the Owner Trustee or the Custodian pursuant to the terms of the Sale and Servicing Agreement, the Indenture, the Trust Agreement or the Wells Fargo Custodial Agreement related to such Loan Subgroup;

•

reinvestment income on the balance of funds, if any, in the Custodial Account or Distribution Account related to such Loan Subgroup; and

•

any fees payable to the Servicer and the Master Servicer with respect to the Mortgage Loans in such Loan Subgroup.

(2)

all Advances made by the Servicer and/or the Master Servicer as successor servicer with respect to the Mortgage Loans in such Loan Subgroup for that Payment Date;

(3)

any amounts paid as Compensating Interest on the Mortgage Loans in such Loan Subgroup by the Servicer and/or the Master Servicer for that Payment Date;

(4)

the total amount of any cash related to the Mortgage Loans in such Loan Subgroup deposited in the related Distribution Account in connection with the repurchase of any Mortgage Loan in such Loan Subgroup; and

(5)

the total amount of any cash related to the Mortgage Loans in such Loan Subgroup deposited in the related Distribution Account in connection with the optional termination of the Trust Estate pursuant to Section 10.01 hereof related to such Loan Group.

“Back-Up Certification”:  As defined in Section 3.18.

 “Book-Entry Notes”:  As defined in the Indenture.

“Business Day”:  Any day other than a Saturday, a Sunday, a day on which the New York Stock Exchange or Federal Reserve Banks are closed or a day on which banking or savings institutions in the State of Maryland, the State of Minnesota, the State of New York, the State of New Jersey or in the city in which the Corporate Trust Office of the Indenture Trustee is located are authorized or obligated by law or executive order to be closed.

“Capitalization Reimbursement Amount” Any Group I Capitalization Reimbursement Amount or Group II Capitalization Reimbursement Amount.

“Certificateholder”:  The holder of Owner Trust Certificates.

“Certificate Distribution Account”: The account maintained by or on behalf of the Securities Administrator pursuant to Section 4.05 for the benefit of the Issuer and the Certificateholders.

“Certificate of Trust”:  The certificate of trust filed with the Delaware Secretary of State on April 11, 2008 in respect of the Issuer pursuant to Section 3810 of the Delaware Trust Statute.

“Certificate Register”:  As defined in the Trust Agreement.

“Certifying Person”:  As defined in Section 3.18.

“Class”:  Collectively, Notes that have the same priority of payment and bear the same class designation and the form of which is identical except for variation in the Percentage Interest evidenced thereby.

“Class I-A-X Notional Amount”: For any Payment Date will be the aggregate Class Principal Balance of the Group I Offered Notes immediately prior to giving effect to distributions on such Payment Date.

“Class I-A-X Reserve Fund Target Amount”:  For each Payment Date, the sum of (i) the excess of (a) 10.625% over (b) the Group I Available Funds Rate for Loan Subgroup I-1, divided by 12 multiplied by the aggregate Scheduled Principal Balance of the Subgroup I-1 Mortgage Loans as of the first day of the related Due Period, (ii) the excess of (a) 10.625% over (b) the Group I Available Funds Rate for Loan Subgroup I-2, divided by 12 multiplied by the aggregate Scheduled Principal Balance of the Subgroup I-2 Mortgage Loans as of the first day of the related Due Period, (iii) the excess of (a) 10.625% over (b) the Group I Available Funds Rate for Loan Subgroup I-3, divided by 12 multiplied by the aggregate Scheduled Principal Balance of the Subgroup I-3 Mortgage Loans as of the first day of the related Due Period and (iv) the excess of (a) 10.625% over (b) the Group I Available Funds Rate for Loan Subgroup I-4, divided by 12 multiplied by the aggregate Scheduled Principal Balance of the Subgroup I-4 Mortgage Loans as of the first day of the related Due Period.

“Class I-A-X Reserve Fund Termination Date”: The first Payment Date on which (i) the aggregate Class Principal Balance of the Group I Offered Notes has been reduced to zero and (ii) there are no Senior Note Available Funds Shortfalls outstanding.

“Class I-A-X Note”:  Any of the Class I-A-X Notes as designated on the face thereof, executed by the Issuer and authenticated and delivered by the Securities Administrator, substantially in the form annexed as Exhibit A-1 of the Indenture.

 “Class I-1A-1 Note”:  Any of the Class I-1A-1 Notes as designated on the face thereof, executed by the Issuer and authenticated and delivered by the Securities Administrator, substantially in the form annexed as Exhibit A-1 of the Indenture.

“Class I-1A-2 Note”:  Any of the Class I-1A-2 Notes as designated on the face thereof, executed by the Issuer and authenticated and delivered by the Securities Administrator, substantially in the form annexed as Exhibit A-1 of the Indenture.

“Class I-2A-1 Note”:  Any of the Class I-2A-1 Notes as designated on the face thereof, executed by the Issuer and authenticated and delivered by the Securities Administrator, substantially in the form annexed as Exhibit A-1 of the Indenture.

“Class I-2A-2 Note”:  Any of the Class I-2A-2 Notes as designated on the face thereof, executed by the Issuer and authenticated and delivered by the Securities Administrator, substantially in the form annexed as Exhibit A-1 of the Indenture.

“Class I-3A-1 Note”:  Any of the Class I-3A-1 Notes as designated on the face thereof, executed by the Issuer and authenticated and delivered by the Securities Administrator, substantially in the form annexed as Exhibit A-1 of the Indenture.

“Class I-3A-2 Note”:  Any of the Class I-3A-2 Notes as designated on the face thereof, executed by the Issuer and authenticated and delivered by the Securities Administrator, substantially in the form annexed as Exhibit A-1 of the Indenture.

“Class I-4A-1 Note”:  Any of the Class I-4A-1 Notes as designated on the face thereof, executed by the Issuer and authenticated and delivered by the Securities Administrator, substantially in the form annexed as Exhibit A-1 of the Indenture.

“Class I-4A-2 Note”:  Any of the Class I-4A-2 Notes as designated on the face thereof, executed by the Issuer and authenticated and delivered by the Securities Administrator, substantially in the form annexed as Exhibit A-1 of the Indenture.

“Class II-1A-1 Note”:  Any of the Class II-1A-1 Notes as designated on the face thereof, executed by the Issuer and authenticated and delivered by the Securities Administrator, substantially in the form annexed as Exhibit A-1 of the Indenture.

“Class II-1A-2 Note”:  Any of the Class II-1A-2 Notes as designated on the face thereof, executed by the Issuer and authenticated and delivered by the Securities Administrator, substantially in the form annexed as Exhibit A-1 of the Indenture.

“Class II-2A-1 Note”:  Any of the Class II-2A-1 Notes as designated on the face thereof, executed by the Issuer and authenticated and delivered by the Securities Administrator, substantially in the form annexed as Exhibit A-1 of the Indenture.

“Class II-2A-2 Note”:  Any of the Class II-2A-2 Notes as designated on the face thereof, executed by the Issuer and authenticated and delivered by the Securities Administrator, substantially in the form annexed as Exhibit A-1 of the Indenture.

 “Class II-1-AX Note”:  Any of the Class II-1-AX Notes as designated on the face thereof, executed by the Issuer and authenticated and delivered by the Securities Administrator, substantially in the form annexed as Exhibit A-2 of the Indenture.

“Class II-1-AX Notional Amount”: For each Payment Date will be the aggregate Scheduled Principal Balance of the Subgroup II-1 Mortgage Loans, other than the Subgroup II-1 Discount Loans, as of the first day of the related Due Period.

“Class II-2-AX Note”:  Any of the Class II-2-AX Notes as designated on the face thereof, executed by the Issuer and authenticated and delivered by the Securities Administrator, substantially in the form annexed as Exhibit A-2 of the Indenture.

 “Class II-2-AX Notional Amount”: For each Payment Date will be the aggregate Scheduled Principal Balance of the Subgroup II-2 Mortgage Loans as of the first day of the related Due Period.

“Class I-B-1 Note”:  Any of the Class I-B-1 Notes as designated on the face thereof, executed by the Issuer and authenticated and delivered by the Securities Administrator, substantially in the form annexed as Exhibit A-2 of the Indenture.

“Class I-B-2 Note”:  Any of the Class I-B-2 Notes as designated on the face thereof, executed by the Issuer and authenticated and delivered by the Securities Administrator, substantially in the form annexed as Exhibit A-2 of the Indenture.

“Class I-B-3 Note”:  Any of the Class I-B-3 Notes as designated on the face thereof, executed by the Issuer and authenticated and delivered by the Securities Administrator, substantially in the form annexed as Exhibit A-2 of the Indenture.

“Class I-B-4 Note”:  Any of the Class I-B-4 Notes as designated on the face thereof, executed by the Issuer and authenticated and delivered by the Securities Administrator, substantially in the form annexed as Exhibit A-2 of the Indenture.

“Class I-B-5 Note”:  Any of the Class I-B-5 Notes as designated on the face thereof, executed by the Issuer and authenticated and delivered by the Securities Administrator, substantially in the form annexed as Exhibit A-2 of the Indenture.

“Class I-B-6 Note”:  Any of the Class I-B-6 Notes as designated on the face thereof, executed by the Issuer and authenticated and delivered by the Securities Administrator, substantially in the form annexed as Exhibit A-2 of the Indenture.

“Class II-B-1 Note”:  Any of the Class II-B-1 Notes as designated on the face thereof, executed by the Issuer and authenticated and delivered by the Securities Administrator, substantially in the form annexed as Exhibit A-2 of the Indenture.

“Class II-B-2 Note”:  Any of the Class II-B-2 Notes as designated on the face thereof, executed by the Issuer and authenticated and delivered by the Securities Administrator, substantially in the form annexed as Exhibit A-2 of the Indenture.

“Class II-B-3 Note”:  Any of the Class II-B-3 Notes as designated on the face thereof, executed by the Issuer and authenticated and delivered by the Securities Administrator, substantially in the form annexed as Exhibit A-2 of the Indenture.

“Class II-B-4 Note”:  Any of the Class II-B-4 Notes as designated on the face thereof, executed by the Issuer and authenticated and delivered by the Securities Administrator, substantially in the form annexed as Exhibit A-2 of the Indenture.

“Class II-B-5 Note”:  Any of the Class II-B-5 Notes as designated on the face thereof, executed by the Issuer and authenticated and delivered by the Securities Administrator, substantially in the form annexed as Exhibit A-2 of the Indenture.

“Class II-B-6 Note”:  Any of the Class II-B-6 Notes as designated on the face thereof, executed by the Issuer and authenticated and delivered by the Securities Administrator, substantially in the form annexed as Exhibit A-2 of the Indenture.

“Class Notional Amount”:  Any of the Class I-A-X Notional Amount, the Class II-1-AX Notional Amount or Class II-2-AX Notional Amount.

“Class Principal Balance”:  As to any Payment Date, with respect to any Class of Notes (other than the Interest Only Notes), the initial Class Principal Balance as set forth in the table in the Preliminary Statement hereto as reduced by the sum of (x) all amounts actually distributed in respect of principal of that Class on all prior Payment Dates, (y) all Realized Losses, if any, actually allocated to that Class on all prior Payment Dates and (z) any applicable Writedown Amount; provided, however, that pursuant to Section 5.09, the Class Principal Balance of a Class of Notes may be increased up to the amount of Realized Losses previously allocated to such Class in the event that there is a Subsequent Recovery on a Mortgage Loan, and the Note Principal Amount of any individual Note of such Class will be increased by its pro rata share of the increase to such Class.

 “Close of Business”:  As used herein, with respect to any Business Day and location, 5:00 p.m. at such location.

“Closing Date”: April 24, 2008.

“Code”:  The Internal Revenue Code of 1986, as amended.

“Commission”:  U.S. Securities and Exchange Commission.

“Compensating Interest Payment”: With respect to any Payment Date, an amount equal to the amount, if any, by which (x) the aggregate amount of any Prepayment Interest Shortfalls required to be paid by the Servicer pursuant to the Purchase and Servicing Agreement with respect to such Payment Date, exceeds (y) the aggregate amount actually paid by the Servicer in respect of such shortfalls; provided, that such amount, to the extent payable by the Master Servicer, shall not exceed the portion of the Master Servicing Fee derived from amounts described in clause (ii) of the definition of Master Servicing Fee for such Payment Date.

“Contractual Rights”:  As defined in the Preliminary Statement.

“Control”:  The meaning specified in Section 8-106 of the New York UCC.

 “Cooperative Corporation”:  The entity that holds title (fee or an acceptable leasehold estate) to the real property and improvements constituting the Cooperative Property and which governs the Cooperative Property, which Cooperative Corporation must qualify as a Cooperative Housing Corporation under Section 216 of the Code.

“Cooperative Loan”:  Any Mortgage Loan secured by Cooperative Shares and a Proprietary Lease.

“Cooperative Loan Documents”:  As to any Cooperative Loan, (i) the Cooperative Shares, together with a stock power in blank; (ii) the original or a copy of the executed Security Agreement and the assignment of the Security Agreement in blank; (iii) the original or a copy of the executed Proprietary Lease and the original assignment of the Proprietary Lease endorsed in blank; (iv) the original, if available, or a copy of the executed Recognition Agreement and, if available, the original assignment of the Recognition Agreement (or a blanket assignment of all Recognition Agreements) endorsed in blank; (v) UCC-1 financing statement with evidence of recording thereon, which has been filed in all places required to perfect the security interest in the Cooperative Shares and the Proprietary Lease; and (vi) UCC Amendments (or copies thereof) or other appropriate UCC financing statements required by state law, evidencing a complete and unbroken line from the mortgagee to the Indenture Trustee with evidence of recording thereon (or in a form suitable for recordation).

“Cooperative Property”:  The real property and improvements owned by the Cooperative Corporation, that includes the allocation of individual dwelling units to the holders of the Cooperative Shares of the Cooperative Corporation.

“Cooperative Shares”:  Shares issued by a Cooperative Corporation.

“Cooperative Unit”:  A single family dwelling located in a Cooperative Property.

“Corporate Trust Office”:  With respect to the Indenture Trustee, the principal corporate trust office of the Indenture Trustee at which at any particular time its corporate trust business in connection with this Agreement shall be administered, which office at the date of the execution of this instrument is located at 452 Fifth Avenue, New York, New York 10018, Attn: CTLA – PHHMC 2008-CIM1, or at such other address as the Indenture Trustee may designate from time to time by notice to the Noteholders and the Depositor.  With respect to the Securities Administrator and the Note Registrar and (i) presentment of Notes for registration of transfer, exchange or final payment, Wells Fargo Bank, National Association, Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust, PHH Mortgage Trust 2008-CIM1, and (ii) for all other purposes, P.O. Box 98, Columbia, Maryland 21046 (or for overnight deliveries, 9062 Old Annapolis Road, Columbia, Maryland 21045), Attention: Corporate Trust, PHH Mortgage Trust 2008-CIM1.

“Custodial Account”:  Any account established and maintained for the benefit of the Master Servicer or the Trust by the Servicer with respect to the related Mortgage Loans and any REO Property, pursuant to the terms of the Purchase and Servicing Agreement.

 “Custodian”:  Wells Fargo Bank, N.A. and its successors acting as custodian of the Mortgage Files.

“Cut-Off Date”:  With respect to any Mortgage Loan, other than a Qualified Substitute Mortgage Loan, the Close of Business in New York City on April 1, 2008.  With respect to any Qualified Substitute Mortgage Loan, the date designated as such on the Mortgage Loan Schedule (as amended).

“Cut-Off Date Aggregate Principal Balance”: The aggregate of the Cut-Off Date Principal Balances of the Mortgage Loans which is $619,709,938.

“Cut-Off Date Principal Balance”:  With respect to any Mortgage Loan, the principal balance thereof remaining to be paid, after application of all scheduled principal payments due on or before the Cut-Off Date whether or not received as of the Cut-Off Date (or as of the applicable date of substitution with respect to a Qualified Substitute Mortgage Loan).

“Debt Service Reduction”: Any reduction of the amount of the monthly payment on a Mortgage Loan made by a bankruptcy court in connection with a personal bankruptcy of a mortgagor.

“Deficient Valuation”: In connection with a personal bankruptcy of a mortgagor, the positive difference, if any, resulting from the Principal Balance on a Mortgage Loan less a bankruptcy court’s valuation of the related Mortgaged Property.

 “Definitive Notes”:  As defined in the Indenture.

 “Delaware Trust Statute”:  Chapter 38 of Title 12 of the Delaware Code, 12 Del. C. Section 3801 et. seq. as the same may be amended from time to time.

“Deleted Mortgage Loan”:  A Mortgage Loan replaced or to be replaced by one or more Qualified Substitute Mortgage Loans pursuant to Section 2.04.

“Delinquent”:  Any Mortgage Loan with respect to which the Monthly Payment due on a Due Date is not made by the succeeding Due Date.

 “Depositor”:  ACE Securities Corp., a Delaware corporation, or its successor in interest.

 “Determination Date”:  For any Payment Date and each Mortgage Loan, the date each month, as set forth in the Purchase and Servicing Agreement, on which the Servicer determines the amount of all funds required to be remitted to the Master Servicer on the Servicer Remittance Date with respect to the Mortgage Loans it is servicing.

“Distribution Account” Either of the Group I Distribution Account or the Group II Distribution Account.

“Due Date”:  With respect to each Mortgage Loan and any Payment Date, the first day of the calendar month in which such Payment Date occurs on which the Monthly Payment for such Mortgage Loan was due, exclusive of any days of grace.

“Due Period”:  With respect to any Payment Date, the period commencing on the second day of the month preceding the month in which such Payment Date occurs and ending on the first day of the month in which such Payment Date occurs.

 “Eligible Account”:  Any of

(i)

an account or accounts maintained with a federal or state chartered depository institution or trust company the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the short-term unsecured debt obligations of such holding company) are rated in the highest short term rating category of each Rating Agency at the time any amounts are held on deposit therein;

(ii)

a trust account or accounts maintained with the trust department of a federal or state chartered depository institution, national banking association or trust company acting in its fiduciary capacity; or

(iii)

an account otherwise acceptable to each Rating Agency without reduction or withdrawal of its then current ratings of the Notes as evidenced by a letter from such Rating Agency to the Securities Administrator and the Indenture Trustee.  Eligible Accounts may bear interest.

“Eligible Investments”:  Any one or more of the following obligations or securities payable on demand or having a scheduled maturity on or before the Business Day preceding the following Payment Date (or, with respect to the Distribution Account maintained with the Securities Administrator, having a scheduled maturity on or before the following Payment Date; provided that, such Eligible Investments shall be managed by, or an obligation of, the institution that maintains the Distribution Account if such Eligible Investments mature on the Payment Date), regardless of whether any such obligation is issued by the Depositor, the Servicer, the Indenture Trustee, the Master Servicer, the Securities Administrator or any of their respective Affiliates and having at the time of purchase, or at such other time as may be specified, the required ratings, if any, provided for in this definition:

(a) direct obligations of, or guaranteed as to full and timely payment of principal and interest by, the United States or any agency or instrumentality thereof, provided, that such obligations are backed by the full faith and credit of the United States of America;

(b) direct obligations of, or guaranteed as to timely payment of principal and interest by, Freddie Mac, Fannie Mae or the Federal Farm Credit System, provided, that any such obligation, at the time of purchase or contractual commitment providing for the purchase thereof, is qualified by each Rating Agency as an investment of funds backing securities rated “AAA” in the case of S&P and “Aaa” in the case of Moody’s (the initial rating of the Senior Notes);

(c) demand and time deposits in or certificates of deposit of, or bankers’ acceptances issued by, any bank or trust company, savings and loan association or savings bank, provided, that the short-term deposit ratings and/or long-term unsecured debt obligations of such depository institution or trust company (or in the case of the principal depository institutions in a holding company system, the commercial paper or long-term unsecured debt obligations of such holding company) have, in the case of commercial paper, the highest rating available for such securities by each Rating Agency and, in the case of long-term unsecured debt obligations, one of the two highest ratings available for such securities by each Rating Agency, or in each case such lower rating as will not result in the downgrading or withdrawal of the rating or ratings then assigned to any Class of Notes by any Rating Agency but in no event less than the initial rating of the Senior Notes;

(d) commercial or finance company paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than one year after the date of issuance thereof) that is rated by each Rating Agency in its highest short-term unsecured rating category at the time of such investment or contractual commitment providing for such investment, and is issued by a corporation the outstanding senior long-term debt obligations of which are then rated by each Rating Agency in one of its two highest long-term unsecured rating categories, or such lower rating as will not result in the downgrading or withdrawal of the rating or ratings then assigned to any Class of Notes by any Rating Agency but in no event less than the initial rating of the Senior Notes;

(e) guaranteed reinvestment agreements issued by any bank, insurance company or other corporation rated in one of the two highest rating levels available to such issuers by each Rating Agency at the time of such investment, provided, that any such agreement must by its terms provide that it is terminable by the purchaser without penalty in the event any such rating is at any time lower than such level;

(f) repurchase obligations with respect to any security described in clause (a) or (b) above entered into with a depository institution or trust company (acting as principal) meeting the rating standards described in (c) above;

(g) securities bearing interest or sold at a discount that are issued by any corporation incorporated under the laws of the United States of America or any State thereof and rated by each Rating Agency in one of its two highest long-term unsecured rating categories at the time of such investment or contractual commitment providing for such investment; provided, however, that securities issued by any such corporation will not be Eligible Investments to the extent that investment therein would cause the outstanding principal amount of securities issued by such corporation that are then held as part of the Distribution Account to exceed 20% of the aggregate principal amount of all Eligible Investments then held in the Distribution Account;

(h) units of taxable money market funds (including those for which the Indenture Trustee, the Securities Administrator, the Master Servicer or any affiliate thereof receives compensation with respect to such investment) which funds have been rated by each Rating Agency rating such fund in its highest rating category or which have been designated in writing by each Rating Agency as Eligible Investments with respect to this definition;

(i) if previously confirmed in writing to the Indenture Trustee and the Securities Administrator, any other demand, money market or time deposit, or any other obligation, security or investment, as may be acceptable to each Rating Agency as a Eligible Investment of funds backing securities having ratings equivalent to the initial rating of the Senior Notes; and

(j) such other obligations as are acceptable as Eligible Investments to each Rating Agency;

provided, however, that such instrument continues to qualify as a “cash flow investment” pursuant to Code Section 860G(a)(6) and that no instrument or security shall be an Eligible Investment if (i) such instrument or security evidences a right to receive only interest payments or (ii) the right to receive principal and interest payments derived from the underlying investment provides a yield to maturity in excess of 120% of the yield to maturity at par of such underlying investment.

 “Entitlement Order”:  The meaning specified in Section 8-102(a)(8) of the New York UCC (i.e., generally, orders directing the transfer or redemption of any Financial Asset).

“Event of Default”:  In respect of the Master Servicer, one or more of the events (howsoever described) set forth in Section 7.01 hereof as an event or events upon the occurrence and continuation of which the Master Servicer may be terminated.

“Exchange Act”:  The Securities Exchange Act of 1934, as amended.

 “Fannie Mae”:  The Federal National Mortgage Association or any successor thereto.

 “FDIC”:  The Federal Deposit Insurance Corporation or any successor thereto.

“Final Recovery Determination”:  With respect to any defaulted Mortgage Loan or any REO Property, a determination made by the Servicer that all Insurance Proceeds, Liquidation Proceeds and other payments or recoveries which it expects to be finally recoverable in respect thereof have been so recovered.

“Financial Asset”:  The meaning specified in Section 8-102(a) of the New York UCC.

 “Five-Year Hybrid Mortgage Loans”:  The Mortgage Loans identified as such and as set forth on Schedule I hereto.

“Form 8-K Disclosure Information”:  As defined in Section 3.19(c).

“Freddie Mac”:  The Federal Home Loan Mortgage Corporation or any successor thereto.

 “Gross Margin”:  With respect to each Group I Mortgage Loan, the fixed percentage set forth in the related Mortgage Note that is added to the applicable Index on each Adjustment Date in accordance with the terms of the related Mortgage Note used to determine the Mortgage Rate for such Mortgage Loan.

 “Group I Aggregate Subordinate Percentage”:  For any Payment Date and the Group I Mortgage Loans, will equal the percentage equivalent of a fraction, the numerator of which is the aggregate Class Principal Balance of the Group I Subordinate Notes immediately prior to such Payment Date and the denominator of which is aggregate Scheduled Principal Balance of the Group I Mortgage Loans as of the first day of the related Due Period plus amounts on deposit in the Group I Reserve Fund.

“Group I Available Distribution Amount”: The aggregate of the Available Distribution Amounts for Loan Subgroup I-1, Loan Subgroup I-2, Loan Subgroup I-3 and Loan Subgroup I-4.

“Group I Available Funds Rate”: For any Payment Date and Loan Subgroup in Loan Group I, a rate per annum equal to a fraction, expressed as a percentage, (i) the numerator of which is the product of (A) 12 and (B) the total amount of interest paid or advanced on the Group I Mortgage Loans in such Loan Subgroup with respect to the related Due Period, net of related Administration Fees and (ii) the denominator of which is the sum of (A) the aggregate Class Principal Balance of the related Group I Senior Notes and (B) the related Group I Subgroup Subordinate Component Balance (in each case, prior to giving effect to distributions on such Payment Date).

“Group I Capitalization Reimbursement Amount”: For any Payment Date and the Group I Mortgage Loans, the aggregate amount added to the Scheduled Principal Balance of the Group I Mortgage Loans during the related Due Period representing amounts reimbursable to the Servicer on or prior to such Payment Date in connection with the modification of such Group I Mortgage Loans and reimbursed to the Servicer during the related Due Period.

“Group I Clean-Up Call Date”:  As defined in Section 10.01(a).

“Group I Clean-Up Call Purchase Price”:  As defined in Section 10.01(a).

 “Group I Clean-Up Call Right”:  The option of the Servicer to call the Group I Notes on the Group I Clean-Up Call Date.

“Group I Credit Support Depletion Date”: The Payment Date on which the Class Principal Balances of all of the Group I Subordinate Notes have been reduced to zero (prior to giving effect to distributions of principal and allocations of Realized Losses on the Group I Mortgage Loans on such Payment Date).

“Group I Distribution Account”:  The trust account or accounts created and maintained by the Securities Administrator pursuant to Section 4.02 hereof which shall be entitled “Distribution Account, Wells Fargo Bank, N.A., as Securities Intermediary for HSBC Bank USA, National Association, as Indenture Trustee, in trust for the registered Group I Noteholders of PHH Mortgage Trust 2008-CIM1, Mortgage-Backed Notes, Series 2008-CIM1” and which must be an Eligible Account.

 “Group I Interest Distribution Amount”: For each class of Group I Notes and any Payment Date, will be the sum of (i) interest accrued on such class of Group I Notes during the related Accrual Period at the applicable Note Interest Rate, plus (ii) the amount of interest accrued but unpaid to such class from prior Payment Dates  together with interest thereon at the applicable Note Interest Rate.

“Group I Liquidation Principal”: For any Payment Date and any Group I Mortgage Loan, the principal portion of Net Liquidation Proceeds received with respect to each such Group I Mortgage Loan which became a Liquidated Mortgage Loan (but not in excess of the Principal Balance thereof) during the related Prepayment Period.

“Group I Mortgage Loans”:     A Mortgage Loan that is identified as such on the Mortgage Loan Schedule.

“Group I Notes”:     The Class I-1A-1, Class I-1A-2, Class I-2A-1, Class I-2A-2, Class I-3A-1, Class I-3A-2, Class I-4A-1, Class I-4A-2, Class I-A-X, Class I-B-1, Class I-B-2, Class I-B-3, Class I-B-4, Class I-B-5 and Class I-B-6 Notes.

“Group I Offered Notes”: The Class I-1A-1, Class I-1A-2, Class I-2A-1, Class I-2A-2, Class I-3A-1, Class I-3A 2, Class I-4A-1 and Class I-4A-2 Notes.

“Group I Overcollateralized Group”: If, on any Payment Date, any Loan Subgroup in Loan Group I is a Group I Undercollateralized Group, any Loan Subgroup in Loan Group I that is not a Group I Undercollateralized Group.

“Group I Owner Trustee Fee Rate”: For Loan Group I, (i) on the Payment Date occurring in April of each year, a fraction, expressed as a percentage, the numerator of which is the portion of the Owner Trustee Fee payable from the Group I Available Distribution Amount calculated pursuant to Section 8.05 and the denominator of which is the aggregate Scheduled Principal Balance of the Group I Mortgage Loans and (ii) on any other Payment Date, 0.00%.

 “Group I Principal Distribution Amount”: For any Payment Date and a Loan Subgroup in Loan Group I will be the sum of:

(1)

scheduled Monthly Payments of principal on the Group I Mortgage Loans in the related Loan Subgroup due during the related Due Period;

(2)

the principal portion of the Purchase Price received with respect to the Group I Mortgage Loans in the related Loan Subgroup, which were repurchased pursuant to Section 2.04 hereof during the related Prepayment Period; and

(3)

any other unscheduled payments of principal which were received on the Group I Mortgage Loans in the related Loan Subgroup during the related Prepayment Period, other than Principal Prepayments in full, Principal Prepayments in part, Subsequent Recoveries or Group I Liquidation Principal.

“Group I Principal Prepayment Amount”: For any Payment Date and a Loan Subgroup in Loan Group I, the sum of (i) all Principal Prepayments in part and all Principal Prepayments in full with respect to the Group I Mortgage Loans in that Loan Subgroup which were received during the related Prepayment Period and (ii) any Subsequent Recoveries with respect to Group I Mortgage Loans in that Loan Subgroup received during the related Prepayment Period.

“Group I Rapid Prepayment Conditions”: The situation that exists when:

•

the aggregate Class Principal Balances of the Group I Offered Notes related to a Loan Subgroup in Loan Group I have been reduced to zero;

•

the Payment Date is prior to the Group I Credit Support Depletion Date; and

•

either (i) the Group I Aggregate Subordinate Percentage on that date is less than 200% of the Group I Aggregate Subordinate Percentage as of the Closing Date or (ii) the Principal Balance of the sum of (a) all Group I Mortgage Loans delinquent 60 days or more (including Group I Mortgage Loans in foreclosure and REO properties) and (b) all Group I Mortgage Loans that have been modified for the purpose of loss mitigation within 12 months of the related Payment Date, averaged over the last six months, as a percentage of the aggregate Class Principal Balance of the Group I Subordinate Notes, is greater than or equal to 50%.

“Group I Reserve Fund”:  The reserve fund created and maintained by the Securities Administrator pursuant to Section 4.06 which shall be entitled “Group I Reserve Fund, Wells Fargo Bank, N.A., as Securities Intermediary for HSBC Bank USA, National Association, as Indenture Trustee, in trust for the Holders of the PHH Mortgage Trust 2008-CIM1 Mortgage-Backed Notes Series 2008-CIM1”, and which must be an Eligible Account.

“Group I Senior Liquidation Amount”: For any Payment Date and a Loan Subgroup in Loan Group I, is the aggregate, for each Group I Mortgage Loan which became a Liquidated Mortgage Loan during the prior Prepayment Period, of the lesser of:

(1)

the related Group I Senior Percentage of the Principal Balance of such Group I Mortgage Loan; and

(2)

the Group I Senior Prepayment Percentage of the Group I Liquidation Principal with respect to such Group I Mortgage Loan.

“Group I Senior Note Deferred Amounts”: For any Payment Date and for each class of Group I Offered Notes, the excess of (i) the aggregate of any Realized Losses on the Group I Mortgage Loans previously applied in reduction of the Class Principal Balance thereof over (ii) the sum of (a) the aggregate of amounts previously distributed to such class in reimbursement thereof and (b) the amount by which the Class Principal Balance of such class has been increased due to Subsequent Recoveries.

 “Group I Senior Notes”:     The Class I-1A-1, Class I-1A-2, Class I-2A-1, Class I-2A-2, Class I-3A-1, Class I-3A-2, Class I-4A-1, Class I-4A-2 and Class I-A-X Notes.

“Group I Senior Percentage”: For any Payment Date and the Group I Offered Notes related to a Loan Subgroup in Loan Group I, will equal the percentage equivalent of a fraction, the numerator of which is the aggregate Class Principal Balance of such Group I Offered Notes immediately prior to that Payment Date, and the denominator of which is the aggregate Scheduled Principal Balance of the Group I Mortgage Loans in the such Loan Subgroup as of the first day of the related Due Period.

“Group I Senior Prepayment Percentage”: For any Loan Subgroup in Loan Group I and any Payment Date, the percentage indicated in the following table:

Payment Date Occurring In	Group I Senior Prepayment Percentage
May 2008 to April 2015	100%
May 2015 to April 2016	Group I Senior Percentage + 70% of the related Group I Subordinate Percentage
May 2016 to April 2017	Group I Senior Percentage + 60% of the related Group I Subordinate Percentage
May 2017 to April 2018	Group I Senior Percentage + 40% of the related Group I Subordinate Percentage
May 2018 to April 2019	Group I Senior Percentage + 20% of the related Group I Subordinate Percentage
May 2019 and thereafter	Group I Senior Percentage

Notwithstanding the foregoing:

•

if on any Payment Date, the Group I Senior Percentage for any Loan Subgroup in Loan Group I is greater than the initial related Group I Senior Percentage, the Group I Senior Prepayment Percentage for each Loan Subgroup in Loan Group I for that Payment Date will equal 100%;

•

the Group I Senior Prepayment Percentage for each Loan Subgroup in Loan Group I will not decrease on any Payment Date on which (i) the sum of (a) the aggregate Scheduled Principal Balance of Group I Mortgage Loans (including Group I Mortgage Loans in bankruptcy, foreclosure and REO Properties) which are 60 or more days delinquent (averaged over the preceding six-month period) and (b) the aggregate Scheduled Principal Balance of Group I Mortgage Loans that have been modified for the purpose of loss mitigation within 12 months of the related Payment Date, as a percentage of the current aggregate Class Principal Balance of the  Group I Subordinate Notes, is equal to or greater than 50% as of such Payment Date, or (ii) cumulative Realized Losses on the Group I Mortgage Loans, as a percentage of the original aggregate Class Principal Balance of the Group I Subordinate Notes, are greater than the applicable percentage for such Payment Date set forth in the table below:

Payment Date Occurring In	Percentage of the Aggregate Class Principal Balance of Group I Subordinate Notes as of the Cut-Off Date
May 2015 to April 2016	30%
May 2016 to April 2017	35%
May 2017 to April 2018	40%
May 2018 to April 2019	45%
May 2019 and thereafter	50%

; provided, however, if the Group I Senior Prepayment Percentage for each Loan Subgroup in Loan Group I does not decrease on any Payment Date because the conditions set forth in this paragraph are not satisfied, the Group I Senior Prepayment Percentage for each Loan Subgroup in Loan Group I will decrease to the applicable level on the next Payment Date on which the conditions required for the decrease of the Group I Senior Prepayment Percentage for each Loan Subgroup in Loan Group I are satisfied;

•

(i) if the Two Times Test is met on any Payment Date on or prior to the Payment Date in April 2011, the Group I Senior Prepayment Percentage for each Loan Subgroup in Loan Group I will equal the related Group I Senior Percentage plus 50% of the related Group I Subordinate Percentage for such Payment Date and (ii) if the Two Times Test is met on any Payment Date on or after the Payment Date in May 2011, the Group I Senior Prepayment Percentage for each Loan Subgroup in Loan Group I will equal the related Group I Senior Percentage for such Payment Date.

 “Group I Senior Principal Distribution Amount”: For any Payment Date and a Loan Subgroup in Loan Group I will be the sum of the following for that Payment Date:

(1)

the related Group I Senior Percentage of the Group I Principal Distribution Amount for that Loan Subgroup;

(2)

the Group I Senior Prepayment Percentage of the related Group I Principal Prepayment Amount; and

(3)

the related Group I Senior Liquidation Amount.

provided, however, that the Group I Senior Principal Distribution Amount on any Payment Date will be reduced by the extent to which the Group I Capitalization Reimbursement Amount for such Payment Date exceeds the amount thereof applied in reduction of the Group I Subordinate Principal Distribution Amount on such Payment Date due to the Group I Subordinate Principal Distribution Amount being insufficient to absorb all such amounts.

 “Group I Subgroup Subordinate Component Balance”: For any Loan Subgroup in Loan Group I and Payment Date will equal the excess of the aggregate Scheduled Principal Balance of the Group I Mortgage Loans in such Loan Subgroup as of the first day of the related Due Period (or the Cut-Off Date with respect to the first Payment Date) plus any amounts on deposit in the Group I Reserve Fund attributable to such Loan Subgroup as of such Payment Date over the aggregate Class Principal Balances of the Group I Offered Notes relating to such Loan Subgroup then outstanding.

 “Group I Subordinate Liquidation Amount”: For any Payment Date and a Loan Subgroup in Loan Group I will be the excess, if any, of (i) the aggregate Group I Liquidation Principal for all Group I Mortgage Loans in that Loan Subgroup which became Liquidated Mortgage Loans during the related Prepayment Period minus (ii) the related Group I Senior Liquidation Amount for such Payment Date received during the related Prepayment Period.

  “Group I Subordinate Percentage”: For any Payment Date and a Loan Subgroup in Loan Group I will be 100% minus the related Group I Senior Percentage.

“Group I Subordinate Prepayment Percentage”: For any Payment Date and a Loan Subgroup in Loan Group I will be 100% minus the related Group I Senior Prepayment Percentage.

 “Group I Subordinate Principal Distribution Amount” for any Payment Date will be the sum of the following amounts for each Loan Subgroup in Loan Group I for that Payment Date:

(1)

the related Group I Subordinate Percentage of the Group I Principal Distribution Amount for that Loan Subgroup;

(2)

the related Group I Subordinate Principal Prepayment Amount; and

(3)

the related Group I Subordinate Liquidation Amount;

provided, however, that the Group I Subordinate Principal Distribution Amount will be reduced by (i) amounts distributed to the Group I Senior Notes pursuant to Section 5.01(f) hereof, if necessary and to the extent available and (ii) any Group I Capitalization Reimbursement Amount for such Payment Date. Any reduction in the Group I Subordinate Principal Distribution Amount pursuant to the provision above shall offset the amount calculated pursuant to clause (1), clause (3) and clause (2), in that order, of the definition of Group I Subordinate Principal Distribution Amount.

“Group I Subordinate Principal Prepayment Amount”:  For any Payment Date and a Loan Subgroup in Loan Group I will be the related Group I Subordinate Prepayment Percentage of the Group I Principal Prepayment Amount for that Loan Subgroup.

“Group I Subordination Level”: For any specified date with respect to any class of Group I Subordinate Notes, the percentage obtained by dividing:

(1)

the sum of the Class Principal Balances of all Group I Subordinate Notes which are subordinate in right of payment to such Class as of such date before giving effect to distributions of principal or allocations of Realized Losses on the Group I Mortgage Loans on such date; by

(2)

the sum of the Class Principal Balances of the Group I Notes as of such date before giving effect to distributions of principal or allocations of Realized Losses on the Group I Mortgage Loans on such date.

 “Group I Subordinate Notes”:  The Class I-B-1, Class I-B-2, Class I-B-3, Class I-B-4, Class I-B-5 and Class I-B-6 Notes.

“Group I Undercollateralized Group” A Loan Subgroup in Loan Group I for which the aggregate Class Principal Balance of the Group I Offered Notes related to such Loan Subgroup (after giving effect to distributions of principal on that Payment Date from amounts received or advanced with respect to the related Group I Mortgage Loans in that Loan Subgroup other than payments made pursuant to Section 5.01(f) is greater than the Scheduled Principal Balance of the related Group I Mortgage Loans in that Loan Subgroup on such Payment Date.

“Group I Undercollateralization Payment”:  As defined in Section 5.01(f)(ii).

“Group I Writedown Amount”:  As defined in Section 5.03(d).

“Group II Aggregate Subordinate Percentage”: For any Payment Date and the Group II Mortgage Loans, the percentage equivalent of a fraction, the numerator of which is the aggregate Class Principal Balance of the Group II Subordinate Notes immediately prior to such Payment Date and the denominator of which is aggregate Scheduled Principal Balance of the Group II Mortgage Loans, exclusive, with respect to Loan Subgroup II-1, of the related Subgroup II-1 Discount Fraction of each Subgroup II-1 Discount Loan, as of the first day of the related Due Period plus amounts on deposit in the Group II Reserve Fund.

“Group II Available Distribution Amount”: The aggregate of the Available Distribution Amounts for Loan Subgroup II-1 and Loan Subgroup II-2.

“Group II Capitalization Reimbursement Amount”: For any Payment Date and the Group II Mortgage Loans, the aggregate amount added to the Scheduled Principal Balance of the Group II Mortgage Loans during the related Due Period representing amounts reimbursable to the Servicer on or prior to such Payment Date in connection with the modification of such Group II Mortgage Loans and reimbursed to the Servicer during the related Due Period.

 “Group II Clean-Up Call Date”:  As defined in Section 10.01(b).

“Group II Clean-Up Call Purchase Price”:  As defined in Section 10.01(b).

“Group II Clean-Up Call Right”:  The option of the Servicer to call the Group II Notes on the Group II Clean-Up Call Date.

“Group II Credit Support Depletion Date”: The Payment Date on which the Class Principal Balances of all of the Group II Subordinate Notes have been reduced to zero (prior to giving effect to distributions of principal and allocations of Realized Losses on the Group II Mortgage Loans on such Payment Date).

 “Group II Distribution Account”:  The trust account or accounts created and maintained by the Securities Administrator pursuant to Section 4.02 hereof which shall be entitled “Distribution Account, Wells Fargo Bank, N.A., as Securities Intermediary for HSBC Bank USA, National Association, as Indenture Trustee, in trust for the registered Group II Noteholders of PHH Mortgage Trust 2008-CIM1, Mortgage-Backed Notes, Series 2008-CIM1” and which must be an Eligible Account.

“Group II Interest Distribution Amount”: For each class of Group II Notes (other than the Principal Only Notes) and any Payment Date, will be the sum of (i) interest accrued on such class of Group II Notes during the related Accrual Period at the applicable Note Interest Rate, plus (ii) the amount of interest accrued but unpaid to such class from prior Payment Dates,  together with interest thereon at the applicable Note Interest Rate.

“Group II Liquidation Principal”: For any Payment Date and any Group II Mortgage Loan, the principal portion of Net Liquidation Proceeds received with respect to each such Group II Mortgage Loan which became a Liquidated Mortgage Loan (but not in excess of the Principal Balance thereof) during the related Prepayment Period.

“Group II Mortgage Loans”:    A Mortgage Loan that is identified as such on the Mortgage Loan Schedule.

 “Group II Notes”:    The Class II-1A-1, Class II-1A-2, Class II-2A-1, Class II-2A-2, Class II-1-AX, Class II-2-AX, Class II-1-PO, Class II-B-1, Class II-B-2, Class II-B-3, Class II-B-4, Class II-B-5 and Class II-B-6 Notes.

“Group II Offered Notes”:    The Class II-1A-1, Class II-1A-2, Class II-2A-1 and Class II-2A-2 Notes.

“Group II Overcollateralized Group”: If, on any Payment Date, any Loan Subgroup in Loan Group II is a Group II Undercollateralized Group, the Loan Subgroup in Loan Group II that is not a Group II Undercollateralized Group.

“Group II Owner Trustee Fee Rate”: For Loan Group II, (i) on the Payment Date occurring in April of each year, a fraction, expressed as a percentage, the numerator of which is the portion of the Owner Trustee Fee payable from the Group II Available Distribution Amount calculated pursuant to Section 8.05 and the denominator of which is the aggregate Scheduled Principal Balance of the Group II Mortgage Loans and (ii) on any other Payment Date, 0.00%.

 “Group II Principal Distribution Amount”: For any Payment Date and a Loan Subgroup in Loan Group II will be the sum of:

(1)

scheduled Monthly Payments of principal on the Group II Mortgage Loans in the related Loan Subgroup due during the related Due Period;

(2)

the principal portion of the Purchase Price received with respect to the Group II Mortgage Loans in the related Loan Subgroup, which were repurchased pursuant to Section 2.04 hereof during the related Prepayment Period; and

(3)

any other unscheduled payments of principal which were received on the Group II Mortgage Loans in the related Loan Subgroup during the related Prepayment Period, other than Principal Prepayments in full, Principal Prepayments in part, Subsequent Recoveries or Group II Liquidation Principal.

“Group II Principal Prepayment Amount”: For any Payment Date and a Loan Subgroup in Loan Group II, the sum of (i) all Principal Prepayments in part and all Principal Prepayments in full with respect to the Group II Mortgage Loans in that Loan Subgroup which were received during the related Prepayment Period and (ii) any Subsequent Recoveries with respect to Group II Mortgage Loans in that Loan Subgroup received during the related Prepayment Period.

“Group II Rapid Prepayment Conditions”: The situation that exists when:

•

the aggregate Class Principal Balances of the Group II Offered Notes related to a Loan Subgroup in Loan Group II have been reduced to zero;

•

the Payment Date is prior to the Group II Credit Support Depletion Date; and

•

either (i) the Group II Aggregate Subordinate Percentage on that date is less than 200% of the Group II Aggregate Subordinate Percentage as of the Closing Date or (ii) the Principal Balance of the sum of (a) all Group II Mortgage Loans delinquent 60 days or more (including Group II Mortgage Loans in foreclosure and REO properties) and (b) all Group II Mortgage Loans that have been modified for the purpose of loss mitigation within 12 months of the related Payment Date, averaged over the last six months, as a percentage of the aggregate Class Principal Balance of the Group II Subordinate Notes, is greater than or equal to 50%.

 “Group II Reserve Fund”:  The reserve fund created and maintained by the Securities Administrator pursuant to Section 4.06 which shall be entitled “Group II Reserve Fund, Wells Fargo Bank, N.A., as Securities Intermediary for HSBC Bank USA, National Association, as Indenture Trustee, in trust for the Holders of the PHH Mortgage Trust 2008-CIM1 Mortgage-Backed Notes Series 2008-CIM1, and which must be an Eligible Account.

 “Group II Senior Liquidation Amount”: For any Payment Date and a Loan Subgroup in Loan Group II, the aggregate, for each Group II Mortgage Loan which became a Liquidated Mortgage Loan during the prior Prepayment Period, of the lesser of:

(1)

the related Group II Senior Percentage of the Principal Balance of such Group II Mortgage Loan (exclusive, with respect to Loan Subgroup II-1, of the related Subgroup II-1 Discount Fraction of each Subgroup II-1 Discount Loan); and

(2)

the Group II Senior Prepayment Percentage of the Group II Liquidation Principal with respect to such Group II Mortgage Loan (exclusive, with respect to Loan Subgroup II-1, of the portion thereof attributable to the Subgroup II-1 Discount Fractional Principal Amount).

“Group II Senior Note Deferred Amounts”: For any Payment Date and for each Class of Group II Senior Notes (other than the Interest Only Notes and the Principal Only Notes), the excess of (i) the aggregate of any Realized Losses on the Group II Mortgage Loans previously applied in reduction of the Class Principal Balance thereof over (ii) the sum of (a) the aggregate of amounts previously distributed to such class in reimbursement thereof and (b) the amount by which the Class Principal Balance of such Class has been increased due to Subsequent Recoveries.

“Group II Senior Notes”:    The Class II-1A-1, Class II-1A-2, Class II-2A-1, Class II-2A-2, Class II-1-AX, Class II-2-AX and Class II-1-PO Notes.

 “Group II Senior Percentage”: For any Payment Date and the Group II Senior Notes related to a Loan Subgroup in Loan Group II, the percentage equivalent of a fraction, the numerator of which is the aggregate Class Principal Balance of such Group II Senior Notes (other than the Interest Only Notes and Principal Only Notes) immediately prior to that Payment Date, and the denominator of which is the aggregate Scheduled Principal Balance of the Group II Mortgage Loans in such Loan Subgroup as of the first day of the related Due Period (exclusive, with respect to Loan Subgroup II-1, of the Subgroup II-1 Discount Fraction of the Scheduled Principal Balance of each Subgroup II-1 Discount Loan).

“Group II Senior Prepayment Percentage”: For each Loan Subgroup in Loan Group II and any Payment Date, the percentage indicated in the following table:

Payment Date Occurring In	Group II Senior Prepayment Percentage
May 2008 to April 2013	100%
May 2013 to April 2014	Group II Senior Percentage + 70% of the related Group II Subordinate Percentage
May 2014 to April 2015	Group II Senior Percentage + 60% of the related Group II Subordinate Percentage
May 2015 to April 2016	Group II Senior Percentage + 40% of the related Group II Subordinate Percentage
May 2016 to April 2017	Group II Senior Percentage + 20% of the related Group II Subordinate Percentage
May 2017 and thereafter	Group II Senior Percentage

Notwithstanding the foregoing:

•

if on any Payment Date, the Group II Senior Percentage for either Loan Subgroup in Loan Group II is greater than the initial related Group II Senior Percentage, the Group II Senior Prepayment Percentage for both Loan Subgroups in Loan Group II for that Payment Date will equal 100%;

•

the Group II Senior Prepayment Percentage for each Loan Subgroup in Loan Group II will not decrease on any Payment Date on which (i) the sum of (a) the aggregate Scheduled Principal Balance of Group II Mortgage Loans (including Group II Mortgage Loans in bankruptcy, foreclosure and REO Properties) which are 60 or more days delinquent (averaged over the preceding six-month period) and (b) the aggregate Scheduled Principal Balance of Group II Mortgage Loans that have been modified for the purpose of loss mitigation within 12 months of the related Payment Date, as a percentage of the current aggregate Class Principal Balance of the  Group II Subordinate Notes, is equal to or greater than 50% as of such Payment Date, or (ii) cumulative Realized Losses on the Group II Mortgage Loans, as a percentage of the original aggregate Class Principal Balance of the Group II Subordinate Notes, are greater than the applicable percentage for such Payment Date set forth in the table below.

Payment Date Occurring In	Percentage of the Aggregate Class Principal Balance of the Group II Subordinate Notes as of the Cut-Off Date
May 2013 to April 2014	30%
May 2014 to April 2015	35%
May 2015 to April 2016	40%
May 2016 to April 2017	45%
May 2017 and thereafter	50%

; provided, however, if the Group II Senior Prepayment Percentage for either Loan Subgroup in Loan Group II does not decrease on any Payment Date because the conditions set forth in this paragraph are not satisfied, the Group II Senior Prepayment Percentage for both Loan Subgroups in Loan Group II will decrease to the applicable level on the next Payment Date on which the conditions required for the decrease of the Group II Senior Prepayment Percentage for both Loan Subgroups in Loan Group II are satisfied;

 “Group II Senior Principal Distribution Amount”: For any Payment Date and a Loan Subgroup in Loan Group II will be the sum of the following for that Payment Date:

(1)

the related Group II Senior Percentage of the Group II Principal Distribution Amount for that Loan Subgroup (exclusive, with respect to Loan Subgroup II-1, of the portion thereof attributable to the Subgroup II-1 Discount Fractional Principal Amount);

(2)

the Group II Senior Prepayment Percentage of the related Group II Principal Prepayment Amount (exclusive, with respect to Loan Subgroup II-1, of the portion thereof attributable to the Subgroup II-1 Discount Fractional Principal Amount, as applicable); and

(3)

the related Group II Senior Liquidation Amount;

provided, however, that the Group II Senior Principal Distribution Amount on any Payment Date will be reduced by the extent to which the Group II Capitalization Reimbursement Amount for such Payment Date (exclusive of the portion thereof attributable to the reduction of the Subgroup II-1 Discount Fractional Principal Amount, if any) exceeds the amount thereof applied in reduction of the Group II Subordinate Principal Distribution Amount on such Payment Date due to the Group II Subordinate Principal Distribution Amount being insufficient to absorb all such amounts.

 “Group II Subgroup Subordinate Component Balance”: For any Loan Subgroup in Loan Group II and Payment Date will equal the excess of the aggregate Principal Balance of the Group II Mortgage Loans in such Loan Subgroup (exclusive, with respect to Loan Subgroup II-1 of the related Subgroup II-1 Discount Fraction of the Scheduled Principal Balance of each Subgroup II-1 Discount Loan) as of the first day of the related Due Period (or the Cut-Off Date with respect to the first Payment Date) plus any amounts on deposit in the Group II Reserve Fund attributable to such Loan Subgroup as of such Payment Date over the aggregate Class Principal Balances of the Group II Senior Notes relating to such Loan Subgroup (other than the Interest Only Notes and Principal Only Notes) then outstanding.

 “Group II Subordinate Liquidation Amount”: For any Payment Date and a Loan Subgroup in Loan Group II will be the excess, if any, of (i) the aggregate Group II Liquidation Principal for all Group II Mortgage Loans in that Loan Subgroup which became Liquidated Mortgage Loans during the related Prepayment Period over (ii) the sum of the related Group II Senior Liquidation Amount for such Payment Date and, with respect to Loan Subgroup II-1, the related Subgroup II-1 Discount Fraction of Group II Liquidation Principal with respect to each Subgroup II-1 Discount Loan, received during the related Prepayment Period.

“Group II Subordinate Percentage”: For any Payment Date and a Loan Subgroup in Loan Group II will be 100% minus the related Group II Senior Percentage.

“Group II Subordinate Prepayment Percentage”: For any Payment Date and a Loan Subgroup in Loan Group II will be 100% minus the related Group II Senior Prepayment Percentage.

 “Group II Subordinate Principal Distribution Amount”: For any Payment Date will be the sum of the following amounts for each Loan Subgroup in Loan Group II for that Payment Date:

(1)

the related Group II Subordinate Percentage of the Group II Principal Distribution Amount for that Loan Subgroup (exclusive, with respect to Loan Subgroup II-1, of the portion thereof attributable to the Subgroup II-1 Discount Fractional Principal Amount, as applicable);

(2)

the related Group II Subordinate Principal Prepayment Amount; and

(3)

the related Group II Subordinate Liquidation Amount;

provided, however, that the Group II Subordinate Principal Distribution Amount will be reduced by (i) amounts distributed to the Group II Senior Notes pursuant to Section 5.01(g) hereof, if necessary and to the extent available, (ii) the amounts required to be distributed to the Principal Only Notes with respect to the related Subgroup II-1 Discount Fractional Principal Shortfall on such Payment Date and (iii) any Group II Capitalization Reimbursement Amount for such Payment Date (exclusive of the portion thereof attributable to the reduction of the Subgroup II-1 Discount Fractional Principal Amount, if any). Any reduction in the Group II Subordinate Principal Distribution Amount pursuant to the provision above shall offset the amount calculated pursuant to clause (1), clause (3) and clause (2), in that order, of the definition of Group II Subordinate Principal Distribution Amount.

 “Group II Subordinate Principal Prepayment Amount”: For any Payment Date and a Loan Subgroup in Loan Group II will be the related Group II Subordinate Prepayment Percentage of the Group II Principal Prepayment Amount for that Loan Subgroup (exclusive, with respect to Loan Subgroup II-1, of the portion thereof attributable to the Subgroup II-1 Discount Fractional Principal Amount).

“Group II Subordination Level”: For any specified date with respect to any Class of Group II Subordinate Notes, the percentage obtained by dividing:

(1)

the sum of the Class Principal Balances of all Group II Subordinate Notes which are subordinate in right of payment to such Class as of such date before giving effect to distributions of principal or allocations of Realized Losses on the Group II Mortgage Loans on such date; by

(2)

the sum of the Class Principal Balances of the Group II Notes (other than the Interest Only Notes) as of such date before giving effect to distributions of principal or allocations of Realized Losses on the Group II Mortgage Loans on such date.

 “Group II Subordinate Notes”:    The Class II-B-1, Class II-B-2, Class II-B-3, Class II-B-4, Class II-B-5 and Class II-B-6 Notes.

“Group II Undercollateralized Group” means a Loan Subgroup in Loan Group II for which the aggregate Class Principal Balance of the Group II Senior Notes related to such Loan Subgroup (other than the Principal Only and Interest Only Notes, and after giving effect to distributions of principal on that Payment Date from amounts received or advanced with respect to the related Group II Mortgage Loans in that Loan Subgroup other than payments made pursuant to Section 5.01(g) hereof) is greater than the Scheduled Principal Balance of the related Group II Mortgage Loans in that Loan Subgroup (exclusive, with respect to Loan Subgroup II-1, of the related Subgroup II-1 Discount Fraction of the Scheduled Principal Balance of each Subgroup II-1 Discount Loan) on such Payment Date.

“Group II Undercollateralization Payment”:  As defined in Section 5.01(g)(ii).

“Group II Writedown Amount”:  As defined in Section 5.03(d).

“Holder” or “Securityholder”:  The registered holder of any Note or Owner Trust Certificates as recorded on the books of the Note Registrar or the Certificate Registrar except that, solely for the purposes of taking any action or giving any consent pursuant to this Agreement, any Notes or Owner Trust Certificates registered in the name of the Depositor, the Master Servicer, the Securities Administrator, the Indenture Trustee or the Owner Trustee or any Affiliate thereof (unless any such Person owns 100% of such Class or a 100% beneficial ownership in the Owner Trust Certificates) shall be deemed not to be outstanding in determining whether the requisite percentage necessary to effect any such consent has been obtained, except that, in determining whether the Indenture Trustee and the Securities Administrator shall be protected in relying upon any such consent, only Notes and Owner Trust Certificates which a Responsible Officer of the Indenture Trustee or the Securities Administrator has actual knowledge to be so held shall be disregarded.  The Indenture Trustee and the Securities Administrator may request and conclusively rely on certifications by the Depositor in determining whether any Notes or Owner Trust Certificates are registered to an Affiliate of the Depositor.

“Indemnified Persons”:  The Issuer, the Indenture Trustee (individually in its corporate capacity and in its capacity as Indenture Trustee), the Custodian, the Owner Trustee (individually in its corporate capacity and in its capacity as  Owner Trustee), the Master Servicer, the Seller, the Depositor and the Securities Administrator (in all capacities hereunder) and their officers, directors, agents and employees and, with respect to the Indenture Trustee, any separate co-trustee and its officers, directors, agents and employees.

“Indenture”:  The Indenture dated as of April 24, 2008, among the Issuer, the Indenture Trustee and the Securities Administrator, as such may be amended or supplemented from time to time.

“Indenture Trustee”:  HSBC Bank USA, National Association, not in its individual capacity but solely as Indenture Trustee, or any successor in interest which accepts its appointment as Indenture Trustee hereunder and agrees to act in such capacity in accordance herewith.

“Indenture Trustee Fee”:  The annual ongoing fee of the Indenture Trustee payable by the Master Servicer on behalf of the Issuer as provided in Section 8.05.

“Independent”:  When used with respect to any accountants, a Person who is “independent” within the meaning of Rule 2-01 of the Securities and Exchange Commission’ Regulation S.X.  When used with respect to any other specified Person, any such Person who (a) is in fact independent of the Depositor and its Affiliates, (b) does not have any direct financial interest in or any material indirect financial interest in the Depositor or any Affiliate thereof, (c) is not connected with the Depositor or any Affiliate thereof as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions and (d) is not a member of the immediate family of a Person defined in clause (b) or (c) above.

“Index”:  With respect to each Mortgage Loan and each Adjustment Date, the index specified in the related Mortgage Note.

“Initial Note Principal Amount”:  With respect to any Notes (other than the Interest Only Notes), the amount designated “Original Principal Amount of this Note” on the face thereof.

“Initial Note Notional Amount”:  With respect to the Interest Only Notes, the amount designated “Original Notional Amount of this Note” on the face thereof.

 “Initial Loan Subgroup I-1 Balance”:  $10,823,260.

“Initial Loan Subgroup I-2 Balance”:  $70,935,358.

“Initial Loan Subgroup I-3 Balance”:  $118,701,911.

“Initial Loan Subgroup I-4 Balance”:  $132,164,889.

“Initial Loan Subgroup I-1 Balance”:  $224,037,563.

“Initial Loan Subgroup I-2 Balance”:  $25,935,046.

“Insurance Proceeds”:  With respect to any Mortgage Loan, proceeds of any title policy, hazard policy or other insurance policy covering a Mortgage Loan or related Mortgaged Property, to the extent such proceeds are not to be applied to the restoration of the related Mortgaged Property or released to the related Mortgagor in accordance with the Purchase and Servicing Agreement.

“Interest Only Notes” The Class II-1-AX Notes, the Class II-2-AX Notes and the Class I-A-X Notes.

 “Issuer”:  PHH Mortgage Trust, Series 2008-CIM1.

 “LIBOR Business Day”:  Any day on which banks in London, England and the city of New York are open and conducting transactions in foreign currency and exchange.

“LIBOR Determination Date”:  The second LIBOR Business Day immediately preceding the commencement of each Accrual Period for each Class of Group I Offered Notes.

“Liquidated Mortgage Loan”:  As to any Payment Date, any Mortgage Loan in respect of which the Servicer or the Master Servicer has determined, in accordance with the servicing procedures specified in the Purchase and Servicing Agreement, or this Agreement, as applicable, as of the end of the related Prepayment Period, that all Liquidation Proceeds that it expects to recover with respect to the liquidation of such Mortgage Loan or disposition of the related REO Property have been recovered.

“Liquidation Event”:  With respect to any Mortgage Loan, any of the following events: (i) such Mortgage Loan is paid in full; (ii) a Final Recovery Determination is made as to such Mortgage Loan; or (iii) such Mortgage Loan is removed from the Trust Estate by reason of its being purchased, sold or replaced pursuant to or as contemplated hereunder.  With respect to any REO Property, either of the following events: (i) a Final Recovery Determination is made as to such REO Property; or (ii) such REO Property is removed from the Trust Estate by reason of its being sold or purchased pursuant to Section 10.01 hereof or the applicable provisions of the Purchase and Servicing Agreement.

“Liquidation Expenses”:  With respect to a Mortgage Loan in liquidation, unreimbursed expenses paid or incurred by or for the account of the Master Servicer or the Servicer, such expenses including (a) property protection expenses, (b) property sales expenses, (c) foreclosure and sale costs, including court costs and reasonable attorneys’ fees, and (d) similar expenses reasonably paid or incurred in connection with liquidation.

“Liquidation Proceeds”:  With respect to any Mortgage Loan, the amount (other than amounts received in respect of the rental of any REO Property prior to REO Disposition) received by the Servicer as proceeds from the liquidation of such Mortgage Loan, as determined in accordance with the applicable provisions of the Purchase and Servicing Agreement, other than Subsequent Recoveries; provided that (i) with respect to any Mortgage Loan or REO Property repurchased, substituted or sold pursuant to or as contemplated hereunder, or pursuant to the applicable provisions of the Purchase and Servicing Agreement, “Liquidation Proceeds” shall also include amounts realized in connection with such repurchase, substitution or sale and (ii) with respect to a defaulted Additional Collateral Mortgage Loan, “Liquidation Proceeds” shall also include the amount realized on the related Additional Collateral, including any amounts paid under any Surety Bond.

“Loan Subgroup”:  Any of Loan Subgroup I-1, Loan Subgroup I-2, Loan Subgroup I-3, Loan Subgroup I-4, Loan Subgroup II-1 or Loan Subgroup II-2, as the context requires.

“Loan Subgroup Balance”:  As to each Loan Subgroup and any Payment Date, the aggregate of the Scheduled Principal Balances, as of the Close of Business on the first day of the related Due Period, of the Mortgage Loans in such Loan Subgroup that were Outstanding Mortgage Loans on such date.

 “Loan Subgroup I-1”:  At any time, the Subgroup I-1 Mortgage Loans in the aggregate and any REO Properties acquired in respect thereof.

“Loan Subgroup I-2”:  At any time, the Subgroup I-2 Mortgage Loans in the aggregate and any REO Properties acquired in respect thereof.

“Loan Subgroup I-3”:  At any time, the Subgroup I-3 Mortgage Loans in the aggregate and any REO Properties acquired in respect thereof.

“Loan Subgroup I-4”:  At any time, the Subgroup I-4 Mortgage Loans in the aggregate and any REO Properties acquired in respect thereof.

“Loan Subgroup II-1”:  At any time, the Subgroup II-1 Mortgage Loans in the aggregate and any REO Properties acquired in respect thereof.

“Loan Subgroup II-2”:  At any time, the Subgroup II-2 Mortgage Loans in the aggregate and any REO Properties acquired in respect thereof.

“Loan-to-Value Ratio”:  With respect to each Mortgage Loan and any date of determination, a fraction, expressed as a percentage, the numerator of which is the Principal Balance of the Mortgage Loan at such date of determination and the denominator of which is the Value of the related Mortgaged Property.

 “Majority Securityholders”:  Until such time as the sum of the Class Principal Balances of all Classes of Notes has been reduced to zero, the holder or holders of in excess of 50% of the aggregate Class Principal Balance of all Classes of Notes (accordingly, the holder of the Owner Trust Certificates shall be excluded from any rights or actions of the Majority Securityholders during such period); and thereafter, the holder or holders of in excess of 50% of the Percentage Interests of the Owner Trust Certificates.

“Master Servicer”:  Wells Fargo Bank, N.A., or any successor Master Servicer appointed as herein provided.

 “Master Servicing Fee”:  As to any Payment Date an amount equal to the sum of (i) with respect to each Mortgage Loan, the product of the Master Servicing Fee Rate and the Scheduled Principal Balance of such Mortgage Loan as of the first day of the related Due Period and (ii) all investment income on amounts on deposit in the Distribution Accounts with respect to such Payment Date.  The Master Servicing Fee described in clause (i) above for any Mortgage Loan shall be payable in respect of any Payment Date solely from the interest portion of the Monthly Payment or other payment or recovery with respect to such Mortgage Loan.

“Master Servicing Fee Rate”:  0.0025% per annum.

 “Maximum Mortgage Rate”:  With respect to each Mortgage Loan, the percentage set forth in the related Mortgage Note as the maximum Mortgage Rate thereunder.

“MERS”:  Mortgage Electronic Registration Systems, Inc., a corporation organized and existing under the laws of the State of Delaware, or any successor thereto.

“MERS Mortgage Loan”:  Any Mortgage Loan registered with MERS on the MERS System.

“MERS® System”:  The system of recording transfers of mortgages electronically maintained by MERS.

“MIN”:  The Mortgage Identification Number for any MERS Mortgage Loan.

 “MOM Loan”:  Any Mortgage Loan as to which MERS is acting as mortgagee, solely as nominee for the originator of such Mortgage Loan and its successors and assigns.

“Monthly Payment”:  With respect to any Mortgage Loan, the scheduled monthly payment of principal and/or interest on such Mortgage Loan that is payable by the related Mortgagor from time to time under the related Mortgage Note, determined, for the purposes of this Agreement: (a) after giving effect to any reduction in the amount of interest collectible from the related Mortgagor pursuant to the Relief Act or similar state or local law; (b) without giving effect to any extension granted or agreed to by the Servicer pursuant to the applicable provisions of the Purchase and Servicing Agreement; and (c) on the assumption that all other amounts, if any, due under such Mortgage Loan are paid when due.

“Moody’s”:  Moody’s Investors Service, Inc. or any successor thereto.

“Mortgage”:  The mortgage, deed of trust or other instrument creating a first lien on, or first priority security interest in, a Mortgaged Property securing a Mortgage Note.

“Mortgage File”:  The mortgage documents listed in Section 2.01 hereof pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

“Mortgage Loan”:  Each mortgage loan (including Cooperative Loans) transferred and assigned to the Indenture Trustee for the benefit of the Noteholders pursuant to Section 2.01 or Section 2.04(d) hereof as from time to time held as a part of the Trust Estate, the Mortgage Loans so held being identified in the Mortgage Loan Schedule or Schedule I hereto.

“Mortgage Rate”:  With respect to each Mortgage Loan, the annual rate at which interest accrues on such Mortgage Loan from time to time in accordance with the provisions of the related Mortgage Note.

 “Mortgage Loan Schedule”:  As of any date, the list of Mortgage Loans included in the Trust Estate on such date, attached hereto as Schedule I.  The Mortgage Loan Schedule shall be prepared by the Seller and shall set forth the following information with respect to each Mortgage Loan:

(i)

the Mortgage Loan identifying number;

(ii)

the Mortgagor’s name;

(iii)

the street address of the Mortgaged Property, including the state and five-digit ZIP code;

(iv)

a code indicating whether the Mortgaged Property was represented by the borrower, at the time of origination, as being owner-occupied;

(v)

a code indicating whether the Residential Dwelling constituting the Mortgaged Property is (a) a detached single family dwelling, (b) a dwelling in a planned unit development, (c) a condominium unit, (d) a two- to four-unit residential property, (e) a townhouse, (f) a cooperative or (g) other type of Residential Dwelling;

(vi)

if the related Mortgage Note permits the borrower to make Monthly Payments of interest only for a specified period of time, (a) the original number of such specified Monthly Payments and (b) the remaining number of such Monthly Payments as of the Cut-Off Date;

(vii)

the original months to maturity;

(viii)

the stated remaining months to maturity from the Cut-Off Date based on the original amortization schedule;

(ix)

the Loan-to-Value Ratio at origination;

(x)

the value of any Additional Collateral at origination;

(xi)

the Mortgage Rate in effect immediately following the Cut-Off Date;

(xii)

the date on which the first Monthly Payment is or was due on the Mortgage Loan;

(xiii)

the stated maturity date;

(xiv)

the Master Servicing Fee Rate and the Servicing Fee Rate, if any;

(xv)

whether such loan is an Additional Collateral Mortgage Loan;

(xvi)

the last Due Date on which a Monthly Payment was actually applied to the unpaid Scheduled Principal Balance;

(xvii)

the original principal balance of the Mortgage Loan;

(xviii)

the Scheduled Principal Balance of the Mortgage Loan on the Cut-Off Date and  a code indicating the purpose of the Mortgage Loan (i.e., purchase financing, rate/term refinancing, cash-out refinancing);

(xix)

the Index and Gross Margin specified in related Mortgage Note;

(xx)

the next Adjustment Date, if applicable;

(xxi)

the Maximum Mortgage Rate, if applicable;

(xxii)

the Value of the Mortgaged Property;

(xxiii)

the sale price of the Mortgaged Property, if applicable;

(xxiv)

the product code;

(xxv)

the Administration Fee Rate therefor; and

(xxvi)

whether the Mortgage Loan is an Adjustable Rate Mortgage Loan, a Three-Year Hybrid Mortgage Loan, a Five-Year Hybrid Mortgage Loan, a Seven-Year Hybrid Mortgage Loan or a Ten-Year Hybrid Mortgage Loan.

Information set forth in clauses (ii) and (iii) above regarding each Mortgagor and the related Mortgaged Property shall be confidential and the Indenture Trustee (or the Master Servicer) shall not disclose such information except to the extent disclosure may be required by any law or regulatory or administrative authority; provided, however, that the Indenture Trustee may disclose on a confidential basis any such information to its agents, attorneys and any auditors in connection with the performance of its responsibilities hereunder.

The Mortgage Loan Schedule, as in effect from time to time, shall also set forth the following information with respect to the Mortgage Loans in the aggregate as of the Cut-Off Date: (1) the number of Mortgage Loans; (2) the current Scheduled Principal Balance of the Mortgage Loans; (3) the weighted average Mortgage Rate of the Mortgage Loans; and (4) the weighted average remaining months to maturity of the Mortgage Loans.  The Mortgage Loan Schedule shall be amended from time to time by the Seller in accordance with the provisions of this Agreement.

“Mortgage Note”:  The original executed note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan.

“Mortgaged Property”:  Either of (x) the fee simple or leasehold interest in real property, together with improvements thereto including any exterior improvements to be completed within 120 days of disbursement of the related Mortgage Loan proceeds, or (y) in the case of a Cooperative Loan, the related Cooperative Shares and Proprietary Lease, securing the indebtedness of the Mortgagor under the related Mortgage Loan.

“Mortgagor”:  The obligor on a Mortgage Note.

 “Net Liquidation Proceeds”:  With respect to any Liquidated Mortgage Loan or any other disposition of related Mortgaged Property (including REO Property), the related Liquidation Proceeds net of Advances, related Servicing Advances, Master Servicing Fee, related Servicing Fees and any other accrued and unpaid servicing fees received and retained in connection with the liquidation of such Mortgage Loan or Mortgaged Property.

“Net Mortgage Rate”:  With respect to any Mortgage Loan (or the related REO Property), as of any date of determination, a per annum rate of interest equal to the then applicable Mortgage Rate for such Mortgage Loan minus the related Servicing Fee Rate, Master Servicing Fee Rate and the Group I Owner Trustee Fee Rate or the Group II Owner Trustee Fee Rate, as applicable, if any.

“Nonrecoverable”:  The determination by the Master Servicer (as successor servicer) or the Servicer in respect of a delinquent Mortgage Loan that if it were to make an Advance in respect thereof, such amount would not be recoverable from any collections or other recoveries (including Liquidation Proceeds) on such Mortgage Loan.

“Note”:  Any of the Group I Notes or the Group II Notes.

“Note Interest Rate”:  With respect to each Class of Notes and any Payment Date, the applicable per annum rate described in the footnotes to the table in the Preliminary Statement hereto.

 “Note Principal Amount”:  With respect to each Note of a given Class (other than a Notional Note) and any date of determination, the product of (i) the Class Principal Balance of such Class and (ii) the applicable Percentage Interest of such Note.

“Note Register” and “Note Registrar”:  As defined in the Indenture.

“Noteholder” or “Holder”:  As defined in the Indenture.

“Notional Note”:  Any Class II-1-AX Note, Class II-2-AX Note or Class I-A-X Note.

“Offered Notes”:  The Group I Offered Notes and the Group II Offered Notes.

“Offering Documents”:  The Prospectus Supplement and the Prospectus.

“Officer’s Certificate”:  A certificate signed by the Chairman of the Board, the Vice Chairman of the Board, the President or a vice president (however denominated), or by the Treasurer, the Secretary, or one of the assistant treasurers or assistant secretaries of the Seller, the Master Servicer, the Securities Administrator or the Depositor, as applicable.

“One-Month LIBOR”:  For the initial Accrual Period, the Securities Administrator will determine One-Month LIBOR for such Accrual Period based on information available on the second LIBOR Business Day preceding the Closing Date with respect to the Group I Offered Notes, and for any Accrual Period thereafter, on the second LIBOR Business Day preceding the related Accrual Period, the one month rate which appears on the Reuters Screen LIBOR01, as of 11:00 a.m., London time on the LIBOR Determination Date. If such rate is not provided, One-Month LIBOR shall mean the rate determined by the Securities Administrator (or a calculation agent on its behalf) in accordance with the following procedure:

(i)

The Securities Administrator on the LIBOR Determination Date will request the principal London offices of each of four major Reference Banks in the London interbank market, as selected by the Securities Administrator, to provide the Securities Administrator with its offered quotation for deposits in United States dollars for the upcoming one-month period, commencing on the second LIBOR Business Day immediately following such LIBOR Determination Date, to prime banks in the London interbank market at approximately 11:00 a.m. London time on such LIBOR Determination Date and in a principal amount that is representative for a single transaction in United States dollars in such market at such time. If at least two such quotations are provided, One-Month LIBOR determined on such LIBOR Determination Date will be the arithmetic mean of such quotations (rounded upwards if necessary to the nearest whole multiple of 0.0625%).

(ii)

If fewer than two quotations are provided, One-Month LIBOR determined on such LIBOR Determination Date will be the higher of (x) One-Month LIBOR as determined on the previous Interest Determination Date and (y) the arithmetic mean of the rates quoted at approximately 11:00 a.m. in New York City on such LIBOR Determination Date by three major banks in New York City selected by the Securities Administrator for one-month United States dollar loans to lending European banks, in a principal amount that is representative for a single transaction in United States dollars in such market at such time (rounded upwards if necessary to the nearest whole multiple of 0.0625%); provided, however, that if the banks so selected by the Securities Administrator are not quoting as mentioned in this sentence, One-Month LIBOR determined on such LIBOR Determination Date will continue to be One-Month LIBOR as then currently in effect on such LIBOR Determination Date.

(iii)

The establishment of One-Month LIBOR and each Note Interest Rate by the Securities Administrator shall (in the absence of manifest error) be final, conclusive and binding upon each Holder of an Group I Offered Note and the Securities Administrator.

 “Operative Agreements”:  The Trust Agreement, the Certificate of Trust, this Agreement, the Purchase and Servicing Agreement, the Indenture, the Administration Agreement and each other document contemplated by any of the foregoing to which the Depositor, the Owner Trustee, the Securities Administrator, the Master Servicer, the Indenture Trustee or the Issuer is a party.

“Opinion of Counsel”:  A written opinion of counsel, who may, without limitation, be a salaried counsel for the Depositor, the Originator, the Master Servicer, the Securities Administrator or the Indenture Trustee, acceptable to the Indenture Trustee or the Securities Administrator, as applicable, but which must be Independent outside counsel concerning federal income tax matters.

“Original Class Notional Amount”:  With respect to the Class II-1-AX, Class II-2-AX and Class I-A-X Notes, the corresponding aggregate notional amount set forth opposite the Class designation of such Class in the Preliminary Statement.

“Original Class Principal Balance”:  With respect to each Class of Notes other than the Notional Notes, the corresponding aggregate amount set forth opposite the Class designation of such Class in the Preliminary Statement.

 “Original Trust Agreement”:  The Interim Trust Agreement dated as of April 11, 2008 by and between the Owner Trustee and the Depositor pursuant to which the Issuer was formed by filing of the Certificate of Trust.

“Originator” PHH Mortgage Corporation.

“Outstanding Mortgage Loan”:  As of any Due Date, a Mortgage Loan with a Scheduled Principal Balance greater than zero, that was not the subject of a prepayment in full prior to such Due Date and that did not become a Liquidated Mortgage Loan prior to such Due Date.

 “Owner Trustee”:  LaSalle National Trust Delaware, a national banking association, not in its individual capacity, but solely as owner trustee under the Trust Agreement, or any successor in interest which accepts its appointment as Owner Trustee and agrees to act in such capacity in accordance with the Trust Agreement.

“Owner Trustee Fee”:  The annual on-going fee payable on behalf of the Trust to the Owner Trustee pursuant to Section 8.05 of this Agreement.

“Owner Trust Certificate”:  A certificate representing an undivided beneficial ownership interest in the Trust, substantially in the form attached as Exhibit A to the Trust Agreement.

 “Paying Agent”:  Initially, the Securities Administrator, in its capacity as paying agent for the Notes under the Indenture and paying agent for the Certificates under the Trust Agreement, or any successor to the Securities Administrator in such capacity.

“Payment Date”:  The 25th day of the month, or, if such day is not a Business Day, the next Business Day commencing in May 2008.

“Payment Date Statement”:  As defined in Section 5.04(a) hereof.

“PCAOB”:  The Public Company Accounting Oversight Board.

“Percentage Interest”:  With respect to any Note, a fraction, expressed as a percentage, the numerator of which is the Initial Note Principal Amount or Initial Note Notional Amount, as applicable, represented by such Note and the denominator of which is the Original Class Principal Balance or Original Class Notional Amount, as applicable, of the related Class.  With respect to any Owner Trust Certificate, the Percentage Interest noted on the face of such certificate.

 “Person”:  Any individual, corporation, partnership, limited liability company, joint venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

 “Prepayment Interest Shortfall”:  With respect to any Payment Date and each Mortgage Loan that during the related Prepayment Period was the subject of a Principal Prepayment, an amount determined as follows:

(a)

with respect to Principal Prepayments in part received during the relevant Prepayment Period:  the difference between (i) one month’s interest at the applicable Net Mortgage Rate on the amount of such prepayment and (ii) the amount of interest for the calendar month of such prepayment (adjusted to the applicable Net Mortgage Rate) received at the time of such prepayment; and

(b)

with respect to Principal Prepayments in full received during the relevant Prepayment Period:  the difference between (i) one month’s interest at the applicable Net Mortgage Rate on the Scheduled Principal Balance of such Mortgage Loan immediately prior to such prepayment and (ii) the amount of interest for the calendar month of such prepayment (adjusted to the applicable Net Mortgage Rate) received at the time of such prepayment.

 “Prepayment Period”:  With respect to any Payment Date, the calendar month preceding the month in which such Payment Date occurs.

“Principal Balance”:  As to any Mortgage Loan, other than a Liquidated Mortgage Loan, and any day, the related Cut-Off Date Principal Balance, minus all collections credited against the Principal Balance of such Mortgage Loan after the Cut-Off Date.  For purposes of this definition, a Liquidated Mortgage Loan shall be deemed to have a Principal Balance equal to the Principal Balance of the related Mortgage Loan as of the final recovery of related Liquidation Proceeds and a Principal Balance of zero thereafter.  As to any REO Property and any day, the Principal Balance of the related Mortgage Loan immediately prior to such Mortgage Loan becoming REO Property.

“Principal Only Notes”: The Class II-1-PO Notes.

“Primary Insurance Policy”:  Mortgage guaranty insurance, if any, on an individual Mortgage Loan, as evidenced by a policy or certificate.

 “Principal Prepayment”:  Any payment of principal made by the Mortgagor on a Mortgage Loan that is received in advance of its scheduled Due Date and that is not accompanied by an amount of interest representing the full amount of scheduled interest due on any Due Date in any month or months subsequent to the month of prepayment.

“Privately Offered Notes”:  Collectively, the Class II-1-PO Notes, the Interest Only Notes and the Subordinate Notes.

 “Proprietary Lease”:  With respect to any Cooperative Unit, a lease or occupancy agreement between a Cooperative Corporation and a holder of related Cooperative Shares.

“Prospectus”:  The Prospectus Supplement, together with the accompanying prospectus, dated June 11, 2007, relating to the Offered Notes.

“Prospectus Supplement”:  That certain Prospectus Supplement, dated April 23, 2008, relating to the initial sale of the Offered Notes.

“Purchase and Servicing Agreement”:  The Mortgage Loan Flow Purchase, Sale & Servicing Agreement dated as of December 14, 2007 among PHH Mortgage Corporation, Bishop’s Gate Residential Mortgage Trust and Chimera Investment Corporation, as modified by the Assignment Agreement.

“Purchase Price”:  With respect to any Mortgage Loan or REO Property to be purchased pursuant to or as contemplated by Section 2.04, Section 3.25 or Section 10.01 hereof, and as confirmed by an Officers’ Certificate from the Originator to the Indenture Trustee, an amount equal to the sum of (i) 100% of the Principal Balance thereof as of the date of purchase (or such other price as is provided in Section 10.01), plus (ii) in the case of (x) a Mortgage Loan, accrued interest on such Principal Balance at the applicable Mortgage Rate from the Due Date as to which interest was last covered by a payment by the Mortgagor through the end of the calendar month in which the purchase is to be effected, and (y) an REO Property, the sum of (1) accrued interest on such Principal Balance at the applicable Mortgage Rate from the Due Date as to which interest was last covered by a payment by the Mortgagor plus (2) REO Imputed Interest for such REO Property for each calendar month commencing with the calendar month in which such REO Property was acquired and ending with the calendar month in which such purchase is to be effected, net of the total of all net rental income, Insurance Proceeds and Liquidation Proceeds that as of the date of purchase had been distributed as or to cover REO Imputed Interest, plus (iii) any unreimbursed Servicing Advances allocable to such Mortgage Loan or REO Property, plus (iv)  in the case of a Mortgage Loan required to be purchased pursuant to Section 2.04 hereof, any costs and damages incurred by the Indenture Trustee in respect of a breach or defect giving rise to the purchase obligations or by the Issuer in connection with any violation by such Mortgage Loan of any predatory- or abusive-lending laws.

“Qualified Substitute Mortgage Loan”:  A Mortgage Loan substituted by the Originator for a Deleted Mortgage Loan which must, on the date of such substitution, (i) have a Principal Balance, after deduction of all Monthly Payments due and received in the month of substitution, not in excess of the Principal Balance of the Deleted Mortgage Loan and not less than ninety percent (90%) of the Principal Balance of the Deleted Mortgage Loan, (ii) have a remaining term to maturity not greater than (and not more than one year less than) that of the Deleted Mortgage Loan, (iii) have a Mortgage Rate not less than (and not more than one percentage point greater than) the Mortgage Rate of the Deleted Mortgage Loan, (iv) with respect to each Qualified Substituted Mortgage Loan for Loan Group I, have a Minimum Rate not less than that of the Deleted Mortgage Loan, (v) with respect to each Qualified Substituted Mortgage Loan for Loan Group I, have a Maximum Rate not less than that of the Deleted Mortgage Loan and not more than one (1) percentage points above that of the Deleted Mortgage Loan, (vi) with respect to each Qualified Substituted Mortgage Loan for Loan Group I, have a gross margin not less than that of the Deleted Mortgage Loan, (vii) with respect to each Qualified Substituted Mortgage Loan for Loan Group I, have a periodic rate cap equal to that of the Deleted Mortgage Loan, (viii) have a Loan-to-Value Ratio at the time of substitution equal to or less than the Loan-to-Value Ratio of the Deleted Mortgage Loan at the time of substitution, (ix) with respect to each Qualified Substituted Mortgage Loan for Loan Group I, have the same Adjustment Date as that of the Deleted Mortgage Loan, (x) with respect to each Qualified Substituted Mortgage Loan for Loan Group I, have the same index as that of the Deleted Mortgage Loan, (xi) comply as of the date of substitution with each representation and warranty set forth in Sections 3.01, 3.02 and 3.03 of the Purchase and Servicing Agreement, (xii) be in the same credit grade category as the Deleted Mortgage Loan and (xiii) have the same Due Date as the Deleted Mortgage Loan; (xiv) be current as of the date of substitution (xv) have been underwritten or reunderwritten in accordance with the same underwriting criteria and guidelines as the Deleted Mortgage Loan, (xvi) have the same lien status as the Deleted Mortgage Loan; (xvii) have a credit score not less than that of the Deleted Mortgage Loan.  In the event that one or more mortgage loans are substituted for one or more Deleted Mortgage Loans, the amounts described in clause (i) hereof shall be determined on the basis of aggregate principal balances, the terms described in clauses, (ii),  (viii) and (xvii) hereof shall be determined on the basis of weighted average remaining term to maturity, Loan-to-Value Ratio and credit score, except to the extent otherwise provided in this sentence, the representations and warranties described in clause (x) hereof must be satisfied as to each Qualified Substitute Mortgage Loan or in the aggregate, as the case may be.

“Rating Agency”:  Each of Moody’s and S&P and any respective successors thereto.  If Moody’s, S&P or their respective successors shall no longer be in existence, “Rating Agency” shall include such nationally recognized statistical rating agency or agencies, or other comparable Person or Persons, as shall have been designated by the Depositor, notice of which designation shall be given to the Indenture Trustee, the Securities Administrator and the Master Servicer.

“Realized Loss”:  For any Payment Date and (i) any Mortgage Loan which became a Liquidated Mortgage Loan during the related Prepayment Period, the sum of (a) the Scheduled Principal Balance of such Mortgage Loan remaining outstanding (after all recoveries of principal including Net Liquidation Proceeds have been applied thereto) and the principal portion of Non-Recoverable Advances made by the Servicer and/or the Master Servicer with respect to such Mortgage Loan which have been reimbursed from amounts received in respect of the Mortgage Loans in such Loan Group other than the related Mortgage Loan, and (b) the accrued interest on such Mortgage Loan remaining unpaid and the interest portion of Non-Recoverable Advances made by the Servicer and/or the Master Servicer with respect to such Mortgage Loan which have been reimbursed from amounts received in respect of the Mortgage Loans of the related Loan Subgroup other than the related Mortgage Loan, (ii) a Mortgage Loan subject to a Deficient Valuation, the excess of the Scheduled Principal Balance of that Mortgage Loan over the principal amount as reduced in connection with the proceedings resulting in a Deficient Valuation, (iii) a Mortgage Loan subject to a Debt Service Reduction, the present value of all monthly Debt Service Reductions, discounted monthly at the applicable Mortgage Rate and (iv) any Mortgage Loan modified pursuant to the terms of the Purchase and Servicing Agreement or this Agreement, the amount, if any, by which the Scheduled Principal Balance of such Mortgage Loan has been reduced as a result of such modification.

“Recognition Agreement”:  With respect to any Cooperative Loan, an agreement between the related Cooperative Corporation and the originator of such Mortgage Loan to establish the rights of such originator in the related Cooperative Property.

“Record Date”:  With respect to each Payment Date and the Notes, the last Business Day of the calendar month preceding the month in which such Payment Date occurs.

“Refinancing Mortgage Loan”:  Any Mortgage Loan originated in connection with the refinancing of an existing mortgage loan.

“Regulation AB”:  Subpart 229.1100 – Asset Backed Securities (Regulation AB), 17 C.F.R. §§229.1100-229.1123, as such may be amended from time to time, and subject to such clarifications and interpretations as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

“Relevant Servicing Criteria”:  The Servicing Criteria applicable to each party, as set forth on Exhibit F attached hereto and any similar exhibit set forth in the Purchase and Servicing Agreement in respect of the Servicer.  Multiple parties can have responsibility for the same Relevant Servicing Criteria.  With respect to a Servicing Function Participant engaged by the Master Servicer, the Securities Administrator or the Servicer, the term “Relevant Servicing Criteria” may refer to a portion of the Relevant Servicing Criteria applicable to such parties.

“Relief Act”:  The Servicemembers Civil Relief Act, as amended.

 “Remittance Report”:  The Master Servicer’s Remittance Report to the Securities Administrator providing information with respect to each Mortgage Loan which is provided no later than the second Business Day following each Determination Date and which shall contain such information as may be agreed upon by the Master Servicer and the Securities Administrator and which shall be sufficient to enable the Securities Administrator to prepare the related Payment Date Statement.

“REO Account”:  The account or accounts maintained by the Servicer in respect of an REO Property pursuant to the Purchase and Servicing Agreement.

“REO Disposition”:  The sale or other disposition of an REO Property on behalf of the Trust.

“REO Imputed Interest”:  As to any REO Property, for any calendar month during which such REO Property was at any time part of the Trust Estate, one month’s interest at the applicable Net Mortgage Rate on the Principal Balance of such REO Property (or, in the case of the first such calendar month, of the related Mortgage Loan if appropriate) as of the Close of Business on the Due Date in such calendar month.

“REO Principal Amortization”:  With respect to any REO Property, for any calendar month, the excess, if any, of (a) the aggregate of all amounts received in respect of such REO Property during such calendar month, whether in the form of rental income, sale proceeds (including, without limitation, that portion of the Group I Clean-Up Call Purchase Price or Group II Clean-Up Call Purchase Price, as applicable, paid in connection with a purchase of all of the Mortgage Loans and REO Properties in the related Loan Group pursuant to Section 10.01 hereof that is allocable to such REO Property) or otherwise, net of any portion of such amounts (i) payable pursuant to the applicable provisions of the Purchase and Servicing Agreement in respect of the proper operation, management and maintenance of such REO Property or (ii) payable or reimbursable to the Servicer pursuant to the applicable provisions of the Purchase and Servicing Agreement for unpaid Master Servicing Fees and Servicing Fees in respect of the related Mortgage Loan and unreimbursed Servicing Advances and Advances in respect of such REO Property or the related Mortgage Loan, over (b) the REO Imputed Interest in respect of such REO Property for such calendar month.

“REO Property”:  A Mortgaged Property acquired by the Servicer on behalf of the Issuer through foreclosure or deed-in-lieu of foreclosure in accordance with the applicable provisions of the Purchase and Servicing Agreement.

“Reportable Event”:  As defined in Section 3.19(c).

“Reporting Servicer”:  As defined in Section 3.19(b).

“Residential Dwelling”:  Any one of the following: (i) a detached one-family dwelling, (ii) a two- to four-family dwelling, (iii) a one-family dwelling unit in a condominium project, (iv) a manufactured home, (v) a cooperative unit or (vi) a detached one-family dwelling in a planned unit development, none of which is a mobile home.

“Responsible Officer”:  When used with respect to the Indenture Trustee, the Owner Trustee or the Securities Administrator, any director, any vice president, any assistant vice president, any associate assigned to the Corporate Trust Office (or similar group) or any other officer of the Indenture Trustee, Owner Trustee or Securities Administrator, as applicable, customarily performing functions similar to those performed by any of the above designated officers, in each case, having direct responsibilities for the administration of the Operative Agreements to which the Indenture Trustee, the Securities Administrator, the Owner Trustee or the Trust is a party and, with respect to a particular matter, to whom such matter is referred because of such officer’s knowledge of and familiarity with the particular subject.

“Sarbanes-Oxley Act”:  The Sarbanes-Oxley Act of 2002 and the rules and regulations of the Commission promulgated thereunder (including any interpretations thereof by the Commission’s staff).

“Sarbanes-Oxley Certification”: A written certification covering the activities of all Servicing Function Participants (excluding the Custodian) and the Servicer and signed by an officer of the Master Servicer that complies with (i) the Sarbanes-Oxley Act of 2002, as amended from time to time, and (ii) Exchange Act Rules 13a-14(d) and 15d-14(d), as in effect from time to time; provided that if, after the Closing Date (a) the Sarbanes-Oxley Act of 2002 is amended, (b) the Rules referred to in clause (ii) are modified or superseded by any subsequent statement, rule or regulation of the Commission or any statement of a division thereof, or (c) any future releases, rules and regulations are published by the Securities and Exchange Commission from time to time pursuant to the Sarbanes-Oxley Act of 2002, which in any such case affects the form or substance of the required certification and results in the required certification being, in the reasonable judgment of the Master Servicer, materially more onerous than the form of the required certification as of the Closing Date, the Sarbanes-Oxley Certification shall be as agreed to by the Master Servicer, the Depositor and the Seller following a negotiation in good faith to determine how to comply with any such new requirements.

 “Scheduled Principal Balance”:  With respect to any Mortgage Loan: (a) as of any date of determination up to and including the Payment Date on which the proceeds, if any, of a Liquidation Event with respect to such Mortgage Loan would be distributed, the outstanding principal balance of such Mortgage Loan as of the Cut-Off Date, as shown in the Mortgage Loan Schedule plus any Capitalization Reimbursement Amounts for such Mortgage Loan, if any, minus, in the case of each Mortgage Loan, the sum of (i) the principal portion of each Monthly Payment due on a Due Date subsequent to the Cut-Off Date, whether or not received, (ii) all Principal Prepayments received after the Cut-Off Date, to the extent distributed pursuant to Section 5.01 before such date of determination and (iii) all Liquidation Proceeds and Insurance Proceeds applied by the Servicer as recoveries of principal in accordance with the applicable provisions of the Purchase and Servicing Agreement, to the extent distributed pursuant to Section 5.01 before such date of determination; and (b) as of any date of determination subsequent to the Payment Date on which the proceeds, if any, of a Liquidation Event with respect to such Mortgage Loan would be distributed, zero.  With respect to any REO Property: (x) as of any date of determination up to and including the Payment Date on which the proceeds, if any, of a Liquidation Event with respect to such REO Property would be distributed, an amount (not less than zero) equal to the Scheduled Principal Balance of the related Mortgage Loan as of the date on which such REO Property was acquired on behalf of the Trust, minus the aggregate amount of REO Principal Amortization in respect of such REO Property for all previously ended calendar months, to the extent distributed pursuant to Section 5.01 before such date of determination; and (y) as of any date of determination subsequent to the Payment Date on which the proceeds, if any, of a Liquidation Event with respect to such REO Property would be distributed, zero.

“Securities”:  Collectively, the Notes and the Owner Trust Certificates.

“Security”:  A Note or an Owner Trust Certificate.

“Securities Act”:  The Securities Act of 1933, as amended and the rules and regulations thereunder.

“Securities Administrator”:  Wells Fargo Bank, N.A., or its successor in interest, or any successor securities administrator appointed as herein provided.

“Securities Intermediary”:  The Person acting as Securities Intermediary under this Agreement (which is Wells Fargo Bank, N.A.), its successor in interest, and any successor Securities Intermediary appointed pursuant to Section 4.08.

“Security Agreement”:  With respect to any Cooperative Loan, the agreement between the owner of the related Cooperative Shares and the originator of the related Mortgage Note that defines the terms of the security interest in such Cooperative Shares and the related Proprietary Lease.

“Security Entitlement”:  The meaning specified in Section 8-102(a)(17) of the New York UCC.

“Seller”: Chimera Investment Corporation.

“Senior Note Available Funds Shortfall”: For any Payment Date and any Class of Group I Offered Notes, the sum of (i) the excess of the amount of interest that would have accrued on that class of Group I Offered Notes for the related Accrual Period had the Note Interest Rate for such Class been determined without regard to the applicable Group I Available Funds Rate over the amount of interest accrued on such Class of Group I Offered Notes at its Note Interest Rate for such Accrual Period, (ii) any amounts described in clause (i) above for prior Payment Dates that remain unpaid, and (iii) interest on the amount described in clause (ii) at the Note Interest Rate for such Class determined without regard to the applicable Group I Available Funds Rate.

“Senior Notes”: The Group I Senior Notes and the Group II Senior Notes.

 “Servicer”:  PHH Mortgage Corporation, in its capacity as servicer under the Purchase and Servicing Agreement, as amended by the Assignment Agreement.

“Servicer Remittance Date”:  With respect to each Mortgage Loan, the 18th day of each month, or the next Business Day if such 18th day is not a Business Day.

“Service(s)(ing)”:  In accordance with Regulation AB, the act of servicing and administering the Mortgage Loans or any other assets of the Trust by an entity that meets the definition of “servicer’ set forth in Item 1101 of Regulation AB and is subject to the disclosure requirements set forth in 1108 of Regulation AB.  Any uncapitalized occurrence of this term shall have the meaning commonly understood by participants in the residential mortgage-backed securitization market.

 “Servicing Advances”:  With respect to the Servicer or the Master Servicer as successor servicer (including the Indenture Trustee in its capacity as successor Master Servicer), all customary, reasonable and necessary “out of pocket” costs and expenses (including reasonable attorneys’ fees and expenses) incurred by the Servicer or the Master Servicer in the performance of its servicing obligations under the Purchase and Servicing Agreement, or this Agreement, as applicable, including, but not limited to, the cost of (i) the preservation, restoration, inspection and protection of the Mortgaged Property, (ii) any enforcement or judicial proceedings, including foreclosures and (iii) the management and liquidation of the REO Property.

 “Servicing Criteria”:  The criteria set forth in paragraph (d) of Item 1122 of Regulation AB, as such may be amended from time to time.

“Servicing Fee”:  With respect to the Servicer and each Mortgage Loan serviced by the Servicer and for any calendar month, the fee payable to the Servicer determined pursuant to the Purchase and Servicing Agreement.

“Servicing Fee Rate”:  With respect to each Mortgage Loan, the per annum servicing fee rate set forth on the Mortgage Loan Schedule.

“Servicing Function Participant”:  Any Sub-Servicer or Subcontractor, other than the Servicer, the Master Servicer, the Indenture Trustee, the Custodian and the Securities Administrator, in each case that is participating in the servicing function within the meaning of Regulation AB.

“Servicing Officer”:  Any officer of a Master Servicer or Servicer involved in, or responsible for, the administration and servicing of Mortgage Loans, whose name and specimen signature appear on a list of servicing officers furnished by the Master Servicer to the Indenture Trustee, the Securities Administrator and the Depositor on the Closing Date, as such list may from time to time be amended.

“Servicing Transfer Costs”:  All reasonable costs and expenses incurred by the Master Servicer in connection with the appointment of a successor servicer and the transfer of servicing from a predecessor servicer, including, without limitation, any reasonable costs or expenses associated with the identification and engagement of a successor servicer, the documentation of the assumption of servicing by the successor servicer, the complete transfer of all servicing data and the completion, correction or manipulation of such servicing data as may be required by the Master Servicer to correct any errors or insufficiencies in the servicing data or otherwise to enable the Master Servicer to service the Mortgage Loans properly and effectively.

“Seven-Year Hybrid Mortgage Loans”:  The Mortgage Loans identified as such on Schedule I hereto.

 “S&P”:  Standard & Poor’s Rating Services (a division of The McGraw-Hill Companies, Inc.).

“Stated Maturity Date”:  As defined in the Indenture.

“Subcontractor”:  Any vendor, subcontractor or other Person that is not responsible for the overall servicing of Mortgage Loans but performs one or more discrete functions identified in Item 1122(d) of Regulation AB with respect to Mortgage Loans under the direction or authority of the Servicer (or a Sub-Servicer of the Servicer), the Master Servicer, the Indenture Trustee or the Securities Administrator.

“Subgroup I-1 Mortgage Loans”:  A Mortgage Loan that is identified as such on the Mortgage Loan Schedule.

“Subgroup I-2 Mortgage Loans”:  A Mortgage Loan that is identified as such on the Mortgage Loan Schedule.

“Subgroup I-3 Mortgage Loans”:  A Mortgage Loan that is identified as such on the Mortgage Loan Schedule.

“Subgroup I-4 Mortgage Loans”:  A Mortgage Loan that is identified as such on the Mortgage Loan Schedule.

“Subgroup II-1 Discount Fraction”: For any Payment Date and a Subgroup II-1 Discount Loan, a fraction, the numerator of which is 6.00% minus the Net Mortgage Rate as of the Cut-Off Date on such Subgroup II-1 Discount Loan, and the denominator of which is 6.00%.

“Subgroup II-1 Discount Fractional Principal Amount” For any Payment Date and the Subgroup II-1 Discount Loans, the aggregate of the following with respect to each Subgroup II-1 Discount Loan: the Subgroup II-1 Discount Fraction of the amounts described in the definition of Group II Principal Distribution Amount, Group II Principal Prepayment Amount and Group II Liquidation Principal, reduced by the Subgroup II-1 Discount Fraction of the Group II Capitalization Reimbursement Amount on a Subgroup II-1 Discount Loan.

“Subgroup II-1 Discount Fractional Principal Shortfall”: For (i) any Payment Date prior to the Group II Credit Support Depletion Date, an amount generally equal to the sum of (1) the Subgroup II-1 Discount Fraction of any loss on such Subgroup II-1 Discount Loan and (2) the amounts described in clause (1) above for all prior Payment Dates to the extent not previously distributed, and (ii) any Payment Date on or after the Group II Credit Support Depletion Date, zero.

“Subgroup II-1 Discount Loan”: Any Subgroup II-1 Mortgage Loan with a Net Mortgage Rate as of the Cut-Off Date of less than 6.00% per annum.

 “Subgroup II-1 Mortgage Loans”:  A Mortgage Loan that is identified as such on the Mortgage Loan Schedule.

“Subgroup II-1 Net WAC Rate”: For any Payment Date and Subgroup II-1, a rate equal to the weighted average of the Net Mortgage Rates on the Subgroup II-1 Mortgage Loans as of the beginning of the related Due Period.

 “Subgroup II-1 Non-Discount Loan”: Any Subgroup II-1 Mortgage Loan with a Net Mortgage Rate as of the Cut-Off Date greater than or equal to 6.00% per annum.

“Subgroup II-2 Mortgage Loans”: A Mortgage Loan that is identified as such on the Mortgage Loan Schedule.

“Subgroup II-2 Net WAC Rate”: For any Payment Date and Subgroup II-2, a rate equal to the weighted average of the Net Mortgage Rates on the Subgroup II-2 Mortgage Loans as of the beginning of the related Due Period.

 “Subordinate Note”:  Any one of the Group I Subordinate Notes or the Group II Subordinate Notes.

 “Sub-Servicer”:  Any Person that (i) services Mortgage Loans on behalf of the Servicer, the Master Servicer, the Securities Administrator, the Indenture Trustee or the Custodian and (ii) is responsible for the performance (whether directly or through sub-Servicer or Subcontractors) of Servicing functions required to be performed under this Agreement, the Purchase and Servicing Agreement or any sub-servicing agreement that are identified in Item 1122(d) of Regulation AB.

“Subsequent Recovery”:  With respect to any Payment Date and a Mortgage Loan that became a Liquidated Mortgage Loan in a month preceding the related Prepayment Period to such Payment Date and with respect to which the related Realized Loss was allocated to one or more Classes of Notes, an amount received in respect of such Liquidated Mortgage Loan during the related Prepayment Period, net of any reimbursable expenses.

“Substitution Adjustment”:  As defined in Section 2.04(d) hereof.

“Surety Bond”: The Limited Purpose Surety Bond (Policy No. AB0039BE), issued by Ambac Assurance Corporation for the benefit of certain beneficiaries, including the Indenture Trustee for the benefit of the Holders of the Notes, but only to the extent that such Limited Purpose Surety Bond covers any Additional Collateral Mortgage Loans.

“Ten-Year Hybrid Mortgage Loans”:  The Mortgage Loans identified as such on Schedule I hereto.

 “Three-Year Hybrid Mortgage Loans”:  The Mortgage Loans identified as such on Schedule I hereto.

 “Trust”:  The Issuer.

“Trust Account”:  Each Distribution Account, each Custodial Account, the Group I Reserve Fund, the Group II Reserve Fund, the Certificate Distribution Account and the Class I-A-X Reserve Fund, as the context requires.

“Trust Account Property”:  The Trust Accounts, the Certificate Distribution Account, all amounts and investments held from time to time in the Trust Accounts (whether in the form of deposit accounts, physical property, book-entry securities, uncertificated securities, securities entitlements, investment property or otherwise) and all proceeds of the foregoing.

“Trust Agreement”:  The Original Trust Agreement as amended and restated by the Amended and Restated Trust Agreement dated April 24, 2008 by and among the Depositor, the Owner Trustee and the Securities Administrator.

“Trust Estate”:  The assets subject to this Agreement and the Indenture, (including those transferred by the Depositor to the Issuer) and pledged by the Issuer to the Indenture Trustee, which assets consist of all accounts, accounts receivable, contract rights, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, notes, drafts, letters of credit, advices of credit, investment property, uncertificated securities and rights to payment of any and every kind consisting of, arising from or relating to any of the following:  (i) such Mortgage Loans as from time to time are subject to this Agreement, together with the Mortgage Files relating thereto, together with all collections thereon (including any Insurance Proceeds, Liquidation Proceeds or other recoveries) and proceeds thereof, (ii) any REO Property, together with all collections thereon (including any Insurance Proceeds, Liquidation Proceeds or other recoveries) and proceeds thereof, (iii) the Issuer’s rights with respect to the Mortgage Loans under all insurance policies required to be maintained pursuant to this Agreement and any proceeds thereof, (iv) all right, title and interest of the Depositor and the Issuer under the Purchase and Servicing Agreement and the Assignment Agreement (including any security interest created thereby) with respect to the Mortgage Loans; (v) the Trust Accounts (subject to the last sentence of this definition), any REO Account and such assets that are deposited therein from time to time and any investments thereof, together with any and all income, proceeds and payments with respect thereto, (vi) all right, title and interest of the Issuer in and to each security or pledge agreement or guarantee in respect of Additional Collateral  (including the Surety Bond supporting any Additional Collateral Mortgage Loan, the Issuer’s security interest in and to any Additional Collateral and the Issuer’s rights to require payment in any Additional Collateral Mortgage Loan pursuant to the Purchase and Servicing Agreement), (vii) all right, title and interest of the Issuer under the Administration Agreement and (viii) all proceeds of the foregoing.  Notwithstanding the foregoing, however, the Trust Estate specifically excludes (1) all payments and other collections of interest and principal due on the Mortgage Loans on or before the Cut-Off Date and principal received before the Cut-Off Date (except any principal collected as part of a payment due after the Cut-Off Date) and (2) all income and gain realized from Eligible Investments of funds on deposit in the Distribution Account.

“Two Times Test”: Will be met if (x) on or prior to the Payment Date in April 2011, (i) the Group I Aggregate Subordinate Percentage is at least two times the Group I Aggregate Subordinate Percentage as of the Closing Date, (ii) the condition described in clause (i) of the second bullet in the definition of “Group I Senior Prepayment Percentage” is satisfied and (iii) cumulative Realized Losses with respect to the Group I Mortgage Loans do not exceed 20% of the aggregate Class Principal Balance of the Group I Subordinate Notes as of the Closing Date or (y) on or after the Payment Date in May 2011, (i) the Group I Aggregate Subordinate Percentage is at least two times such Group I Aggregate Subordinate Percentage as of the Closing Date, (ii) the condition described in clause (i) of the second bullet in the definition of “Group I Senior Prepayment Percentage” is satisfied and (iii) cumulative Realized Losses with respect to the Group I Mortgage Loans do not exceed 30% of the aggregate Class Principal Balance of the Group I Subordinate Notes as of the Closing Date.

 “Uniform Commercial Code”:  The Uniform Commercial Code as in effect in any applicable jurisdiction from time to time.

“Uninsured Cause”:  Any cause of damage to a Mortgaged Property such that the complete restoration of such property is not fully reimbursable by the hazard insurance policies required to be maintained on such Mortgaged Property.

“Value”:  With respect to any Mortgage Loan and the related Mortgaged Property, the lesser of:

(i)

the value of such Mortgaged Property as determined by an appraisal, or an automated valuation model (AVM) in lieu of an appraisal, made for the originator of the Mortgage Loan at the time of origination of the Mortgage Loan by an appraiser who met the minimum requirements of Title XI of the Financial Institution Reform, Recovery and Enforcement Act of 1989 and the regulations promulgated thereunder; and

(ii)

the purchase price paid for the related Mortgaged Property by the Mortgagor with the proceeds of the Mortgage Loan;

provided, however, that in the case of a Refinancing Mortgage Loan, such value of the Mortgaged Property is generally based solely upon the value determined by an appraisal made for the originator of such Refinancing Mortgage Loan at the time of origination by an appraiser who met the minimum requirements of Title XI of the Financial Institution Reform, Recovery and Enforcement Act of 1989 and the regulations promulgated thereunder.

“Voting Rights”:  The portion of the voting rights of all of the Notes which is allocated to such Note.  100% of the voting rights shall be allocated among the Classes of Notes, pro rata, based on a fraction, expressed as a percentage, the numerator of which is the Class Principal Balance of such Class and the denominator of which is the aggregate of the Class Principal Balances then outstanding.  The voting rights allocated to a Class of Notes shall be allocated among all Holders of such Class, pro rata, based on a fraction the numerator of which is the Note Principal Amount of each Note of such Class and the denominator of which is the Class Principal Balance of such Class; provided, however, that any Note registered in the name of the Depositor, the Master Servicer, the Securities Administrator, the Indenture Trustee, the Owner Trustee or any of their respective affiliates shall not be included in the calculation of Voting Rights.  The Interest Only Notes shall not be entitled to any Voting Rights.

“Wells Fargo Custodial Agreement”:  The custodial agreement dated as of April 1, 2008, by and among the Indenture Trustee, the Servicer and Wells Fargo Bank, as custodian.

“Writedown Amount” Either the Group I Writedown Amount or the Group II Writedown Amount, as applicable.

SECTION 1.02.  Accounting.

Unless otherwise specified herein, for the purpose of any definition or calculation, whenever amounts are required to be netted, subtracted or added or any distributions are taken into account such definition or calculation and any related definitions or calculations shall be determined without duplication of such functions.

ARTICLE II

CONVEYANCE OF MORTGAGE LOANS;

SECTION 2.01.  Conveyance of Mortgage Loans.

In consideration of the Issuer’s delivery of the Notes and the Owner Trust Certificates to the Depositor or its designee, and concurrently with the execution and delivery of this Agreement, the Depositor does hereby transfer, assign, set over and otherwise convey to the Issuer without recourse, subject to Sections 2.02, 2.03, 2.04 and 2.05, all of the right, title and interest of the Depositor in and to the Mortgage Loans and the other assets constituting the Trust Estate.  To facilitate the pledge of the Trust Estate to the Indenture Trustee pursuant to the Indenture, the Issuer hereby directs the Depositor to assign and deliver the Trust Estate directly to the Indenture Trustee.  The Indenture Trustee declares that, subject to the review provided for in the Wells Fargo Custodial Agreement, it has received and shall hold the Trust Estate, as Indenture Trustee, in trust, for the benefit and use of the Securityholders and for the purposes and subject to the terms and conditions set forth in this Agreement and the Indenture.  Concurrently with such receipt, the Issuer has issued and delivered the Securities to or upon the order of the Depositor, in exchange for the Trust Estate.

The foregoing sale, transfer, assignment, set-over, deposit and conveyance does not and is not intended to result in creation or assumption by the Indenture Trustee of any obligation of the Depositor or any other Person in connection with the Mortgage Loans or any other agreement or instrument relating thereto except as specifically set forth herein.  Upon the issuance of the Notes and the Owner Trust Certificate, ownership in the Trust Estate shall be vested in the Issuer, subject to the lien created by the Indenture in favor of the Indenture Trustee, for the benefit of the Noteholders.

For purposes of complying with the requirements of the Asset-Backed Securities Facilitation Act of the State of Delaware, 6 Del. C. § 2701A, et seq. (the “Securitization Act”), each of the parties hereto hereby agrees that:

(i)

any property, assets or rights purported to be transferred, in whole or in part, by the Depositor pursuant to this Agreement shall be deemed to no longer be the property, assets or rights of the Depositor;

(ii)

none of the Depositor, its creditors or, in any insolvency proceeding with respect to the Depositor or the Depositor’s property, a bankruptcy trustee, receiver, debtor, debtor in possession or similar person, to the extent the issue is governed by Delaware law, shall have any rights, legal or equitable, whatsoever to reacquire (except pursuant to a provision of this Agreement), reclaim, recover, repudiate, disaffirm, redeem or recharacterize as property of the Depositor any property, assets or rights purported to be transferred, in whole or in part, by the Depositor pursuant to this Agreement (including the Assignment Agreement);

(iii)

in the event of a bankruptcy, receivership or other insolvency proceeding with respect to the Depositor or the Depositor’s property, to the extent the issue is governed by Delaware law, such property, assets and rights shall not be deemed to be part of the Depositor’s property, assets, rights or estate; and

(iv)

the transaction contemplated by this Agreement shall constitute a “securitization transaction” as such term is used in the Securitization Act.

In connection with such transfer and assignment, the Seller, on behalf of the Depositor and the Issuer, does hereby deliver on the Closing Date, unless otherwise specified in this Section 2.01, to, and deposit with the Indenture Trustee, or the Custodian as its designated agent, the documents or instruments described in Schedule B-1 of the Purchase and Servicing Agreement with respect to each Mortgage Loan (a “Mortgage File”) so transferred and assigned.

In connection with the assignment of any MERS Mortgage Loan, the Seller agrees that it will take (or shall cause the Servicer to take), at the expense of the Seller (with the cooperation of the Depositor, the Seller, the Issuer, the Indenture Trustee and the Master Servicer), such actions as are necessary to cause the MERS® System to indicate that such Mortgage Loans have been assigned to the Indenture Trustee in accordance with this Agreement for the benefit of the Securityholders by including (or deleting, in the case of Mortgage Loans that are repurchased in accordance with this Agreement) in such computer files the information required by the MERS® System to identify the series of the Notes issued in connection with the transfer of such Mortgage Loans to the PHH Mortgage Trust, Series 2008-CIM1.

With respect to each Cooperative Loan the Seller, on behalf of the Depositor does hereby deliver to the Indenture Trustee (or Custodian) the related Cooperative Loan Documents and the Seller will take (or shall cause the Servicer to take), at the expense of the Seller (with the cooperation of the Depositor, the Indenture Trustee and the Master Servicer) such actions as are necessary under applicable law (including but not limited to the Uniform Commercial Code) in order to perfect the interest of the Indenture Trustee in the related Mortgaged Property.

Assignments of each Mortgage with respect to each Mortgage Loan that is not a MERS Mortgage Loan (other than a Cooperative Loan) shall be recorded; provided, however, that such assignments need not be recorded if, in the Opinion of Counsel (which must be from Independent Counsel and not at the expense of the Issuer or the Indenture Trustee) acceptable to the Indenture Trustee, each Rating Agency and the Master Servicer, recording in such states is not required to protect the Indenture Trustee’s interest in the related Mortgage Loans; provided, however, notwithstanding the delivery of any Opinion of Counsel, each assignment of Mortgage shall be submitted for recording by the Seller (or the Seller will cause the Servicer to submit each such assignment for recording), at the cost and expense of the Seller, in the manner described above, at no expense to the Issuer or Indenture Trustee, upon the earliest to occur of (1) reasonable direction by the Majority Securityholders, (2) the occurrence of a bankruptcy or insolvency relating to the Seller or the Depositor, or (3) with respect to any one Assignment of Mortgage, the occurrence of a bankruptcy, insolvency or foreclosure relating to the Mortgagor under the related Mortgage.  Subject to the preceding sentence, as soon as practicable after the Closing Date (but in no event more than three months thereafter except to the extent delays are caused by the applicable recording office), the Seller shall properly record (or the Seller will cause the Servicer to properly record), at the expense of the Seller (with the cooperation of the Depositor, the Indenture Trustee and the Master Servicer), in each public recording office where the related Mortgages are recorded, each Assignment with respect to a Mortgage Loan that is not a MERS Mortgage Loan.

The Seller shall deliver or cause to be delivered to the Custodian, on behalf of the Indenture Trustee, promptly upon receipt thereof, any other documents constituting a part of a Mortgage File received with respect to any Mortgage Loan sold to the Depositor by the Seller and required to be delivered to the Custodian pursuant to the Wells Fargo Custodial Agreement, on behalf of the Indenture Trustee, including, but not limited to, any original documents evidencing an assumption or modification of any Mortgage Loan.

For Mortgage Loans (if any) that have been prepaid in full after the Cut-off Date and prior to the Closing Date, the Seller, in lieu of delivering the above documents, herewith delivers to the Indenture Trustee, or to the Custodian on behalf of the Indenture Trustee, an Officer’s Certificate which shall include a statement to the effect that all amounts received in connection with such prepayment that are required to be deposited in the related Distribution Account have been so deposited.  All original documents that are not delivered to the Indenture Trustee on behalf of the Issuer shall be held by the Master Servicer or the Servicer in trust for the Indenture Trustee, for the benefit of the Issuer and the Securityholders.

Upon discovery or receipt of notice of any materially defective document in, or that a document is missing from, a Mortgage File, the Seller shall have 90 days to cure such defect or deliver such missing document to the Indenture Trustee.  If the Seller does not cure such defect or deliver such missing document within such time period, the Seller shall either repurchase or substitute for such Mortgage Loan in accordance with Section 2.04 hereof.

The Depositor herewith delivers to the Indenture Trustee an executed copy of the Purchase and Servicing Agreement.

SECTION 2.02.  Acceptance of the Trust Estate.

Subject to the provisions of Section 2.01, the Depositor hereby delivers the documents referred to in Section 2.01 and all other assets included in the definition of “Trust Estate” to the Indenture Trustee (or the Custodian on its behalf) on behalf of the Issuer and the Issuer acknowledges that such delivery will constitute receipt by the Issuer.

The Indenture Trustee acknowledges receipt by it or by the Custodian on its behalf, subject to the provisions of Section 2.01 and subject to the review set forth in the Wells Fargo Custodial Agreement and any exceptions noted on the exception report delivered pursuant to the Wells Fargo Custodial Agreement, of the documents referred to in Section 2.01 above and all other assets included in the definition of “Trust Estate” and declares that, it, or the Custodian on its behalf, holds and will hold such documents and the other documents delivered to it constituting a Mortgage File, and that it, or the Custodian on its behalf, holds or will hold all such assets and such other assets included in the definition of “Trust Estate” in trust for the exclusive use and benefit of all present and future Securityholders.

Nothing in this Agreement shall be construed to constitute an assumption by the Trust Estate, the Indenture Trustee, any Custodian or the Securityholders of any unsatisfied duty, claim or other liability on any Mortgage Loan or to any Mortgagor.

Notwithstanding anything to the contrary contained herein, the parties hereto acknowledge that the functions of the Indenture Trustee with respect to the custody, acceptance, inspection and release of Mortgage Files, including but not limited to certain insurance policies and documents contemplated by this Agreement or the Wells Fargo Custodial Agreement, and the preparation and delivery of related certifications, shall be performed by the Custodian.

SECTION 2.03.  Grant Clause

(a)

It is intended that the conveyance by the Depositor to the Issuer of the Mortgage Loans and other assets in the Trust Estate, as provided for in Section 2.01 be construed as a sale by the Depositor to the Issuer of the Mortgage Loans and other assets in the Trust Estate for the benefit of the Securityholders.  Further, it is not intended that any such conveyance be deemed to be a pledge of the Mortgage Loans and other assets in the Trust Estate by the Depositor to the Issuer to secure a debt or other obligation of the Depositor.  However, in the event that the Mortgage Loans and other assets in the Trust Estate are held to be property of the Depositor or if for any reason this Agreement is held or deemed to create a security interest in the Mortgage Loans and other assets in the Trust Estate, then it is intended that (a) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the New York UCC (or the Uniform Commercial Code if not the New York UCC); (b) the conveyances provided for in Section 2.01 shall be deemed to be (1) a grant by the Depositor to the Issuer of a security interest in all of the Depositor’s right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to (A) the Mortgage Loans, including the Mortgage Notes, the Mortgages, any related insurance policies and all other documents in the related Mortgage Files, (B) all amounts payable pursuant to the Mortgage Loans in accordance with the terms thereof and (C) any and all general intangibles consisting of, arising from or relating to any of the foregoing, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all Liquidation Proceeds, all Insurance Proceeds, all amounts from time to time held or invested in the Trust Accounts, whether in the form of cash, instruments, securities or other property and (2) an assignment by the Depositor to the Issuer for the transfer to the Indenture Trustee of any security interest in any and all of the Depositor’s right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to the property described in the foregoing clauses (1)(A) through (C); (c) the possession by the Indenture Trustee or any other agent of the Issuer of Mortgage Notes, and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be “possession by the secured party,” or possession by a purchaser or a person designated by such secured party, for purposes of perfecting the security interest pursuant to the New York UCC and any other Uniform Commercial Code (including, without limitation, Section 9-313, 8-313 or 8-321 thereof); and (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Issuer for the purpose of perfecting such security interest under applicable law.

(b)

The Depositor and, at the Depositor’s direction, the Seller and the Issuer shall, to the extent consistent with this Agreement, take such reasonable actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans and the other property of the Trust Estate, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement.  Without limiting the generality of the foregoing, the Depositor shall prepare and deliver to the Issuer, and the Issuer shall forward for filing, or shall cause to be forwarded for filing, at the expense of the Depositor, all filings necessary to maintain the effectiveness of any original filings necessary under the Uniform Commercial Code to perfect the Issuer’s security interest in or lien on the Mortgage Loans as evidenced by an Officer’s Certificate of the Depositor, including without limitation (x) continuation statements, and (y) such other statements as may be occasioned by (1) any change of name of the Seller, the Depositor or the Issuer, (2) any change of location of the place of business or the chief executive office of the Seller or the Depositor or (3) any transfer of any interest of the Seller or the Depositor in any Mortgage Loan.

(c)

Neither the Depositor nor the Issuer shall organize under the law of any jurisdiction other than the State under which each is organized as of the Closing Date (whether changing its jurisdiction of organization or organizing under an additional jurisdiction) without giving 30 days prior written notice of such action to its immediate transferee, including the Indenture Trustee.  Before effecting such change, each of the Depositor or the Issuer proposing to change its jurisdiction of organization shall prepare and file in the appropriate filing office any financing statements or other statements necessary to continue the perfection of the interests of its immediate transferees, including the Indenture Trustee, in the Mortgage Loans.  In connection with the transactions contemplated by this Agreement and the Indenture, each of the Depositor and the Issuer authorizes its immediate transferee, including the Securities Administrator acting on behalf of the Indenture Trustee, to file in any filing office any initial financing statements, any amendments to financing statements, any continuation statements, or any other statements or filings described in Section 2.03(b) and this Section 2.03(c).

(d)

The Depositor shall not take any action inconsistent with the sale by the Depositor of all of its right, title and interest in and to the Trust Estate and shall indicate or shall cause to be indicated in its records and records held on its behalf that ownership of each Mortgage Loan and the other property of the Issuer is held by the Issuer.  In addition, the Depositor shall respond to any inquiries from third parties with respect to ownership of a Mortgage Loan or any other property of the Trust Estate by stating that it is not the owner of such Mortgage Loan and that ownership of such Mortgage Loan or other property of the Trust Estate is held by the Issuer on behalf of the Noteholders.

SECTION 2.04.  Repurchase or Substitution of Mortgage Loans by the Originator.

(a)

Upon discovery or receipt of written notice that a document does not comply with the requirements of Section 2.01 hereof, or that a document is missing from, a Mortgage File or of the breach by the Originator of any representation, warranty or covenant under its Purchase and Servicing Agreement which materially adversely affects the value of that Mortgage Loan or the interest therein of the Securityholders, (i) in the case of Mortgage Loan documentation that is not in compliance with Section 2.01 or is missing, the Indenture Trustee (or the Custodian as its designated agent) shall promptly notify the Originator of such noncompliance or missing document and request that the Originator deliver such missing document or cure such noncompliance within 60 days from the date that the Originator was notified of such missing document or noncompliance, and if the Originator does not deliver such missing document or cure such noncompliance in all material respects during such period, the Indenture Trustee shall enforce the Originator’s obligation under the Purchase and Servicing Agreement and cause the Originator to repurchase that Mortgage Loan from the Trust Estate at the Purchase Price on or prior to the Determination Date following the expiration of such 60 day period; provided, however, if the Originator can ultimately deliver such missing document or cure such noncompliance but is not reasonably expected to be cured within such 60 day period, the Indenture Trustee shall permit the Originator an additional 30 days to deliver such missing document or cure such noncompliance provided that the Originator has commenced curing or correcting such defect and is diligently pursuing same or (ii) in the case of a breach of a representation, warranty or covenant with respect to a Mortgage Loan under the Purchase and Servicing Agreement, the party discovering such breach shall notify the Originator and the Indenture Trustee of such breach (with a copy of such notice provided to the other parties hereto) of its representation, warranty or covenant made under the Purchase and Servicing Agreement, and request that the Originator cure such breach within 60 days from the date it was notified of the breach and if the Originator does not cure such breach in all material respects during such period, the Indenture Trustee shall enforce the obligation of the Originator under its Purchase and Servicing Agreement and cause it to repurchase the Mortgage Loans from the Trust Estate at the Purchase Price on or prior to the Determination Date following the expiration of such 60 day period; provided, however, that, in connection with any such breach that could not reasonably have been cured within such 60 day period, if the Originator shall have commenced to cure such breach within such 60 day period, the Originator shall be permitted an additional 30 days to proceed thereafter diligently and expeditiously to cure the same; and, provided further, that, in the case of the breach of any representation, warranty or covenant made by the Originator in the Purchase and Servicing Agreement, if the Mortgage Loan or the related Mortgaged Property acquired with respect thereto has been sold, then the Originator shall pay, in lieu of the Purchase Price, any excess of the Purchase Price over the Net Liquidation Proceeds received upon such sale.  The Purchase Price for the repurchased Mortgage Loan or such other amount due shall be deposited in the applicable Distribution Account on or prior to the next Determination Date after the obligation of the Originator to repurchase such Mortgage Loan arises.  The Indenture Trustee, upon receipt of written certification from the Securities Administrator of the related deposit in the applicable Distribution Account, shall cause the Custodian to release to the Originator the related Mortgage File and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as the Originator shall furnish to it and as shall be necessary to vest in the Originator any Mortgage Loan released pursuant hereto and the Indenture Trustee shall have no further responsibility with regard to such Mortgage File (it being understood that the Indenture Trustee shall have no responsibility for determining the sufficiency of such assignment for its intended purpose).  In lieu of repurchasing any such Mortgage Loan as provided above, the Originator may cause such Mortgage Loan to be removed from the Trust Estate (in which case it shall become a Deleted Mortgage Loan) and substitute one or more Qualified Substitute Mortgage Loans in the manner and subject to the limitations set forth in Section 2.04(d) below.  It is understood and agreed that the obligation of the Originator to cure or to repurchase (or to substitute for) any Mortgage Loan as to which a document is missing, a material defect in a constituent document exists or as to which such a breach has occurred and is continuing shall constitute the sole remedy against the Originator respecting such omission, defect or breach available to the Indenture Trustee on behalf of the Securityholders.

The Indenture Trustee on behalf of the Issuer shall enforce the obligations of the Originator under the Purchase and Servicing Agreement including, without limitation, any obligation of the Originator to purchase a Mortgage Loan on account of missing or defective documentation or any such obligation of the Originator on account of a breach of a representation, warranty or covenant as described in this Section 2.04(a).

Any costs and expenses (including reasonable attorneys’ fees and expenses) incurred by the Indenture Trustee enforcing the obligations of the Originator under this Section 2.04(a) shall be reimbursable to the Indenture Trustee from amounts on deposit in the Distribution Accounts.

(b)

If pursuant to the provisions of Section 2.04(a), the Originator repurchases or otherwise removes from the Trust Estate a Mortgage Loan that is a MERS Mortgage Loan, the Originator will take (or shall cause the Servicer to take), at the expense of the Originator (with the cooperation of the Depositor, the Indenture Trustee and the Master Servicer), such actions as are necessary to either (i) cause MERS to execute and deliver an Assignment of Mortgage in recordable form to transfer the Mortgage from MERS to the Originator and shall cause such Mortgage to be removed from registration on the MERS® System in accordance with MERS’ rules and regulations or (ii) cause MERS to designate on the MERS® System the Originator or its designee as the beneficial holder of such Mortgage Loan.

(c)

[Reserved].

(d)

As to any Deleted Mortgage Loan for which the Originator substitutes a Qualified Substitute Mortgage Loan or Mortgage Loans, such substitution shall be effected by the Originator delivering to the Indenture Trustee, for such Qualified Substitute Mortgage Loan or Mortgage  Loans, the Mortgage Note, the Mortgage, the Assignment to the Indenture Trustee (or the Custodian on its behalf), and such other documents and agreements, with all necessary endorsements thereon, as are required by the Wells Fargo Custodial Agreement (subject to the exceptions provided therein), together with an Officers’ Certificate stating that each such Qualified Substitute Mortgage Loan satisfies the definition thereof and specifying the Substitution Adjustment (as described below), if any, in connection with such substitution; provided, however, that, in the case of any Qualified Substitute Mortgage Loan that is a MERS Mortgage Loan, the Originator shall provide such documents and take such other action with respect to such Qualified Substitute Mortgage Loans as are required pursuant to the Wells Fargo Custodial Agreement.  The Indenture Trustee (or the Custodian on its behalf) shall acknowledge receipt for such Qualified Substitute Mortgage Loan or Loans and shall review such documents as specified in the Wells Fargo Custodial Agreement and deliver to the Servicer, with respect to such Qualified Substitute Mortgage Loan or Loans, certifications substantially in the forms set forth in the Wells Fargo Custodial Agreement, with any exceptions noted thereon.  Monthly Payments due with respect to Qualified Substitute Mortgage Loans in the month of substitution are not part of the Trust Estate and will be retained by the Originator.  For the month of substitution, payments to Securityholders will reflect the collections and recoveries in respect of such Deleted Mortgage Loan in the Due Period preceding the month of substitution and the Depositor or the Originator, as applicable, as the case may be, shall thereafter be entitled to retain all amounts subsequently received in respect of such Deleted Mortgage Loan.  The Indenture Trustee, or the Custodian on behalf of the Indenture Trustee, shall give or cause to be given written notice to the Securityholders that such substitution has taken place, shall amend the Mortgage Loan Schedule to reflect the removal of such Deleted Mortgage Loan from the terms of this Agreement and the substitution of the Qualified Substitute Mortgage Loan or Loans.  Upon such substitution, such Qualified Substitute Mortgage Loan or Loans shall constitute part of the Trust Estate and shall be subject in all respects to the terms of this Agreement and, in the case of a substitution effected by the Originator the related Purchase and Servicing Agreement, including, in the case of a substitution effected by the Originator all representations and warranties thereof included in the related Purchase and Servicing Agreement and all representations and warranties thereof set forth in Section 2.07 hereof, in each case as of the date of substitution.

For any month in which the Originator substitutes one or more Qualified Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the Originator shall determine, and provide written certification to the Indenture Trustee as to the amount (each, a “Substitution Adjustment”), if any, by which the aggregate Purchase Price of all such Deleted Mortgage Loans exceeds the aggregate, as to each such Qualified Substitute Mortgage Loan, of the principal balance thereof as of the date of substitution, together with one month’s interest on such principal balance at the applicable Net Mortgage Rate.  On or prior to the next Determination Date after the Originator’s obligation to repurchase the related Deleted Mortgage Loan arises, the Originator will deliver or cause to be delivered to the Securities Administrator for deposit in the Distribution Account an amount equal to the related Substitution Adjustment, if any, and the Indenture Trustee, upon receipt of the related Qualified Substitute Mortgage Loan or Loans and an acknowledgment from the Securities Administrator of its receipt of the deposit to the related Distribution Account, shall release to the Originator, the related Mortgage File or Files and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as the Originator shall deliver to it and as shall be necessary to vest therein any Deleted Mortgage Loan released pursuant hereto.

SECTION 2.05.  Reserved.

SECTION 2.06.  Representations and Warranties of the Depositor.

The Depositor represents and warrants to the Issuer, on behalf of the Certificateholders, the Indenture Trustee on behalf of the Noteholders, the Securities Administrator and the Master Servicer as follows:

(i)

this agreement constitutes a legal, valid and binding obligation of the Depositor, enforceable against the Depositor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors’ rights in general an except as such enforceability may be limited by general principles of equity (whether considered in a proceeding at law or in equity);

(ii)

immediately prior to the sale and assignment by the Depositor to the Indenture Trustee on behalf of the Issuer of each Mortgage Loan, the Depositor had good and marketable title to each Mortgage Loan (insofar as such title was conveyed to it by the Seller) subject to no prior lien, claim, participation interest, mortgage, security interest, pledge, charge or other encumbrance or other interest of any nature;

(iii)

as of the Closing Date, the Depositor has transferred all right, title and interest in the Mortgage Loans to the Issuer;

(iv)

the Depositor has not transferred the Mortgage Loans to the Issuer with any intent to hinder, delay or defraud any of its creditors;

(v)

the Depositor has been duly incorporated and is validly existing as a corporation in good standing under the laws of Delaware, with full corporate power and authority to own its assets and conduct its business as presently being conducted;

(vi)

the Depositor is not in violation of its certificate of incorporation or by-laws or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Depositor is a party or by which it or its properties may be bound, which default might result in any material adverse changes in the financial condition, earnings, affairs or business of the Depositor or which might materially and adversely affect the properties or assets, taken as a whole, of the Depositor;

(vii)

the execution, delivery and performance of this Agreement by the Depositor, and the consummation of the transactions contemplated hereby, do not and will not result in a material breach or violation of any of the terms or provisions of, or, to the knowledge of the Depositor, constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Depositor is a party or by which the Depositor is bound or to which any of the property or assets of the Depositor is subject, nor will such actions result in any violation of the provisions of the certificate of incorporation or by-laws of the Depositor or, to the best of the Depositor’s knowledge without independent investigation, any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Depositor or any of its properties or assets (except for such conflicts, breaches, violations and defaults as would not have a material adverse effect on the ability of the Depositor to perform its obligations under this Agreement);

(viii)

to the best of the Depositor’s knowledge without any independent investigation, no consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body of the United States or any other jurisdiction is required for the consummation by the Depositor of the transactions contemplated by this Agreement, except such consents, approvals, authorizations, registrations or qualifications as (a) have been previously obtained or (b) the failure of which to obtain would not have a material adverse effect on the performance by the Depositor of its obligations under, or the validity or enforceability of, this Agreement; and

(ix)

there are no actions, proceedings or investigations pending before or, to the Depositor’s knowledge, threatened by any court, administrative agency or other tribunal to which the Depositor is a party or of which any of its properties is the subject: (a) which if determined adversely to the Depositor would have a material adverse effect on the business, results of operations or financial condition of the Depositor; (b) asserting the invalidity of this Agreement or the Securities; (c) seeking to prevent the issuance of the Securities or the consummation by the Depositor of any of the transactions contemplated by this Agreement, as the case may be; or (d) which might materially and adversely affect the performance by the Depositor of its obligations under, or the validity or enforceability of, this Agreement.

SECTION 2.07.  Representations and Warranties of the Depositor with Respect to Security Interest in the Mortgage Loans

.  (a) With respect to the Mortgage Notes, the Depositor represents and warrants that:

(i)

This Agreement creates a valid and continuing security interest (as defined in the Uniform Commercial Code) in the Mortgage Notes in favor of the Issuer, which security interest is prior to all other liens, and is enforceable as such against creditors of and purchasers from the Issuer;

(ii)

The Mortgage Notes constitute “instruments” within the meaning of the applicable Uniform Commercial Code;

(iii)

The Depositor owns and has good title to the Mortgage Notes free and clear of any lien, claim or encumbrance of any Person;

(iv)

The Depositor has received all consents and approvals required by the terms of the Mortgage Notes to the pledge of the Mortgage Notes hereunder to the Issuer;

(v)

All original executed copies of each Mortgage Note have been or will be delivered to the Custodian, as set forth in this Agreement;

(vi)

The Depositor has received a written acknowledgement from the Custodian that it is holding the Mortgage Notes solely on behalf and for the benefit of the Indenture Trustee;

(vii)

Other than the security interest granted to the Issuer pursuant to this Agreement, to cover the possibility that the transfer of the Mortgage Loans is not deemed to be a sale, the Depositor has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Mortgage Notes.  The Depositor has not authorized the filing of and is not aware of any financing statements against the Depositor that include a description of the collateral covering the Mortgage Notes other than a financing statement relating to the security interest granted to the Issuer hereunder or that has been terminated.  The Depositor is not aware of any judgment or tax lien filings against the Depositor; and

(viii)

None of the Mortgage Notes has any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than the Issuer.

(b)

The representations and warranties set forth in this Section 2.07 shall survive the Closing Date and shall not be waived.

ARTICLE III

ADMINISTRATION AND SERVICING
OF THE MORTGAGE LOANS

SECTION 3.01.  Master Servicer to Service and Administer the Mortgage Loans.

The Master Servicer shall monitor and enforce the obligation of the Servicer to service and administer the Mortgage Loans in accordance with the terms of the Purchase and Servicing Agreement and shall have full power and authority to do any and all things which it may deem necessary or desirable in connection with such master servicing and administration. In performing its obligations hereunder, the Master Servicer shall act in a manner consistent with Accepted Master Servicing Practices. Furthermore, the Master Servicer shall consult with the Servicer as necessary from time-to-time to carry out the Master Servicer’s obligations hereunder, shall receive and review all reports, information and other data provided to the Master Servicer by the Servicer and shall enforce the obligation of the Servicer to perform and observe the covenants, obligations and conditions to be performed or observed by the Servicer under the Purchase and Servicing Agreement. The Master Servicer shall independently and separately monitor the Servicer’s servicing activities with respect to each Mortgage Loan in respect of the provisions of the Purchase and Servicing Agreement, reconcile reports and other data provided to the Master Servicer pursuant to the previous sentence on a monthly basis based on the Mortgage Loan data provided to the Master Servicer by the Depositor on the Closing Date (upon which data the Master Servicer shall be entitled to rely and shall have no obligation to confirm or verify) and coordinate corrective adjustments to the Servicer’s and Master Servicer’s records, and based on such reconciled and corrected information, provide information to the Securities Administrator to permit the Securities Administrator to prepare the statements specified in Section 5.05 and any other information and statements required to be provided by the Master Servicer hereunder. The Master Servicer shall reconcile the results of its Mortgage Loan monitoring with the actual remittances of the Servicer to the Master Servicer for deposit in the applicable Distribution Account pursuant to the Purchase and Servicing Agreement.

Notwithstanding anything in this agreement to the contrary, the Master Servicer shall not be responsible nor liable for the day-to-day servicing activities of the Servicer or for any unlawful act or omission, breach, negligence, fraud, willful misconduct or bad faith of the Servicer.  In addition, any information about any of the Mortgage Loans acquired or obtained by Wells Fargo Bank, National Association in any other capacity under this Agreement or any related agreement (including but not limited to the Wells Fargo Custodial Agreement) shall not be attributable to Wells Fargo Bank, National Association in its capacity as Master Servicer unless communication of that information to Wells Fargo Bank, National Association in its capacity as Master Servicer is an express duty of such person under this Agreement or such related agreement.

The Indenture Trustee shall furnish the Servicer and the Master Servicer with any limited powers of attorney and other documents in form reasonably acceptable to it necessary or appropriate to enable the Servicer and the Master Servicer to service or master service and administer the related Mortgage Loans and REO Property. The Indenture Trustee shall have no responsibility for any action of the Master Servicer or the Servicer pursuant to any such limited power of attorney and shall be indemnified by the Master Servicer or the Servicer for any cost, liability or expense arising from the misuse thereof by the Master Servicer or the Servicer.

The Indenture Trustee, the Custodian and the Master Servicer shall provide access to the records and documentation in possession of the Indenture Trustee, the Custodian or the Master Servicer regarding the related Mortgage Loans and REO Property and the servicing thereof to the Securityholders, the FDIC, and the supervisory agents and examiners of the FDIC, such access being afforded only upon reasonable prior written request and during normal business hours at the office of the Indenture Trustee, the Custodian or the Master Servicer; provided, however, that, unless otherwise required by law, none of the Indenture Trustee, the Custodian or the Master Servicer shall be required to provide access to such records and documentation if the provision thereof would violate the legal right to privacy of any Mortgagor. The Indenture Trustee, the Custodian and the Master Servicer shall allow representatives of the above entities to photocopy any of the records and documentation and shall provide equipment for that purpose at a charge that covers the Indenture Trustee’s, the Custodian’s or the Master Servicer’s actual costs.

The Indenture Trustee shall execute and deliver to the Servicer or the Master Servicer upon request any court pleadings, requests for trustee’s sale or other documents necessary or desirable and, in each case, provided to the Indenture Trustee by the Servicer or Master Servicer, as applicable, to (i) the foreclosure or trustee’s sale with respect to a Mortgaged Property; (ii) any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage; (iii) obtain a deficiency judgment against the Mortgagor; or (iv) enforce any other rights or remedies provided by the Mortgage Note or Mortgage or otherwise available at law or equity. The Indenture Trustee shall have no responsibility for the willful malfeasance or any wrongful or negligent actions taken by the Master Servicer or the Servicer in respect of any document delivered by the Indenture Trustee under this paragraph, and the Indenture Trustee shall be indemnified by the Master Servicer or the Servicer, as applicable, for any cost, liability or expense arising from the misuse thereof by the Master Servicer or the Servicer.

SECTION 3.02.   [Reserved].

SECTION 3.03.  Monitoring of Servicer.

(a)

The Master Servicer shall be responsible for reporting to the Indenture Trustee (on behalf of the Issuer) and the Depositor the non-compliance by the Servicer with its duties under the Purchase and Servicing Agreement.  In the review of the Servicer’s activities, the Master Servicer may rely upon an officer’s certificate of the Servicer and the Servicer’s assessment of compliance and related accountant’s attestation, or other accountant’s report provided to the Master Servicer pursuant to the Purchase and Servicing Agreement, with regard to the Servicer’s compliance with the terms of the Purchase and Servicing Agreement.  In the event that the Master Servicer, in its judgment, determines that the Servicer should be terminated in accordance with the Purchase and Servicing Agreement, or that a notice should be sent pursuant to the Purchase and Servicing Agreement with respect to the occurrence of an event that, unless cured, would constitute grounds for such termination, the Master Servicer shall notify the Indenture Trustee thereof and the Master Servicer shall issue such notice or take such other action as it deems appropriate.

(b)

The Master Servicer, for the benefit of the Indenture Trustee and the Securityholders, shall enforce the obligations of the Servicer under the Purchase and Servicing Agreement, and shall, in the event that the Servicer fails to perform its obligations in accordance with the Purchase and Servicing Agreement, subject to the preceding paragraph, terminate the rights and obligations of the Servicer thereunder with respect to the Mortgage Loans and act as servicer of the Mortgage Loans or to cause the Indenture Trustee to enter in to a new servicing agreement with a successor servicer selected by the Master Servicer; provided, that, it is understood and acknowledged by the parties hereto that there will be a period of transition (not to exceed ninety (90) days) before the actual servicing functions can be fully transferred to such successor servicer. Such enforcement, including, without limitation, the legal prosecution of claims, termination of the Purchase and Servicing Agreement and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer in its good faith business judgment, would require were it the owner of the related Mortgage Loans.  The Master Servicer shall pay the costs of such enforcement at its own expense, provided that the Master Servicer shall not be required to prosecute or defend any legal action except to the extent that the Master Servicer shall have received indemnity reasonably acceptable to it for its costs and expenses in pursuing such action.

(c)

To the extent that the costs and expenses of the Master Servicer or the Indenture Trustee, if applicable, in connection with any alleged or actual default by the Servicer under the Purchase and Servicing Agreement, any termination of the Servicer, any appointment of a successor servicer, and/or any transfer and assumption of servicing by the Master Servicer with respect to the Purchase and Servicing Agreement (including, without limitation, (i) all legal costs and expenses and all due diligence costs and expenses associated with the investigation of any actual or alleged default by the Servicer under the Purchase and Servicing Agreement, the evaluation of the potential termination and/or the actual termination of the Servicer and the appointment of a successor Servicer and (ii) all Servicing Transfer Costs are not fully and timely reimbursed by the terminated Servicer for whatever reason (or are not required to be reimbursed by the terminated Servicer pursuant to the Purchase and Servicing Agreement), the Master Servicer or the Indenture Trustee, if applicable, shall be entitled to reimbursement of such costs and expenses from the Group I Distribution Account and the Group II Distribution Account, pro rata, based on the Scheduled Principal Balances of the Group I Mortgage Loans and the Group II Mortgage Loans.

(d)

[Reserved]

(e)

If the Master Servicer or another successor servicer  acts as the Servicer, it will not assume liability for the representations and warranties of the Servicer, if any, that it replaces and, as successor servicer, it will not be accountable or liable for any unlawful act or omission, breach, negligence, fraud, willful misconduct or bad faith of the predecessor servicer.

(f)

With respect to Additional Collateral Mortgage Loans, the Master Servicer shall have no duty or obligation to monitor or enforce the activities of the Servicer under the Purchase and Servicing Agreement with respect to Additional Collateral, except (a) with respect to any instances where the Servicer, in the course of fulfilling its obligations under the Purchase and Servicing Agreement seeks directions, instructions, consents or waivers from the Master Servicer with respect to any item of Additional Collateral, or (b) upon the occurrence of the following events (i) in the case of a final liquidation of any Mortgaged Property secured by Additional Collateral, the Master Servicer shall enforce the obligation of the Servicer under the Purchase and Servicing Agreement to liquidate such Additional Collateral as required by the Purchase and Servicing Agreement, and (ii) if the Master Servicer assumes the obligations of the Servicer as successor Servicer under the Purchase and Servicing Agreement pursuant to this Section 3.03, as successor Servicer, it shall be bound to service and administer the Additional Collateral in accordance with the provisions of the Purchase and Servicing Agreement.

(g)

The Servicer may modify the terms of any Mortgage Loan as permitted under the Purchase and Servicing Agreement.  The Master Servicer shall not be under any obligation to consent to the modification of any Mortgage Loan by the Servicer for which the consent of the Master Servicer is required under the Purchase and Servicing Agreement.  In no event shall the Master Servicer consent to any modification of a Mortgage Loan that extends the remaining term to maturity of such Mortgage Loan to a date after the Stated Maturity Date for any related Class of Notes.

(h)

If the Purchase and Servicing Agreement requires the oversight and monitoring of loss mitigation measures with respect to the related Mortgage Loans, the Master Servicer will monitor any loss mitigation procedure or recovery action related to a defaulted Mortgage Loan (to the extent it receives notice of such from the Servicer) and confirm that such loss mitigation procedure or recovery action is initiated, conducted and concluded in accordance with any timeframes and any other requirements set forth in the Purchase and Servicing Agreement, and the Master Servicer shall notify the Depositor in any case in which the Master Servicer believes that the Servicer is not complying with such timeframes and/or other requirements.

SECTION 3.04.  Fidelity Bond.

The Master Servicer, at its expense, shall maintain in effect a blanket fidelity bond and an errors and omissions insurance policy that would meet the requirements of Fannie Mae or Freddie Mac, affording coverage with respect to all directors, officers, employees and other Persons acting on such Master Servicer’s behalf, and covering errors and omissions in the performance of the Master Servicer’s obligations hereunder.  The errors and omissions insurance policy and the fidelity bond shall be in such form and amount generally acceptable for entities serving as master servicers or trustees.  Any such errors and omissions policy and fidelity bond may not be cancelable without thirty (30) days’ prior written notice to the Indenture Trustee.

SECTION 3.05.  Power to Act; Procedures.

The Master Servicer shall master service the Mortgage Loans and shall have full power and authority to do any and all things that it may deem necessary or desirable in connection with the master servicing and administration of the Mortgage Loans, including but not limited to the power and authority (i) to execute and deliver, on behalf of the Securityholders, the Issuer and the Indenture Trustee, customary consents or waivers and other instruments and documents, (ii) to consent to transfers of any Mortgaged Property and assumptions of the Mortgage Notes and related Mortgages, (iii) to collect any Insurance Proceeds, Liquidation Proceeds and Subsequent Recoveries and (iv) to effectuate, in its own name, on behalf of the Issuer or the Indenture Trustee, as applicable, or in the name of the Issuer or the Indenture Trustee, as applicable, foreclosure or other conversion of the ownership of the Mortgaged Property securing any Mortgage Loan, in each case, in accordance with the provisions of this Agreement and the Purchase and Servicing Agreement, as applicable.  The Indenture Trustee shall furnish the Master Servicer, upon written request from a Servicing Officer, with any limited powers of attorney empowering the Master Servicer or the Servicer to execute and deliver instruments of satisfaction or cancellation, or of partial or full release or discharge, and to foreclose upon or otherwise liquidate Mortgaged Property, and to appeal, prosecute or defend in any court action relating to the Mortgage Loans or the Mortgaged Property, in accordance with the Purchase and Servicing Agreement and this Agreement, and the Indenture Trustee shall execute and deliver such other documents, as the Master Servicer may request, to enable the Master Servicer to master service and administer the Mortgage Loans and carry out its duties hereunder, in each case in accordance with Accepted Master Servicing Practices (and the Indenture Trustee shall have no liability for misuse of any such powers of attorney by the Master Servicer or the Servicer and shall be indemnified by the Master Servicer or the Servicer for any costs, liabilities or expenses incurred by the Indenture Trustee in connection with such misuse).  If the Master Servicer or the Indenture Trustee has been advised that it is likely that the laws of the state in which action is to be taken prohibit such action if taken in the name of the Issuer or the Indenture Trustee on its behalf or that the Issuer or the Indenture Trustee, as applicable, would be adversely affected under the “doing business” or tax laws of such state if such action is taken in its name, the Master Servicer shall join with the Indenture Trustee, on behalf of the Issuer, in the appointment of a co-trustee pursuant to Section 6.10 of the Indenture.  In the performance of its duties hereunder, the Master Servicer shall be an independent contractor and shall not, except in those instances where it is taking action in the name of the Indenture Trustee, be deemed to be the agent of the Indenture Trustee on behalf of the Issuer.

SECTION 3.06.  Due-on-Sale Clauses; Assumption Agreements.

To the extent provided in the Purchase and Servicing Agreement and to the extent Mortgage Loans contain enforceable due-on-sale clauses, the Master Servicer shall cause the Servicer to enforce such clauses in accordance with the Purchase and Servicing Agreement.  If applicable law prohibits the enforcement of a due-on-sale clause or such clause is otherwise not enforced in accordance with the Purchase and Servicing Agreement, and, as a consequence, a Mortgage Loan is assumed, the original Mortgagor may be released from liability in accordance with the Purchase and Servicing Agreement.

SECTION 3.07.  Release of Mortgage Files.

The procedures governing the release of Mortgage Files shall be as set forth in the Wells Fargo Custodial Agreement.

SECTION 3.08.  Documents, Records and Funds in Possession of Master Servicer To Be Held for Indenture Trustee.

(a)

The Master Servicer shall transmit and the Servicer (to the extent required by the Purchase and Servicing Agreement) shall transmit to the Indenture Trustee (or Custodian) such documents and instruments coming into the possession of the Master Servicer or the Servicer from time to time as are required by the terms hereof, or in the case of the Servicer, the Purchase and Servicing Agreement, to be delivered to the Indenture Trustee (or Custodian).  Any funds received by the Master Servicer or by the Servicer in respect of any Mortgage Loan or which otherwise are collected by the Master Servicer or by the Servicer as Liquidation Proceeds, Insurance Proceeds or Subsequent Recoveries  in respect of any Mortgage Loan shall be held for the benefit of the Indenture Trustee and the Securityholders subject to the Master Servicer’s right to retain or withdraw from the applicable Distribution Account the Master Servicing Fee, any additional compensation pursuant to Section 3.14 and any other amounts provided in this Agreement, and to the right of the Servicer to retain its Servicing Fee and any other amounts as provided in the Purchase and Servicing Agreement.  The Master Servicer shall, and shall cause the Servicer to (to the extent provided in the Purchase and Servicing Agreement), provide access to information and documentation regarding the Mortgage Loans to the Indenture Trustee, its agents and accountants at any time upon reasonable request and during normal business hours, and to Securityholders that are savings and loan associations, banks or insurance companies, the Office of Thrift Supervision, the FDIC and the supervisory agents and examiners of such Office and Corporation or examiners of any other federal or state banking or insurance regulatory authority if so required by applicable regulations of the Office of Thrift Supervision or other regulatory authority, such access to be afforded without charge but only upon reasonable request in writing and during normal business hours at the offices of the Master Servicer designated by it.  In fulfilling such a request the Master Servicer shall not be responsible for determining the sufficiency of such information.

(b)

All Mortgage Files and funds collected or held by, or under the control of, the Master Servicer, in respect of any Mortgage Loans, whether from the collection of principal and interest payments or from Liquidation Proceeds, Insurance Proceeds or Subsequent Recoveries, shall be held by the Master Servicer for and on behalf of the Indenture Trustee and the Securityholders and shall be and remain the sole and exclusive property of the Issuer; provided, however, that the Master Servicer and the Servicer shall be entitled to setoff against, and deduct from, any such funds any amounts that are properly due and payable to the Master Servicer or the Servicer under this Agreement or the Purchase and Servicing Agreement.

SECTION 3.09.  Standard Hazard Insurance and Flood Insurance Policies.

(a)

For each Mortgage Loan, the Master Servicer shall enforce any obligation of the Servicer under the Purchase and Servicing Agreement to maintain or cause to be maintained standard fire and casualty insurance and, where applicable, flood insurance, all in accordance with the provisions of the Purchase and Servicing Agreement.  It is understood and agreed that such insurance shall be with insurers meeting the eligibility requirements set forth in the Purchase and Servicing Agreement and that no earthquake or other additional insurance is to be required of any Mortgagor or to be maintained on property acquired in respect of a defaulted loan, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance.

(b)

Pursuant to Section 4.01 and 4.02, any amounts collected by the Master Servicer or by the Servicer, under any insurance policies (other than amounts to be applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with the Purchase and Servicing Agreement) shall be deposited into the related Distribution Account, subject to withdrawal pursuant to Section 4.02 and 4.03.  Any cost incurred by the Master Servicer or the Servicer in maintaining any such insurance if the Mortgagor defaults in its obligation to do so shall be added to the amount owing under the Mortgage Loan where the terms of the Mortgage Loan so permit; provided, however, that the addition of any such cost shall not be taken into account for purposes of calculating the payments to be made to Securityholders and shall be recoverable by the Master Servicer or the Servicer pursuant to Section 4.02 and 4.03.

SECTION 3.10.  Presentment of Claims and Collection of Proceeds.

The Master Servicer shall (to the extent provided in the Purchase and Servicing Agreement) cause the Servicer to, prepare and present on behalf of the Indenture Trustee, the Issuer and the Securityholders all claims under the Insurance Policies and take such actions (including the negotiation, settlement, compromise or enforcement of the insured’s claim) as shall be necessary to realize recovery under such policies.  Any proceeds disbursed to the Master Servicer (or disbursed to the Servicer and remitted to the Master Servicer) in respect of such policies, bonds or contracts shall be promptly deposited in the related Distribution Account upon receipt, except that any amounts realized that are to be applied to the repair or restoration of the related Mortgaged Property as a condition precedent to the presentation of claims on the related Mortgage Loan to the insurer under any applicable Insurance Policy need not be so deposited (or remitted).

SECTION 3.11.  Maintenance of the Primary Insurance Policies.

(a)

The Master Servicer shall not take, or permit the Servicer (to the extent such action is prohibited under the Purchase and Servicing Agreement) to take, any action that would result in noncoverage under any applicable Primary Insurance Policy of any loss which, but for the actions of such Master Servicer or Servicer, would have been covered thereunder.  The Master Servicer shall use its best reasonable efforts to cause the Servicer (to the extent required under the Purchase and Servicing Agreement) to keep in force and effect (to the extent that the Mortgage Loan requires the Mortgagor to maintain such insurance), a Primary Insurance Policy applicable to each Mortgage Loan (including any lender-paid Primary Insurance Policy) in accordance with the provisions of this Agreement and the Purchase and Servicing Agreement, as applicable.  The Master Servicer shall not, and shall not permit the Servicer (to the extent required under the Purchase and Servicing Agreement) to, cancel or refuse to renew any such Primary Insurance Policy that is in effect at the date of the initial issuance of the Mortgage Note and is required to be kept in force hereunder except in accordance with the provisions of this Agreement and the Purchase and Servicing Agreement, as applicable.

(b)

The Master Servicer agrees to cause the Servicer (to the extent required under the Purchase and Servicing Agreement) to present, on behalf of the Indenture Trustee, the Issuer and the Securityholders, claims to the insurer under any Primary Insurance Policies and, in this regard, to take such reasonable action as shall be necessary to permit recovery under any Primary Insurance Policies respecting defaulted Mortgage Loans.  Pursuant to Section 4.01 and 4.02, any amounts collected by the Servicer under any Primary Insurance Policies shall be deposited in the related Distribution Account, subject to withdrawal pursuant to Section 4.03.

SECTION 3.12.  Indenture Trustee to Retain Possession of Certain Insurance Policies and Documents.

The Indenture Trustee (or the Custodian on its behalf) shall retain possession and custody of the originals (to the extent available and delivered) of any Primary Insurance Policies, or certificate of insurance if applicable and available, and any certificates of renewal as to the foregoing as may be issued from time to time as contemplated by this Agreement and which come into its possession.  Until all amounts distributable in respect of the Notes have been distributed in full and the Master Servicer otherwise has fulfilled its obligations under this Agreement, the Indenture Trustee (or the Custodian on its behalf) shall also retain possession and custody of each Mortgage File in accordance with and subject to the terms and conditions of this Agreement.  The Master Servicer shall promptly deliver or cause to be delivered to the Indenture Trustee (or the Custodian on its behalf), upon the execution or receipt thereof the originals of any Primary Insurance Policies, any certificates of renewal, and such other documents or instruments that constitute portions of the Mortgage File that come into the possession of the Master Servicer from time to time.

SECTION 3.13.  Realization Upon Defaulted Mortgage Loans.

The Master Servicer shall cause the Servicer (to the extent required under the Purchase and Servicing Agreement) to foreclose upon, repossess or otherwise comparably convert the ownership of Mortgaged Properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments, all in accordance with the Purchase and Servicing Agreement; provided, however, the Servicer may sell any such defaulted Mortgage Loan rather than converting the ownership of the related Mortgaged Properties to the Issuer if, in the Servicer’s judgment, such sale would maximize the recovery of principal and interest on the related Mortgage Note.

SECTION 3.14.  Compensation to the Master Servicer.

The Master Servicer shall be entitled to receive the Master Servicing Fee on each Payment Date pursuant to Section 4.03(a)(viii).  Pursuant to Section 4.02(c), certain income and gain realized from any investment of funds in the Distribution Accounts shall be for the benefit of the Master Servicer as additional compensation.  Servicing compensation in the form of assumption fees, if any, late payment charges, as collected, if any, or otherwise shall be retained by the Servicer, or the Master Servicer, and shall not be deposited in the related Custodial Account. The Master Servicer shall be required to pay all expenses incurred by it in connection with its activities hereunder and shall not be entitled to reimbursement therefor except as provided in this Agreement.  The Master Servicing Fee due to the Master Servicer in respect of any Payment Date shall be reduced in accordance with Section 5.06.  The entire portion of the Master Servicing Fee referenced in clause (i) of the definition of “Master Servicing Fee” shall be payable by the Master Servicer to the Custodian as its fee.

SECTION 3.15.  REO Property.

(a)

In the event the Issuer (or the Indenture Trustee on its behalf) acquires ownership of any REO Property in respect of any related Mortgage Loan, the deed or certificate of sale shall be issued to the Issuer, or to its nominee, on behalf of the Issuer.  The Master Servicer shall, to the extent provided in the Purchase and Servicing Agreement, cause the Servicer to sell, any REO Property as expeditiously as possible and in accordance with the provisions of this Agreement and the Purchase and Servicing Agreement, as applicable.  Pursuant to its efforts to sell such REO Property, the Master Servicer shall cause the Servicer to protect and conserve, such REO Property in the manner and to the extent required by the Purchase and Servicing Agreement.

(b)

The Master Servicer shall, to the extent required by the Purchase and Servicing Agreement, cause the Servicer to deposit all funds collected and received in connection with the operation of any REO Property in the Custodial Account.

(c)

The Master Servicer and the Servicer, upon the final disposition of any REO Property, shall be entitled to reimbursement for any related unreimbursed Advances and other unreimbursed advances as well as any unpaid Servicing Fees from Liquidation Proceeds received in connection with the final disposition of such REO Property; provided, that any such unreimbursed Advances as well as any unpaid Servicing Fees may be reimbursed or paid, as the case may be, prior to final disposition, out of any net rental income or other net amounts derived from such REO Property.

(d)

To the extent provided in the Purchase and Servicing Agreement, the Liquidation Proceeds from the final disposition of the REO Property, net of any payment to the Master Servicer and the Servicer as provided above shall be deposited in the Custodial Account on or prior to the applicable Determination Date in the month following receipt thereof and be remitted by wire transfer in immediately Available Distribution Amount to the Master Servicer for deposit into the Distribution Account on the next succeeding Servicer Remittance Date.

SECTION 3.16.  Assessments of Compliance and Attestation Reports.

(a)

Assessments of Compliance.

(i)

By March 15 of each year, commencing in March 2009, the Master Servicer and the Securities Administrator, each at its own expense, shall furnish, and each such party shall cause any Servicing Function Participant engaged by it to furnish, each at its own expense, to the Securities Administrator and the Depositor, a report on an assessment of compliance with the Relevant Servicing Criteria that contains (A) a statement by such party of its responsibility for assessing compliance with the Relevant Servicing Criteria, (B) a statement that such party used the Relevant Servicing Criteria to assess compliance with the Relevant Servicing Criteria, (C) such party’s assessment of compliance with the Relevant Servicing Criteria as of and for the fiscal year covered by the Form 10-K required to be filed pursuant to Section 3.19(b) and for each fiscal year thereafter, whether or not a Form 10-K is required to be filed, including, if there has been any material instance of noncompliance with the Relevant Servicing Criteria, a discussion of each such failure and the nature and status thereof, and (D) a statement that a registered public accounting firm has issued an attestation report on such party’s assessment of compliance with the Relevant Servicing Criteria as of and for such period.

(ii)

No later than the end of each fiscal year for the Issuer for which a Form 10-K is required to be filed, the Master Servicer shall forward to the Securities Administrator the name of each Servicing Function Participant engaged by it and what Relevant Servicing Criteria will be addressed in the report on assessment of compliance prepared by such Servicing Function Participant (provided, however, that the Master Servicer need  not provide such information to the Securities Administrator so long as the Master Servicer and the Securities Administrator are the same Person).  When the Master Servicer and the Securities Administrator (or any Servicing Function Participant engaged by them) submit their assessments to the Securities Administrator, such parties will also at such time include the assessment (and attestation pursuant to subsection (b) of this Section 3.16) of each Servicing Function Participant engaged by it.

(iii)

Promptly after receipt of each such report on assessment of compliance, (i) the Depositor shall review each such report and each comparable report submitted by the Servicer pursuant to the Purchase and Servicing Agreement and, if applicable, consult with the Master Servicer, the Securities Administrator, the Servicer and any Servicing Function Participant engaged by such parties as to the nature of any material instance of noncompliance with the Relevant Servicing Criteria by each such party, and (ii) the Securities Administrator shall confirm that the assessments, taken as a whole, address all of the Servicing Criteria and taken individually address the Relevant Servicing Criteria for each party as set forth on Exhibit F and on any similar exhibit set forth in the Purchase and Servicing Agreement and notify the Depositor of any exceptions.  In the event that any Servicing Function Participant engaged by any party is terminated, assigns its rights and obligations under, or resigns pursuant to, the terms of this Agreement, or any applicable custodial agreement, the Purchase and Servicing Agreement or sub-servicing agreement, as the case may be, such party shall provide or shall cause such Servicing Function Participant to provide for the applicable period preceding such assignment and termination a report on assessment of compliance pursuant to this Section 3.16(a) or to such other applicable agreement, notwithstanding any such termination, assignment or resignation.

(iv)

The Master Servicer shall enforce the obligation of the Servicer as set forth in the Purchase and Servicing Agreement to deliver to the Master Servicer an annual report on assessment of compliance within the time frame set forth in, and in such form and substance as may be required pursuant to, the Purchase and Servicing Agreement.  The Master Servicer shall include such annual reports on assessment of compliance with its own assessment of compliance to be submitted to the Securities Administrator pursuant to this Section.

(v)

Failure of the Master Servicer to comply timely with Section 3.16(a)(i) shall be deemed an Event of Default, automatically, without notice and without any cure period, and the Indenture Trustee may, in addition to whatever rights the Indenture Trustee may have under this Agreement and at law or in equity or to damages, including injunctive relief and specific performance, terminate all the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof without compensating the Master Servicer for the same. This paragraph shall supersede any other provision in this Agreement or any other agreement to the contrary.

(b)

Attestation Reports.

(i)

By March 15 of each year, commencing in March 2009, the Master Servicer and the Securities Administrator, each at its own expense, shall cause, and each such party shall cause any Servicing Function Participant engaged by it to cause, each at its own expense, a registered public accounting firm (which may also render other services to the Master Servicer, the Securities Administrator, or such other Servicing Function Participants, as the case may be) and that is a member of the American Institute of Certified Public Accountants to furnish a report to the Securities Administrator and the Depositor, to the effect that (i) it has obtained a representation regarding certain matters from the management of such party, which includes an assertion that such party has complied with the Relevant Servicing Criteria, and (ii) on the basis of an examination conducted by such firm in accordance with standards for attestation engagements issued or adopted by the PCAOB, it is expressing an opinion as to whether such party’s compliance with the Relevant Servicing Criteria was fairly stated in all material respects, or it cannot express an overall opinion regarding such party’s assessment of compliance with the Relevant Servicing Criteria.  In the event that an overall opinion cannot be expressed, such registered public accounting firm shall state in such report why it was unable to express such an opinion.  Such report must be available for general use and not contain restricted use language.

(ii)

Promptly after receipt of such report from the Master Servicer, the Securities Administrator or any Servicing Function Participant engaged by such parties, (i) the Depositor shall review the report and each comparable report submitted by the Servicer pursuant to the Purchase and Servicing Agreement and, if applicable, consult with such parties as to the nature of any defaults by such parties, in the fulfillment of any of each such party’s obligations hereunder or under any other applicable agreement, and (ii) the Securities Administrator shall confirm that each assessment submitted pursuant to subsection (a) of this Section 3.16 is coupled with an attestation meeting the requirements of this Section and notify the Depositor of any exceptions.

(iii)

The Master Servicer shall enforce the obligation of the Servicer as set forth in the Purchase and Servicing Agreement to deliver to the Master Servicer an attestation within the time frame set forth in, and in such form and substance as may be required pursuant to, the Purchase and Servicing Agreement.  The Master Servicer shall include each such attestation with its own attestation to be submitted to the Securities Administrator pursuant to this Section.  In the event any Servicing Function Participant engaged by any such party is terminated, assigns its rights and duties under, or resigns pursuant to the terms of this Agreement, or any applicable custodial agreement, the Purchase and Servicing Agreement or sub-servicing agreement, as the case may be, such party shall cause a registered public accounting firm to provide an attestation pursuant to this Section 3.16(b) or to such other applicable agreement, for the applicable period immediately preceding such termination, assignment or resignation, notwithstanding any such termination, assignment or resignation.

(iv)

Failure of the Master Servicer to comply timely with Section 3.16(b)(i) shall be deemed an Event of Default, automatically, without notice and without any cure period, and the Indenture Trustee may, in addition to whatever rights the Indenture Trustee may have under this Agreement and at law or in equity or to damages, including injunctive relief and specific performance, terminate all the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof without compensating the Master Servicer for the same.  This paragraph shall supersede any other provision in this Agreement or any other agreement to the contrary.

SECTION 3.17.  Annual Compliance Statement.

(a)

The Master Servicer and the Securities Administrator shall deliver (and the Master Servicer and Securities Administrator shall cause any Servicing Function Participant engaged by it to deliver) to the Depositor and the Securities Administrator on or before March 15 of each year, commencing in March 2009, an Officer’s Certificate stating, as to the signer thereof, that (A) a review of such party’s activities during the preceding calendar year or portion thereof and of such party’s performance under this Agreement, or such other applicable agreement in the case of any Servicing Function Participant, has been made under such officer’s supervision and (B) to the best of such officer’s knowledge, based on such review, such party has fulfilled all its obligations under this Agreement, or such other applicable agreement in the case of any Servicing Function Participant, in all material respects throughout such year or portion thereof, or, if there has been a failure to fulfill any such obligation in any material respect, specifying each such failure known to such officer and the nature and status thereof.  Promptly after receipt of each such Officer’s Certificate, the Depositor shall review such Officer’s Certificate and, if applicable, consult with each such party, as applicable, as to the nature of any failures by such party, in the fulfillment of any of such party’s obligations hereunder or, in the case of any Servicing Function Participant, under such other applicable agreement.

(b)

The Master Servicer shall enforce the obligation of the Servicer as set forth in the Purchase and Servicing Agreement to deliver to the Master Servicer an annual statement of compliance within the time frame set forth in, and in such form and substance as may be required pursuant to, the Purchase and Servicing Agreement  The Master Servicer shall include such annual statements of compliance with its own annual statement of compliance to be submitted to the Securities Administrator pursuant to this Section.  In the event that any Servicing Function Participant engaged by any party is terminated, assigns its rights and obligations under, or resigns pursuant to, the terms of this Agreement, or any applicable custodial agreement, the Purchase and Servicing Agreement or sub-servicing agreement, as the case may be, such party shall provide or shall cause such Servicing Function Participant to provide for the applicable period preceding such assignment and termination an annual compliance statement pursuant to this Section 3.17 or to such other applicable agreement, notwithstanding any such termination, assignment or resignation.

(c)

Failure of the Master Servicer to comply timely with this Section 3.17 shall be deemed an Event of Default, automatically, without notice and without any cure period, and the Indenture Trustee may, in addition to whatever rights the Indenture Trustee may have under this Agreement and at law or in equity or to damages, including injunctive relief and specific performance, terminate all the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof without compensating the Master Servicer for the same.  This paragraph shall supersede any other provision in this Agreement or any other agreement to the contrary.

(d)

Unless available on the Securities Administrator’s website, copies of such Master Servicer annual statements of compliance shall be provided to any Securityholders upon request, by the Master Servicer or by the Depositor at the Master Servicer’s expense if the Master Servicer failed to provide such copies (unless (i) the Master Servicer shall have failed to provide the Depositor with such statement or (ii) the Depositor shall be unaware of the Master Servicer’s failure to provide such statement).

SECTION 3.18.  Annual Certification.

(a)

Each Form 10-K required to be filed by the Issuer pursuant to Section 3.19 shall include a Sarbanes-Oxley Certification, required to be included therewith pursuant to the Sarbanes-Oxley Act.  Each of the Master Servicer and the Securities Administrator shall provide, and each such party shall cause any Servicing Function Participant engaged by it to provide, to the Person who signs the Sarbanes-Oxley Certification (the “Certifying Person”), by March 15 of each year in which the Issuer is subject to the reporting requirements of the Exchange Act and otherwise within a reasonable period of time upon request, a certification (each, a “Back-Up Certification”), in the form attached hereto as Exhibit K, upon which the Certifying Person, the entity for which the Certifying Person acts as an officer, and such entity’s officers, directors and Affiliates (collectively with the Certifying Person, “Certification Parties”) can reasonably rely.  The senior officer of the Master Servicer in charge of the master servicing function shall serve as the Certifying Person on behalf of the Issuer.  Such officer of the Certifying Person can be contacted by e-mail at cts.sec.notifications@wellsfargo.com or by facsimile at (410) 715-2380.  In the event that the Master Servicer, the Securities Administrator or any Servicing Function Participant engaged by the parties is terminated or resigns pursuant to the terms of this Agreement, or any applicable sub-servicing agreement, as the case may be, such party shall provide a Back-Up Certification to the Certifying Person pursuant to this Section 3.18 with respect to the period of time it was subject to this Agreement or any applicable sub-servicing agreement, as the case may be and a compliance statement, an assessment of compliance and attestation pursuant to Sections 3.16, and 3.17, notwithstanding such termination or resignation.  Notwithstanding the foregoing, (i) the Master Servicer and the Securities Administrator shall not be required to deliver a Back-Up Certification to each other if both are the same Person and the Master Servicer is the Certifying Person and (ii) the Master Servicer shall not be obligated to sign the Sarbanes-Oxley Certification in the event that it does not receive any Back-Up Certification required to be furnished to it pursuant to this section or the Purchase and Servicing Agreement or custodial agreement.

(b)

The Master Servicer shall enforce the obligation of the Servicer as set forth in the Purchase and Servicing Agreement to deliver to the Master Servicer a certification in the form of Exhibit K to the Purchase and Servicing Agreement within the time frame set forth in, and in such form and substance as may be required pursuant to, the Purchase and Servicing Agreement.

SECTION 3.19.  Reports Filed with Securities and Exchange Commission.

(a)

Reports Filed on Form 10-D.

(i)

Within 15 days after each Payment Date (subject to permitted extensions under the Exchange Act), the Securities Administrator shall prepare and file on behalf of the Issuer any Form 10-D required by the Exchange Act, in form and substance as required by the Exchange Act.  The Securities Administrator shall file each Form 10-D with a copy of the related Payment Date Statement attached thereto.  Any disclosure in addition to the Payment Date Statement that is required to be included on Form 10-D (“Additional Form 10-D Disclosure”) shall be reported by the parties set forth on Exhibit G to the Depositor and the Securities Administrator and directed and approved by the Depositor pursuant to the following paragraph and the Securities Administrator will have no duty or liability for any failure hereunder to determine or prepare any Additional Form 10-D Disclosure, except as set forth in the next two paragraphs.

(ii)

As set forth on Exhibit G hereto, within 5 calendar days after the related Payment Date, (i) the parties to the PHH Mortgage Trust, Series 2008-CIM1 transaction shall be required to provide to the Securities Administrator and the Depositor, to the extent known by a responsible officer thereof, in EDGAR-compatible form, or in such other form as otherwise agreed upon by the Securities Administrator and such party, the form and substance of any Additional Form 10-D Disclosure, if applicable, together with an Additional Disclosure Notification in the form of Exhibit J hereto (an “Additional Disclosure Notification”), and (ii) the Depositor will approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Additional Form 10-D Disclosure on Form 10-D.  The Depositor will be responsible for any reasonable fees and expenses assessed or incurred by the Securities Administrator in connection with including any Additional Form 10-D Disclosure in Form 10-D pursuant to this paragraph.

(iii)

After preparing the Form 10-D, the Securities Administrator shall forward upon request electronically a copy of the Form 10-D to the Depositor (provided that such Form 10-D includes any Additional Form 10-D Disclosure).  Within two Business Days after receipt of such copy, but no later than the 12th calendar day after the Payment Date, the Depositor shall notify the Securities Administrator in writing (which may be furnished electronically) of any changes to or approval of such Form 10-D.  In the absence of receipt of any written changes or approval, or if the Depositor does not request a copy of a Form 10-D, the Securities Administrator shall be entitled to assume that such Form 10-D is in final form and the Securities Administrator may proceed with the execution and filing of the Form 10-D.  A duly authorized representative of the Master Servicer shall sign each Form 10-D.  If a Form 10-D cannot be filed on time or if a previously filed Form 10-D needs to be amended, the Securities Administrator will follow the procedures set forth in subsection (d)(ii) of this Section 3.19.  Promptly (but no later than 1 Business Day) after filing with the Commission, the Securities Administrator will make available on its internet website a final executed copy of each Form 10-D filed by the Securities Administrator.  Each party to this Agreement acknowledges that the performance by the Master Servicer and the Securities Administrator of their respective duties under this Section 3.19(a) related to the timely preparation, execution and filing of Form 10-D is contingent upon such parties strictly observing all applicable deadlines in the performance of their duties under this Section 3.19(a).  Neither the Master Servicer nor the Securities Administrator shall have any liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare, execute and/or timely file such Form 10-D, where such failure results from the Securities Administrator’s inability or failure to obtain or receive, on a timely basis, any information from any other party hereto needed to prepare, arrange for execution or file such Form 10-D, not resulting from its own negligence, bad faith or willful misconduct.

(iv)

Form 10-D requires the registrant to indicate (by checking “yes” or “no”) that it (1) has filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.”  The Depositor hereby instructs the Securities Administrator, with respect to each Form 10-D, to check "yes" for each item unless the Securities Administrator has received timely prior written notice from the Depositor that the answer should be "no" for an item.  The Depositor hereby represents to the Securities Administrator that the Depositor has filed all such required reports during the preceding 12 months and that it has been subject to such filing requirement for the past 90 days.  The Depositor shall notify the Securities Administrator in writing, no later than the fifth calendar day after the related Payment Date with respect to the filing of a report on Form 10-D, if the answer to the questions should be “no” as a result of filings that relate to other securitization transactions of the Depositor for which the Securities Administrator does not have the obligation to prepare and file Exchange Act reports.  The Securities Administrator shall be entitled to rely on such representations in preparing, executing and/or filing any such report.

(b)

Reports Filed on Form 10-K.

(i)

On or prior to the 90th day after the end of each fiscal year of the Issuer in which a Form 10-K is required to be filed or such earlier date as may be required by the Exchange Act (the “10-K Filing Deadline”) (it being understood that the fiscal year for the Issuer ends on December 31st of each year), commencing in March 2009, the Securities Administrator shall prepare and file on behalf of the Issuer a Form 10-K, in form and substance as required by the Exchange Act.  Each such Form 10-K shall include the following items, in each case to the extent they have been delivered to the Securities Administrator within the applicable time frames set forth in this Agreement and the Purchase and Servicing Agreement, (i) an annual compliance statement for the Servicer, the Master Servicer, the Securities Administrator and any Servicing Function Participant engaged by such parties (each, a “Reporting Servicer”) as described under the Purchase and Servicing Agreement and Section 3.17 and for the Custodian as described in the Wells Fargo Custodial Agreement, (ii)(A) the annual reports on assessment of compliance with servicing criteria for each Reporting Servicer, as described under Section 3.16(a) and for the Custodian as described in the Wells Fargo Custodial Agreement, and (B) if each Reporting Servicer’s or the Custodian’s report on assessment of compliance with servicing criteria described in the Purchase and Servicing Agreement or Wells Fargo Custodial Agreement or under and Section 3.16(a) identifies any material instance of noncompliance, disclosure identifying such instance of noncompliance, or if any Reporting Servicer’s or the Custodian’s report on assessment of compliance with servicing criteria described thereunder is not included as an exhibit to such Form 10-K, disclosure that such report is not included and an explanation why such report is not included, (iii)(A) the registered public accounting firm attestation report for each Reporting Servicer, as described in the Purchase and Servicing Agreement or for the Custodian as described in the Wells Fargo Custodial Agreement or under Section 3.16(b), and (B) if any registered public accounting firm attestation report described in the Purchase and Servicing Agreement, the Wells Fargo Custodial Agreement or under Section 3.16(b) identifies any material instance of noncompliance, disclosure identifying such instance of noncompliance, or if any such registered public accounting firm attestation report is not included as an exhibit to such Form 10-K,  disclosure that such report is not included and an explanation why such report is not included, and (iv) a Sarbanes-Oxley Certification as described in Section 3.18 (provided, however, that the Securities Administrator, at its discretion, may omit from the Form 10-K any annual compliance statement, assessment of compliance or attestation report that is not required to be filed with such Form 10-K pursuant to Regulation AB).  Any disclosure or information in addition to (i) through (iv) above that is required to be included on Form 10-K (“Additional Form 10-K Disclosure”) shall be determined and prepared by and at the direction of the Depositor pursuant to the following paragraph and the Securities Administrator will have no duty or liability for any failure hereunder to determine or prepare any Additional Form 10-K Disclosure, except as set forth in the next two paragraphs.

(ii)

As set forth on Exhibit H hereto, the Purchase and Servicing Agreement and the Wells Fargo Custodial Agreement, as applicable, no later than March 15 of each year that the Issuer is subject to the Exchange Act reporting requirements, commencing in 2009, (i) the parties hereto and thereto shall be required to provide to the Securities Administrator and the Depositor, to the extent known by a responsible officer thereof, in EDGAR-compatible form, or in such other form as otherwise agreed upon by the Securities Administrator and such party, the form and substance of any Additional Form 10-K Disclosure, if applicable, together with an Additional Disclosure Notification and (ii) the Depositor will approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Additional Form 10-K Disclosure on Form 10-K.  The Depositor will be responsible for any reasonable fees and expenses assessed or incurred by the Securities Administrator in connection with including any Additional Form 10-K Disclosure in Form 10-K pursuant to this paragraph.

(iii)

After preparing the Form 10-K, the Securities Administrator shall forward upon request electronically a copy of the Form 10-K to the Depositor.  Within three Business Days after receipt of such copy, but no later than March 25th, the Depositor shall notify the Securities Administrator in writing (which may be furnished electronically) of any changes to or approval of such Form 10-K.  In the absence of receipt of any written changes or approval, the Securities Administrator shall be entitled to assume that such Form 10-K is in final form and the Securities Administrator may proceed with the execution and filing of the Form 10-K.  A senior officer of the Master Servicer in charge of the master servicing function shall sign the Form 10-K.  If a Form 10-K cannot be filed on time or if a previously filed Form 10-K needs to be amended, the Securities Administrator will follow the procedures set forth in subsection (d)(ii) of this Section 3.19.  Promptly (but no later than 1 Business Day) after filing with the Commission, the Securities Administrator will make available on its internet website a final executed copy of each Form 10-K filed by the Securities Administrator.  The parties to this Agreement acknowledge that the performance by the Master Servicer and the Securities Administrator of its duties under this Section 3.19(b) related to the timely preparation, execution and filing of Form 10-K is contingent upon such parties (and the Custodian, the Servicer and any Servicing Function Participant) strictly observing all applicable deadlines in the performance of their duties under this Section 3.19(b), Section 3.18, Section 3.17, Section 3.16(a), Section 3.16(b), the Wells Fargo Custodial Agreement and the Purchase and Servicing Agreement.  Neither the Master Servicer nor the Securities Administrator shall have any liability for any loss, expense, damage or claim arising out of or with respect to any failure to properly prepare, execute and/or timely file such Form 10-K, where such failure results from the Securities Administrator’s inability or failure to obtain or receive, on a timely basis, any information from any other party hereto needed to prepare, arrange for execution or file such Form 10-K, not resulting from its own negligence, bad faith or willful misconduct.

(iv)

Form 10-K requires the registrant to indicate (by checking "yes" or "no") that it “(1) has filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.”  The Depositor hereby instructs the Securities Administrator, with respect to each Form 10-K, to check "yes" for each item unless the Securities Administrator has received timely prior written notice from the Depositor that the answer should be "no" for an item.  The Depositor hereby represents to the Securities Administrator that the Depositor has filed all such required reports during the preceding 12 months and that it has been subject to such filing requirement for the past 90 days.  The Depositor shall notify the Securities Administrator in writing, no later than March 15th with respect to the filing of a report on Form 10-K, if the answer to the questions should be “no” as a result of filings that relate to other securitization transactions of the Depositor for which the Securities Administrator does not have the obligation to prepare and file Exchange Act reports.  The Securities Administrator shall be entitled to rely on such representations in preparing, executing and/or filing any such report.

(c)

Reports Filed on Form 8-K.

(i)

Within four (4) Business Days after the occurrence of an event requiring disclosure on Form 8-K (each such event, a “Reportable Event”), and if requested by the Depositor, the Securities Administrator shall prepare and file on behalf of the Issuer a Form 8-K, as required by the Exchange Act, provided that the Depositor shall file the initial Form 8-K in connection with the issuance of the Offered Notes.  Any disclosure or information related to a Reportable Event or that is otherwise required to be included in Form 8-K (“Form 8-K Disclosure Information”) shall be reported by the parties set forth on Exhibit I (either under this Agreement or under the Purchase and Servicing Agreement or the Wells Fargo Custodial Agreement, as applicable) to the Depositor and the Securities Administrator and directed and approved by the Depositor pursuant to the following paragraph and the Securities Administrator will have no duty or liability for any failure hereunder to determine or prepare any Form 8-K Disclosure Information or any Form 8-K, except as set forth in the next two paragraphs.

(ii)

As set forth on Exhibit I hereto, for so long as the Issuer is subject to the Exchange Act reporting requirements, no later than close of business (New  York City time) on the 2nd Business Day after the occurrence of a Reportable Event (i) the parties hereto shall be required to provide to the Securities Administrator and Depositor, to the extent known by a responsible officer thereof, in EDGAR-compatible form, or in such other form as otherwise agreed upon by the Securities Administrator and such party, the form and substance of any Form 8-K Disclosure Information, if applicable, together with an Additional Disclosure Notification and (ii) the Depositor will approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Form 8-K Disclosure Information.  The Depositor will be responsible for any reasonable fees and expenses assessed or incurred by the Securities Administrator in connection with including any Form 8-K Disclosure Information in Form 8-K pursuant to this paragraph.

(iii)

After preparing the Form 8-K, the Securities Administrator shall forward upon request electronically a copy of the Form 8-K to the Depositor.  Promptly, but no later than the close of business on the third Business Day after the Reportable Event, the Depositor shall notify the Securities Administrator in writing (which may be furnished electronically) of any changes to or approval of such Form 8-K.  In the absence of receipt of any written changes or approval, the Securities Administrator shall be entitled to assume that such Form 8-K is in final form and the Securities Administrator may proceed with the execution and filing of the Form 8-K.  A duly authorized representative of the Master Servicer shall sign each Form 8-K filed by the Securities Administrator.  If a Form 8-K cannot be filed on time or if a previously filed Form 8-K needs to be amended, the Securities Administrator will follow the procedures set forth in subsection (d)(ii) of this Section 3.19.  Promptly (but no later than 1 Business Day) after filing with the Commission, the Securities Administrator will, make available on its internet website a final executed copy of each Form 8-K filed by the Securities Administrator.  The parties to this Agreement acknowledge that the performance by the Master Servicer and the Securities Administrator of their respective duties under this Section 3.19(c) related to the timely preparation, execution and filing of Form 8-K is contingent upon such parties strictly observing all applicable deadlines in the performance of their duties under this Section 3.19(c).  Neither the Securities Administrator nor the Master Servicer shall have any liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare, execute and/or timely file such Form 8-K, where such failure results from the Securities Administrator’s inability or failure to obtain or receive, on a timely basis, any information from any other party hereto needed to prepare, arrange for execution or file such Form 8-K, not resulting from its own negligence, bad faith or willful misconduct.

(d)

Delisting; Amendments; Late Filings.

(i)

On or prior to January 30 of the first year in which the Securities Administrator is able to do so under applicable law, unless otherwise directed by the Depositor, the Securities Administrator shall prepare and file a Form 15 relating to the automatic suspension of reporting in respect of the Issuer under the Exchange Act.

(ii)

In the event that the Securities Administrator is unable to timely file with the Commission all or any required portion of any Form 8-K, 10-D or 10-K required to be filed by this Agreement because required disclosure information was either not delivered to it or delivered to it after the delivery deadlines set forth in this Agreement or for any other reason, the Securities Administrator will promptly notify electronically the Depositor.  In the case of Form 10-D and 10-K, the parties to this Agreement and the Servicer will cooperate to prepare and file a Form 12b-25 and a 10-D/A and 10-K/A, as applicable, pursuant to Rule 12b-25 of the Exchange Act.  In the case of Form 8-K, the Securities Administrator will, upon receipt of all required Form 8-K Disclosure Information and upon the approval and direction of the Depositor, include such disclosure information on the next Form 10-D.  In the event that any previously filed Form 8-K, 10-D or 10-K needs to be amended, and such amendment includes any Additional Form 10-D Disclosure, any Additional Form 10-K Disclosure or any Form 8-K Disclosure Information or any amendment to such disclosure, the Securities Administrator will promptly notify electronically the Depositor and such parties will cooperate to prepare any necessary 8-KA, 10-D/A or 10-K/A.  Any Form 15, Form 12b-25 or any amendment to Form 8-K, 10-D or 10-K shall be signed by a duly authorized representative or a senior officer in charge of master servicing, as applicable, of the Master Servicer.  The parties to this Agreement acknowledge that the performance by the Master Servicer and the Securities Administrator of their respective duties under this Section 3.19(d) related to the timely preparation, execution and filing of Form 15, a Form 12b-25 or any amendment to Form 8-K, 10-D or 10-K is contingent upon each such party performing its duties under this Section.  Neither the Master Servicer nor the Securities Administrator shall have any liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare, execute and/or timely file any such Form 15, Form 12b-25 or any amendments to Forms 8-K, 10-D or 10-K, where such failure results from the Securities Administrator’s inability or failure to obtain or receive, on a timely basis, any information from any other party hereto needed to prepare, arrange for execution or file such Form 15, Form 12b-25 or any amendments to Forms 8-K, 10-D or 10-K, not resulting from its own negligence, bad faith or willful misconduct.

SECTION 3.20.  Additional Information; Notice.

Each of the parties agrees to provide to the Securities Administrator such additional information related to such party as the Securities Administrator may reasonably request, including evidence of the authorization of the person signing any certification or statement, financial information and reports, and such other information related to such party or its performance hereunder.

Any notice or notification required to be delivered by the Securities Administrator to the Depositor pursuant to this Article III may be delivered via facsimile to (212) 250-2500 or telephonically by calling Michael Ciuffo at (212) 250-7905.

SECTION 3.21.   Intention of the Parties and Interpretation.

Each of the parties acknowledges and agrees that the purpose of Section 3.16 through Section 3.20 of this Agreement is to facilitate compliance by the Securities Administrator and the Depositor with the provisions of Regulation AB promulgated by the Commission under the Exchange Act, as such may be amended from time to time and subject to such clarification and interpretive advice as may be issued by the staff of the Commission from time to time.  Therefore, each of the parties agrees that (a) the obligations of the parties hereunder shall be interpreted in such a manner as to accomplish that purpose, (b) the parties’ obligations hereunder will be supplemented and modified as necessary to be consistent with any such amendments, interpretive advice or guidance, convention or consensus among active participants in the asset-backed securities markets, advice of counsel, or otherwise in respect of the requirements of Regulation AB, (c) the parties shall comply with the reasonable requests made by the Securities Administrator or the Depositor for delivery of such additional or different information as the Securities Administrator or the Depositor may determine in good faith is necessary to comply with the provisions of Regulation AB, which information is available to such party without unreasonable effort or expense and within such timeframe as may be reasonably requested, and (d) no amendment of this Agreement shall be required to effect any such changes in the parties’ obligations as are necessary to accommodate evolving interpretations of the provisions of Regulation AB.

SECTION 3.22.  Indemnification.

Each of the Depositor, Master Servicer, Securities Administrator and any Servicing Function Participant engaged by such party, respectively, shall indemnify and hold harmless the Master Servicer, the Securities Administrator and the Depositor, respectively, and each of their directors, officers, employees, agents, and affiliates from and against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments and other costs and expenses arising out of or based upon (a) any breach by such party of any of its obligations hereunder, including particularly its obligations to provide any Assessment of Compliance, Attestation Report, Compliance Statement or any information, data or materials required to be included in any 1934 Act report, (b) any material misstatement or omission in any information, data or materials provided by such party (or, in the case of the Securities Administrator or Master Servicer, any material misstatement or material omission in (i) any Compliance Statement, Assessment of Compliance or Attestation Report delivered by it, or by any Servicing Function Participant engaged by it, pursuant to this Agreement, or (ii) any Additional Form 10-D Disclosure, Additional Form 10-K Disclosure or Form 8-K Disclosure), (c) any claim arising out of or with respect to any failure to properly prepare, execute and/or timely file such Form 10-D, where such failure results from the Securities Administrator's inability or failure to obtain or receive, on a timely basis, any information from any other party hereto needed to prepare, arrange for execution or file such Form 10-D, not resulting from its own negligence, bad faith or willful misconduct or (d) the negligence, bad faith or willful misconduct of such indemnifying party in connection with its performance hereunder.  If the indemnification provided for herein is unavailable or insufficient to hold harmless the Master Servicer, the Securities Administrator or the Depositor, as the case may be, then each such party agrees that it shall contribute to the amount paid or payable by the Master Servicer, the Securities Administrator or the Depositor, as applicable, as a result of any claims, losses, damages or liabilities incurred by such party in such proportion as is appropriate to reflect the relative fault of the indemnified party on the one hand and the indemnifying  party on the other.  This indemnification shall survive the termination of this Agreement or the termination of any party to this Agreement.

SECTION 3.23.  Special Foreclosure Provisions

Notwithstanding anything in this Agreement to the contrary:

(a)

The Servicer shall not commence either (i) foreclosure proceedings with respect to a Mortgage Loan or (ii) sell defaulted Mortgage Loans from the Issuer unless (1) no later than five Business Days prior to such action, it notifies the holder of the Owner Trust Certificates of its intention to do so, and (2) the holder of the Owner Trust Certificates, does not, within such period, affirmatively object to such action.

(b)

If the holder of the Owner Trust Certificates timely and affirmatively objects to such action, then the Servicer shall hire, at the holder of the Owner Trust Certificates’ sole cost and expense, three appraisal firms, selected by the Servicer in its sole and absolute discretion from the list of appraisal firms attached as Exhibit M, to compute the fair value of the Mortgaged Property relating to the related Mortgage Loan utilizing the Fannie Mae Form 2055 Exterior-Only Inspection Residential Appraisal Report (each such appraisal-firm computation, a “Fair Value Price”), in each case no later than 30 days from the date of the holder of the Owner Trust Certificates’ objection. If the Servicer shall have received three Fair Value Prices by the end of such 30-day period, then the holder of the Owner Trust Certificates shall, no later than 5 days after the expiration of such 30-day period, purchase such Mortgage Loan and the related Mortgaged Property at an amount equal to the sum of (i) accrued and unpaid interest on such Mortgage Loan as of such purchase date (“Accrued Interest”) and (ii) the average of such three Fair Value Prices respectively determined by such appraisal firms, and shall promptly deliver such amount to the Servicer for deposit into the Collection Account.  All costs relating to the computation of the related Fair Value Prices shall be for the account of the holder of the Owner Trust Certificates and shall be paid by the holder of the Owner Trust Certificates at the time such Mortgage Loan and the related Mortgaged Property are purchased by the holder of the Owner Trust Certificates.  Any objection to such action shall be irrevocable by the holder of the Owner Trust Certificates, and the holder of the Owner Trust Certificates will purchase the related Mortgage Loan regardless of the Fair Value Price determined.

(c)

In the event that the Servicer has not commenced foreclosure proceedings with respect to a Mortgage Loan that is 180 days’ or more delinquent (provided that the Mortgage Loan is not in bankruptcy, is not subject to a court-ordered injunction with respect to the Mortgage Loan or the related Mortgaged Property, or is not subject to federal, state or local law restriction on foreclosure) the Servicer must promptly provide the holder of the Owner Trust Certificates with notice of such event (a “Delinquency Notice”) and a description of such other action as it intends to take with respect to such Mortgage Loan. The Servicer is not permitted to proceed with any such action unless the holder of the Owner Trust Certificates, does not, within five Business Days following such notice, affirmatively object to the Servicer taking such action.

(d)

If the holder of the Owner Trust Certificates timely and affirmatively objects to the Servicer’s contemplated action, then the holder of the Owner Trust Certificates shall have the right to direct the Servicer to commence foreclosure proceedings in accordance with prudent servicing standards.  Notwithstanding the foregoing, the Servicer shall not be obligated to foreclose on any Mortgage Loan if the Servicer has notified the holder of the Owner Trust Certificates in the Delinquency Notice that either (i) the related Mortgaged Property is located in a county designated as an individual assistance disaster area by FEMA and foreclosure is not permitted under the Servicer’s servicing policies with respect to mortgage loans contained in such area or (ii) such Mortgage Loan is the subject of a lis pendens notice and foreclosure is not permitted under the Servicer’s servicing policies with respect to mortgage loans subject to such legal proceedings.  In such event, the Servicer will hire three of the appraisal firms identified in Exhibit M to compute the fair value of the Mortgaged Property relating to the related Mortgage Loan utilizing the Fannie Mae Form 2055 Exterior Only Inspection Residential Appraisal Report, in each case no later than 30 days from the date of the holder of the Owner Trust Certificate’s objection and the holder of the Owner Trust Certificates will, no later than 5 days after the expiration of such 30 day period, purchase such Mortgage Loan and the related Mortgaged Property at an amount equal to the sum of (i) Accrued Interest and (ii) the average of such three Fair Value Prices respectively determined by such appraisal firms, and shall promptly deliver such amount to the Servicer for deposit into the Collection Account.  All costs relating to the computation of the related Fair Value Prices shall be for the account of the holder of the Owner Trust Certificates and shall be paid by the holder of the Owner Trust Certificates at the time such Mortgage Loan and the related Mortgaged Property are purchased by the holder of the Owner Trust Certificates. The holder of the Owner Trust Certificates will purchase the Mortgage Loan regardless of the Fair Value Price determined.

(e)

If the Servicer shall not have received three Fair Value Prices at the end of the 30-day period set forth in (b) and (c) above, then:

(i)

The Servicer shall obtain such three Fair Value Prices no later than 15 days after the end of such 30-day period.

(ii)

If the Servicer shall have only received two Fair Value Prices at the end of such 15-day extension period, then the Servicer will determine, in its sole and absolute discretion, the fair value of the Mortgaged Property relating to such Mortgage Loan, related Insurance Proceeds and the current delinquency status of such Mortgage Loan (such fair value, the “Servicer Fair Value Price”), and the holder of the Owner Trust Certificates shall, no later than 5 days after the expiration of such 15-day extension period, purchase (and deliver to the Servicer the purchase price for) such Mortgage Loan and the related Mortgaged Property at an amount equal to the sum of (i) Accrued Interest thereon and (ii) the highest of such two Fair Value Prices determined by such appraisal firms.

(iii)

If the Servicer shall have received only one Fair Value Price at the end of such 15-day extension period, then the Servicer will determine, in its sole and absolute discretion, the Servicer Fair Value Price of the Mortgaged Property related to such Mortgage Loan, and:

(A)

if such Servicer Fair Value Price is equal to or greater than the unpaid Principal Balance of the related Mortgage Loan as of such date (the “Unpaid Principal Balance”), then the holder of the Owner Trust Certificates shall, no later than 5 days after the expiration of such 15-day extension period, purchase (and deliver to the Servicer the purchase price for) such Mortgage Loan and the related Mortgaged Property at an amount equal to the sum of (1) Accrued Interest thereon and (2) the Unpaid Principal Balance of that Mortgage Loan; and

(B)

if such Servicer Fair Value Price is less than the related Unpaid Principal Balance, then the holder of Owner Trust Certificates shall, no later than 5 days after the expiration of such 15-day extension period, purchase (and deliver to the Servicer the purchase price for) such Mortgage Loan and the related Mortgaged Property at an amount equal to the sum of (1) Accrued Interest thereon and (2) the related Unpaid Principal Balance (such sum, the “Preliminary Purchase Price”); provided, that the provisions of clause (d)(iv) shall thereafter apply.

(iv)

Following the payment by the holder of Owner Trust Certificates of the Preliminary Purchase Price, the Servicer shall continue to hire appraisal firms at the holder of Owner Trust Certificates’ sole cost and expense to compute the Fair Value Price of the Mortgaged Property related to such Mortgage Loan, and at such time as two such Fair Value Prices shall have been obtained:

(A)

if such Servicer Fair Value Price is equal to or greater than the Unpaid Principal Balance, then the holder of Owner Trust Certificates shall, no later than 5 days after the expiration of such 15-day extension period, purchase (and deliver to the Servicer the purchase price for) such Mortgage Loan and the related Mortgaged Property at an amount equal to the sum of (1) Accrued Interest thereon and (2) the Unpaid Principal Balance of such Mortgage Loan; and

(B)

if the sum of (1) Accrued Interest on the related Mortgage Loan and (2) the higher of (x) the highest of such two Fair Value Prices determined by such appraisal firms and (y) the Servicer’s Fair Value Price of the Mortgaged Property related to such Mortgage Loan (such sum, the “Revised Fair Value Price”) is greater than such Preliminary Purchase Price, then the Servicer shall promptly notify the holder of Owner Trust Certificates of such calculation, and the holder of Owner Trust Certificates shall, no later than 5 days after such notice, remit to the Servicer, for deposit into the Certificate Account, the difference between such Revised Fair Value Price and such Preliminary Purchase Price; and

(C)

if such Preliminary Purchase Price is greater than such Revised Fair Value Price, then the Servicer shall promptly notify the holder of Owner Trust Certificates of such calculation, and the Servicer shall, no later than 5 days after such notice, remit to the holder of Owner Trust Certificates, from funds then on deposit in the Certificate Account, the difference between such Preliminary Purchase Price and such Revised Fair Value Price.

(v)

Notwithstanding anything herein to the contrary, the holder of the Owner Trust Certificates shall not be entitled to any of its rights set forth herein with respect to a Mortgage Loan following its failure to purchase such Mortgage Loan and the related Mortgaged Property (at the average of the three Fair Value Prices respectively determined by such appraisal firms as set forth above) during the time frame set forth above following its objection to the Servicer action.

(vi)

Any notice, confirmation, instruction or objection pursuant to paragraphs (a), (b), (c), (d) and (e) above may be delivered via facsimile or other written or electronic communication as the parties hereto and the holder of Owner Trust Certificates may agree to from time to time.

(vii)

For the avoidance of doubt, the holder of Owner Trust Certificates’ rights set forth in this Section 3.23 are intended to provide the holder of Owner Trust Certificates, for so long as it has not forfeited its right under this Section 3.23 as set forth in clause (vi) above, with the unilateral right to control foreclosure decisions in respect of delinquent and defaulted Mortgage Loans, and certain exclusive purchase rights so as to maximize the recovery value on delinquent and defaulted Mortgage Loans.

To the extent that the holder of the Owner Trust Certificates purchases any Mortgage Loan pursuant to this Section 3.23, the servicing of such Mortgage Loan pursuant to this Agreement and the Purchase and Servicing Agreement will terminate and  the servicing of the related Mortgage Loan will be transferred to a successor servicer at the direction of, and the expense of, the holder of the Owner Trust Certificate.

The Servicer, may also, in its discretion, as alternative to foreclosure, sell defaulted Mortgage Loans at fair market value to third parties, if the Servicer reasonably believes that such sale would maximize proceeds to the Trust in the aggregate (on a present value basis) with respect to that Mortgage Loan.

The Seller, so long as it is the holder of the Owner Trust Certificates, will indemnify and hold the Servicer harmless against, any loss, liability or expense (including reasonable legal fees and disbursements of counsel) incurred by the Servicer in connection with, arising out of, or relating to any foreclosure proceedings instituted by the Servicer at the direction of the holder of the Owner Trust Certificates pursuant to this Section 3.23.  The Seller, so long as it is the holder of the Owner Trust Certificates, will reimburse the Servicer for the cost of the appraisal firms set forth on Exhibit M selected by the Servicer and any other reasonable out of pocket costs incurred in connection with this Section 3.23.

SECTION 3.24.  Uniform Commercial Code.

The Securities Administrator agrees to file continuation statements for any Uniform Commercial Code financing statements identifying the Issuer as debtor which the Depositor has informed the Securities Administrator in writing were filed on the Closing Date in connection with the Issuer, provided that the Securities Administrator receives the related filing information on a timely basis.  The Depositor shall file any financing statements or amendments thereto required by any change in the Uniform Commercial Code.

SECTION 3.25.  Reserved.

SECTION 3.26.  Reserved.

SECTION 3.27.  Reserved.

SECTION 3.28.  Liabilities of the Master Servicer.

The Master Servicer shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by it herein.

SECTION 3.29.  Merger or Consolidation of the Master Servicer.

(a)

The Master Servicer will keep in full force and effect its existence, rights and franchises as a corporation under the laws of the state of its incorporation, and will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Securities or any of the Mortgage Loans and to perform its duties under this Agreement.

(b)

The Master Servicer may be merged or consolidated with or into any Person, or transfer all or substantially all of its assets to any Person, in which case any Person resulting from any merger or consolidation to which the Master Servicer shall be a party, or any Person succeeding to the business of the Master Servicer, shall be the successor of the Master Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, that the Rating Agencies’ ratings of the Notes in effect immediately prior to such merger or consolidation will not be qualified, reduced or withdrawn as a result thereof (as evidenced by a letter to such effect from the Rating Agencies).

SECTION 3.30.  Indemnification of the Seller, the Indenture Trustee, the Owner Trustee, the Master Servicer and the Securities Administrator.

(a)

In addition to any indemnity required pursuant to Section 3.22 hereof, the Master Servicer agrees to indemnify the Indemnified Persons for, and to hold them harmless against, any loss, liability or expense (except as otherwise provided herein with respect to expenses) (including reasonable legal fees and disbursements of counsel) incurred on their part that may be sustained in connection with, arising out of, or relating to this Agreement or the Securities (i) related to the Master Servicer’s failure to perform its duties in compliance with this Agreement (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) or (ii) incurred by reason of the Master Servicer’s willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder, provided, in each case, that with respect to any such claim or legal action (or pending or threatened claim or legal action), an Indemnified Person shall have given the Master Servicer and the Depositor written notice thereof promptly after such Indemnified Person shall have with respect to such claim or legal action knowledge thereof.  The Indemnified Person’s failure to give such notice shall not affect the Indemnified Person’s right to indemnification hereunder.  This indemnity shall survive the resignation or removal of the Indenture Trustee, the Owner Trustee, the Master Servicer or the Securities Administrator and the termination of this Agreement.

(b)

The Issuer will indemnify any Indemnified Person for any loss, liability or expense of any Indemnified Person not otherwise indemnified by the Master Servicer as referred to in Subsection (a) above, other than any loss, liability or expense incurred by reason of such Indemnified Person’s willful misfeasance, bad faith or negligence (or, in the case of the Owner Trustee, gross negligence) in the performance of duties hereunder or under any Operative Agreement or by reason of reckless disregard of obligations and duties hereunder or under any Operative Agreement.

(c)

In addition to any indemnity required pursuant to Section 3.22 hereof, the Securities Administrator agrees to indemnify the Indemnified Persons (other than the Securities Administrator) for, and to hold them harmless against, any loss, liability or expense (except as otherwise provided herein with respect to expenses) (including reasonable legal fees and disbursements of counsel) incurred on their part (i) in connection with, arising out of, or relating to the Securities Administrator’s failure to file any Exchange Act report which the Securities Administrator is responsible for filing in accordance with Section 3.19, (ii) by reason of the Securities Administrator’s negligence or willful misconduct in the performance of such obligations pursuant to Section 3.19 or (iii) by reason of the Securities Administrator’s reckless disregard of such obligations pursuant to Section 3.19, provided, in each case, that with respect to any such claim or legal action (or pending or threatened claim or legal action), an Indemnified Person shall have given the Securities Administrator written notice thereof promptly after such Indemnified Person shall have with respect to such claim or legal action knowledge thereof.  The Indemnified Person’s failure to give such notice shall not affect the Indemnified Person’s right to indemnification hereunder.  This indemnity shall survive the resignation or removal of the Indenture Trustee, the Owner Trustee, the Master Servicer or the Securities Administrator and the termination of this Agreement.

SECTION 3.31.  Limitations on Liability of the Master Servicer and Others.

Subject to the obligation of the Master Servicer to indemnify the Indemnified Persons pursuant to Section 3.30:

(a)

Neither the Master Servicer nor any of the directors, officers, employees or agents of the Master Servicer shall be under any liability to the Indemnified Persons, the Depositor, the Issuer or the Securityholders for taking any action or for refraining from taking any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Master Servicer or any such Person against any breach of warranties or representations made herein or any liability which would otherwise be imposed by reason of such Person’s willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder.

(b)

The Master Servicer and any director, officer, employee or agent of the Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder.

(c)

The Master Servicer, the Owner Trustee (in its individual corporate capacity and as Owner Trustee), the Indenture Trustee (in its individual corporate capacity and as Indenture Trustee), the Custodian (including for such purpose, the Indenture Trustee acting in its capacity as Custodian) and any director, officer, employee or agent of the Master Servicer, the Owner Trustee, the Indenture Trustee or the Custodian shall be indemnified by the Issuer and held harmless thereby against any loss, liability or expense (including reasonable legal fees and disbursements of counsel) incurred on their part that may be sustained in connection with, arising out of, or relating to, this Agreement, the Securities or the Purchase and Servicing Agreement or the transactions contemplated hereby or thereby (except, with respect to the Master Servicer, to the extent that the Master Servicer is indemnified by the Servicer thereunder), other than (i) with respect to the Master Servicer only, any such loss, liability or expense related to the Master Servicer’s failure to perform its duties in compliance with this Agreement or (ii) with respect to the Master Servicer or Custodian only, any such loss, liability or expense incurred by reason of the Master Servicer’s or the Custodian’s willful misfeasance, bad faith or gross negligence in the performance of its own duties hereunder or by reason of reckless disregard of its own obligations and duties hereunder or under a custodial agreement.

(d)

The Master Servicer shall not be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its duties under this Agreement and that in its opinion may involve it in any expense or liability; provided, however, the Master Servicer may in its discretion, undertake any such action which it may deem necessary or desirable with respect to this Agreement and the rights and duties of the parties hereto and the interests of the Issuer and the Securityholders hereunder.  In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Issuer, and the Master Servicer shall be entitled to be reimbursed therefor out of the related Distribution Account or Accounts as provided by Section 4.03.  Nothing in this Subsection 3.31(d) shall affect the Master Servicer’s obligation to supervise, or to take such actions as are necessary to ensure, the servicing and administration of the Mortgage Loans pursuant to Subsection 3.01(a).

(e)

In taking or recommending any course of action pursuant to this Agreement, unless specifically required to do so pursuant to this Agreement, the Master Servicer shall not be required to investigate or make recommendations concerning potential liabilities which the Issuer might incur as a result of such course of action by reason of the condition of the Mortgaged Properties but shall give notice to the Indenture Trustee if it has notice of such potential liabilities.

(f)

The Master Servicer shall not be liable for any acts or omissions of the Servicer, except as otherwise expressly provided herein.

SECTION 3.32.  Master Servicer Not to Resign.

The Master Servicer shall not resign from the obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination pursuant to the preceding sentence permitting the resignation of the Master Servicer shall be evidenced by an Independent Opinion of Counsel to such effect obtained at the expense of the Master Servicer and delivered to the Indenture Trustee and the Rating Agencies. No resignation of the Master Servicer shall become effective until the Indenture Trustee or a successor Master Servicer shall have assumed the Master Servicer’s responsibilities, duties, liabilities (other than those liabilities arising prior to the appointment of such successor) and obligations under this Agreement.

SECTION 3.33.  Reserved.

SECTION 3.34.  Sale and Assignment of Master Servicing.

The Master Servicer may sell and assign its rights and delegate its duties and obligations in its entirety as Master Servicer under this Agreement; provided, however, that:  (i) the purchaser or transferee accepting such assignment and delegation (a) shall be a Person which shall be qualified to service mortgage loans for Fannie Mae or Freddie Mac; (b) shall have a net worth of not less than $25,000,000 (unless otherwise approved by each Rating Agency pursuant to clause (ii) below); (c) shall be reasonably satisfactory to the Indenture Trustee (as evidenced in a writing signed by the Indenture Trustee); and (d) shall execute and deliver to the Indenture Trustee an agreement, in form and substance reasonably satisfactory to the Indenture Trustee, which contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed or observed by it as master servicer under this Agreement, any custodial agreement from and after the effective date of such agreement; (ii) each Rating Agency shall be given prior written notice of the identity of the proposed successor to the Master Servicer and each Rating Agency’s rating of the Notes in effect immediately prior to such assignment, sale and delegation will not be downgraded, qualified or withdrawn as a result of such assignment, sale and delegation, as evidenced by a letter to such effect delivered to the Master Servicer and the Indenture Trustee; and (iii) the Master Servicer assigning and selling the master servicing shall deliver to the Indenture Trustee an officer’s certificate and an Independent Opinion of Counsel, each stating that all conditions precedent to such action under this Agreement have been completed and such action is permitted by and complies with the terms of this Agreement. No such assignment or delegation shall affect any liability of the Master Servicer arising prior to the effective date thereof.

ARTICLE IV

ACCOUNTS

SECTION 4.01.  Custodial Accounts.

(a)

The Master Servicer shall enforce the obligation of the Servicer to establish and maintain one or more custodial accounts (the “Custodial Accounts”) in accordance with the Purchase and Servicing Agreement, with records to be kept with respect thereto on a Mortgage Loan by Mortgage Loan basis, into which accounts shall be deposited within 48 hours (or as of such other time specified in the Purchase and Servicing Agreement) of receipt all collections of principal and interest on any Mortgage Loan and with respect to any REO Property received by the Servicer, including Principal Prepayments, Insurance Proceeds, Liquidation Proceeds, Subsequent Recoveries and advances made from the Servicer’s own funds (less, in the case of the Servicer, the applicable servicing compensation, in whatever form and amounts as permitted by the Purchase and Servicing Agreement) and all other amounts to be deposited in each such Custodial Account.  The Servicer is hereby authorized to make withdrawals from and deposits to the related Custodial Account for purposes required or permitted by this Agreement and the Purchase and Servicing Agreement.  For the purposes of this Agreement, Custodial Accounts shall also include such other accounts as the Servicer maintains for the escrow of certain payments, such as taxes and insurance, with respect to certain Mortgaged Properties. The Purchase and Servicing Agreement sets forth the criteria for the segregation, maintenance and investment of each related Custodial Account, the contents of which are acceptable to the parties hereto as of the date hereof and changes to which shall not be made unless such changes are made in accordance with the provisions of Section 12.01 hereof.

(b)

[Reserved];

(c)

To the extent provided in the Purchase and Servicing Agreement and subject to this Article IV, on or before the Servicer Remittance Date, the Servicer shall withdraw or shall cause to be withdrawn from the related Custodial Accounts and shall immediately deposit or cause to be deposited in the related Distribution Account amounts representing the following collections and payments (other than with respect to principal of or interest on the Mortgage Loans due on or before the Cut-off Date) with respect to each of the Mortgage Loans:

(i)

Monthly Payments on the Mortgage Loans received or any related portion thereof advanced by the Servicer pursuant to the Purchase and Servicing Agreement which were due on or before the related Due Date but net of the amount thereof comprising the Servicing Fees;

(ii)

Principal Prepayments in full and any Liquidation Proceeds received by the Servicer with respect to such Mortgage Loans in the related Prepayment Period, with interest to the date of prepayment or liquidation, net of the amount thereof comprising the Servicing Fees and any Subsequent Recoveries received in the related Prepayment Period;

(iii)

Principal Prepayments in part received by the Servicer for such Mortgage Loans in the related Prepayment Period;

(iv)

[reserved]; and

(v)

any amount to be used as a delinquency advance or to pay any Prepayment Interest Shortfalls, in each case, as required to be paid under the Purchase and Servicing Agreement.

(d)

Withdrawals may be made from a Custodial Account only to make remittances as provided in Section 4.01(c) and 4.02; to reimburse the Master Servicer or the Servicer for Advances which have been recovered by subsequent collection from the related Mortgagor; to remove amounts deposited in error; to remove fees, charges or other such amounts deposited on a temporary basis; or to clear and terminate the account at the termination of this Agreement in accordance with Section 10.01.  As provided in Sections 4.01(c) and 4.02(b), certain amounts otherwise due to the Servicer may be retained by them and need not be deposited in a Distribution Account.

SECTION 4.02.  Distribution Accounts.

(a)

The Securities Administrator shall establish and maintain in the name of the Securities Intermediary for the benefit of the Indenture Trustee and the Securityholders, the Group I Distribution Account and the Group II Distribution Account as segregated accounts, each of which shall be an Eligible Account.  If an existing Distribution Account ceases to be an Eligible Account, the Securities Administrator shall establish a new Distribution Account that is an Eligible Account within ten (10) days and transfer all funds and investment property on deposit in such existing Distribution Account into the new Distribution Account.  So long as Wells Fargo shall act as both the Master Servicer and the Securities Administrator, each Distribution Account may be a sub-account.  Each Distribution Account shall constitute an account of the Indenture Trustee segregated on the books of the Securities Intermediary and held by the Securities Administrator in trust in its Corporate Trust Office, and the Distribution Accounts and the funds deposited therein shall not be subject to, and shall be protected from, all claims, liens, and encumbrances of any creditors or depositors of the Issuer, the Indenture Trustee, the Securities Administrator, the Securities Intermediary or the Master Servicer (whether made directly, or indirectly through a liquidator or receiver of the Issuer, the Indenture Trustee, the Securities Administrator, the Securities Intermediary or the Master Servicer).  The amount at any time credited to a Distribution Account shall be (i) fully insured by the FDIC to the maximum coverage provided thereby or (ii) invested by the Securities Administrator, in Eligible Investments, in accordance with Section 4.02(c).  All Eligible Investments shall mature or be subject to redemption or withdrawal on or before, and shall be held until, the immediately succeeding Payment Date.  With respect to a Distribution Account and the funds deposited therein, the Securities Administrator shall take such action as may be necessary to ensure that the Issuer and the Securityholders shall be entitled to the priorities afforded to such an account (in addition to a claim against the estate of the Securities Administrator, the Securities Intermediary or the Indenture Trustee) as provided by 12 U.S.C. § 92a(e), and applicable regulations pursuant thereto, if applicable, or any applicable comparable state statute applicable to state chartered banking corporations, if applicable.  The Securities Administrator, the Indenture Trustee or their affiliates are permitted to receive additional compensation that could be deemed to be in the their economic self-interest for (i) serving as investment adviser, administrator, servicing agent, custodian or sub-custodian with respect to certain of the Eligible Investments, (ii) using affiliates to effect transactions in certain Eligible Investments and (iii) effecting transactions in certain Eligible Investments.  The Master Servicer and the Securities Administrator will deposit in the Group I Distribution Account or the Group II Distribution Account, as applicable, as identified by the Master Servicer or the Securities Administrator and as received by the Master Servicer or the Securities Administrator, the following amounts:

(i)

any amounts withdrawn from a Custodial Account pursuant to Section 4.01(c) in respect of the related Mortgage Loans;

(ii)

any Advance and any Compensating Interest Payments required to be made by the Master Servicer (as successor servicer with respect to any Advance) to the extent required but not made by the Servicer in respect of the related Mortgage Loans;

(iii)

any Insurance Proceeds, Liquidation Proceeds or Subsequent Recoveries received by or on behalf of the Master Servicer or which were not deposited in a Custodial Account in respect of the related Mortgage Loans;

(iv)

the Purchase Price with respect to any related Mortgage Loans purchased by the Originator pursuant to Section 2.04 of this Agreement, any Substitution Adjustments pursuant to Section 2.04 of this Agreement and all proceeds of any Mortgage Loans or property acquired with respect thereto repurchased by the Servicer (or its assignee) pursuant to Section 10.01;

(v)

any amounts required to be deposited with respect to losses on investments of deposits in the related Distribution Account; and

(vi)

any other amounts received by or on behalf of the Master Servicer or the Securities Administrator and required to be deposited in such Distribution Account pursuant to this Agreement.

(b)

All amounts deposited to a Distribution Account shall be held by the Securities Intermediary in the name of the Indenture Trustee in trust for the benefit of the Indenture Trustee and the Securityholders in accordance with the terms and provisions of this Agreement.  The requirements for crediting a Distribution Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of (i) late payment charges or assumption, tax service, statement account or payoff, substitution, satisfaction, release and other like fees and charges and (ii) the items enumerated in Subsections 4.03(a)(i), (ii), (iii), (iv), (vi), (vii), (ix) and (x) and with respect to the Securities Administrator item (xi), need not be credited by the Master Servicer or the Servicer to a Distribution Account.  In the event that the Master Servicer shall deposit or cause to be deposited to a Distribution Account any amount not required to be credited thereto, the Securities Intermediary, upon receipt of a written request therefor signed by a Servicing Officer of the Master Servicer, shall promptly transfer such amount to the Master Servicer, any provision herein to the contrary notwithstanding.

(c)

The amount at any time credited to a Distribution Account shall be invested, in the name of the Securities Intermediary, or its nominee, for the benefit of the Indenture Trustee and the Securityholders, in Eligible Investments as follows.  All net earnings on Eligible Investments shall be for the benefit of the Master Servicer.  All Eligible Investments made for the benefit of Master Servicer may be made at the direction of Master Servicer to the Securities Administrator (or, if no such direction is received, such funds shall be invested in the Wells Fargo Advantage Prime Investment Money Market Fund so long as it meets the definition of an Eligible Investment; provided, however, that if such money market fund is not an Eligible Investment, such funds shall remain uninvested.  Notwithstanding the foregoing, funds received after the earlier of 1:00pm EST and 1 hour before the fund closing deadline shall be invested on the next Business Day), shall mature or be subject to redemption or withdrawal on or before, and shall be held until, the Business Day prior to the next succeeding Payment Date (or if the Master Servicer in its commercial capacity is the obligor of such Eligible Investments, such Eligible Investments shall mature not later than the next Payment Date).  Any and all investment earnings from such Eligible Investments shall be paid to Master Servicer, and the risk of loss of moneys resulting from such investments shall be borne by and be the risk of the Master Servicer.  The Master Servicer shall deposit the amount of any such loss in the applicable Distribution Account within two Business Days of receipt of notification of such loss but not later than the next succeeding Payment Date.

SECTION 4.03.  Permitted Withdrawals and Transfers from a Distribution Account.

(a)

The Securities Administrator will, from time to time on demand of the Servicer, the Master Servicer, or for its own account as set forth below, make or cause to be made such withdrawals or transfers from a Distribution Account, in the case of a demand by the Servicer, as the Servicer has designated for such transfer or withdrawal pursuant to the Purchase and Servicing Agreement, or in the case of the Master Servicer as set forth below in this Section 4.03, or as the Securities Administrator has determined to be appropriate in accordance herewith, for the following purposes:

(i)

to reimburse the Master Servicer or the Servicer for any Advance of its own funds or of the Servicer’s own funds, the right of the Master Servicer or the Servicer to reimbursement pursuant to this subclause (i) being limited to amounts received on a particular Mortgage Loan (including, for this purpose, the Purchase Price therefor, Insurance Proceeds and Liquidation Proceeds) which represent late payments or recoveries of the principal of or interest on such Mortgage Loan respecting which such Advance was made;

(ii)

to reimburse the Master Servicer or the Servicer from Insurance Proceeds or Liquidation Proceeds relating to a particular Mortgage Loan for amounts expended by the Master Servicer or the Servicer in good faith in connection with the restoration of the related Mortgaged Property which was damaged by an Uninsured Cause or in connection with the liquidation of such Mortgage Loan;

(iii)

to reimburse the Master Servicer or the Servicer from Insurance Proceeds relating to a particular Mortgage Loan for insured expenses incurred with respect to such Mortgage Loan and to reimburse the Master Servicer or the Servicer from Liquidation Proceeds from a particular Mortgage Loan for Liquidation Expenses incurred with respect to such Mortgage Loan;

(iv)

to pay the Master Servicer or the Servicer, as appropriate, from Liquidation Proceeds or Insurance Proceeds received in connection with the liquidation of any Mortgage Loan, the amount which it or the Servicer would have been entitled to receive under subclause (viii) of this Subsection 4.03(a) as servicing compensation on account of each defaulted Monthly Payment on such Mortgage Loan if paid in a timely manner by the related Mortgagor;

(v)

to pay the Master Servicer or the Servicer from the Purchase Price for any Mortgage Loan, the amount which it or the Servicer would have been entitled to receive under subclause (viii) of this Subsection (a) as servicing compensation;

(vi)

to reimburse the Master Servicer or the Servicer for servicing related advances of funds, the right to reimbursement pursuant to this subclause being limited to amounts received on the related Mortgage Loan (including, for this purpose, the Purchase Price therefor, Insurance Proceeds and Liquidation Proceeds) which represent late recoveries of the payments for which such servicing advances were made;

(vii)

to reimburse the Master Servicer or the Servicer for any Advance or advance, after a Realized Loss has been allocated with respect to the related Mortgage Loan if the Advance or advance has not been reimbursed pursuant to clauses (i) and (vi);

(viii)

to pay the Master Servicer its monthly Master Servicing Fee and any investment income and other additional servicing compensation payable pursuant to Section 3.14;

(ix)

to reimburse the Master Servicer or the Securities Administrator for any expenses recoverable by the Master Servicer or the Securities Administrator pursuant to Sections 3.03 and 3.31;

(x)

to reimburse or pay the Servicer any such amounts as are due thereto under the Purchase and Servicing Agreement and have not been retained by or paid to the Servicer, to the extent provided in the Purchase and Servicing Agreement;

(xi)

to reimburse the Indenture Trustee, the Owner Trustee, the Custodian and the Securities Administrator for expenses, costs and liabilities incurred by or reimbursable to it from funds of the Issuer pursuant to Sections 3.30, 3.31 or 8.05, and to reimburse the Indenture Trustee for any fees, costs and expenses costs incurred by or reimbursable to it pursuant to Section 7.01(b), 8.02, 8.05 or 8.07, to the extent not otherwise reimbursed to it;

(xii)

to reimburse the Servicer or the Master Servicer, as successor servicer, as applicable, for any Group I Capitalization Reimbursement Amounts, in an amount not to exceed the Group I Principal Distribution Amount and to reimburse the Servicer or the Master Servicer, as successor servicer, as applicable, for any Group II Capitalization Reimbursement Amounts, in an amount not to exceed the Group II Principal Distribution Amount;

(xiii)

to pay to itself  (in its capacity as the Master Servicer) all investment earnings on amounts on deposit in such Distribution Account to which it is entitled under Section 4.02(c);

(xiv)

to pay the Owner Trustee the Owner Trustee Fee pursuant to Section 8.05;

(xv)

to remove amounts deposited in error; and

(xvi)

to clear and terminate a Distribution Account pursuant to Section 10.01.

(b)

In addition, on or before the Business Day immediately preceding each Payment Date, the Master Servicer shall deposit in the related Distribution Account (or remit to the Securities Administrator for deposit therein) any Advances or Compensating Interest Payments with respect to the related Mortgage Loans, to the extent required but not made by the Servicer and required to be made by the Master Servicer (in its capacity as successor servicer with respect to Advances) with respect to the Mortgage Loans.

(c)

The Securities Administrator or the Master Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of accounting for any payments or reimbursements from a Distribution Account pursuant to subclauses (i) through (vii), inclusive, (ix) and (x) or with respect to any such amounts which would have been covered by such subclauses had the amounts not been retained by the Master Servicer without being deposited in a Distribution Account under Section 4.02(b).

(d)

In order to comply with its duties under the USA PATRIOT Act of 2001, the Securities Administrator shall obtain and verify certain information and documentation from the other parties hereto, including, but not limited to, each such party's name, address and other identifying information.

SECTION 4.04.  Class I-A-X Reserve Fund.

The Securities Administrator shall establish and maintain in the name of the Securities Intermediary for the benefit of the Indenture Trustee and the Group I Senior Noteholders, the Class I-A-X Reserve Fund which shall be an Eligible Account.  If the Class I-A-X Reserve Fund ceases to be an Eligible Account, the Securities Administrator shall establish a new Class I-A-X Reserve Fund that is an Eligible Account within 10 days and transfer all funds and investment property on deposit in the existing Class I-A-X Reserve Fund into such new Class I-A-X Reserve Fund.  Amounts on deposit in the Class I-A-X Reserve Fund shall remain uninvested.  Amounts on deposit in the Class I-A-X Reserve Fund will be applied in accordance with Section 5.01(a)(iv).

SECTION 4.05.  The Certificate Distribution Account

The Securities Administrator, for the benefit of the Certificateholders, shall establish and maintain in the name of the Issuer an account (the “Certificate Distribution Account”) entitled “Certificate Distribution Account, Wells Fargo Bank, N.A., as Securities Administrator, in trust for the holders of the PHH Mortgage Trust 2008-CIM1 Owner Trust Certificates.  The Certificate Distribution Account shall be an Eligible Account.  If an existing Certificate Distribution Account ceases to be an Eligible Account, the Securities Administrator shall establish a new Certificate Distribution Account that is an Eligible Account within 10 days and transfer all funds and investment property on deposit in such existing Certificate Distribution Account into such new Certificate Distribution Account.

On each Payment Date, the Securities Administrator shall withdraw from the applicable Distribution Account all amounts required to be deposited in the Certificate Distribution Account pursuant to Section 5.01(a)(viii) and deposit such amounts into the Certificate Distribution Account.  On each Payment Date, the Securities Administrator, on behalf of the Issuer, shall distribute all amounts on deposit in the Certificate Distribution Account in accordance with the provisions of the Trust Agreement.  On the Payment Date on which the aggregate Class Principal Balance of the Notes is reduced to zero, the Securities Administrator shall distribute all amounts remaining on deposit in the Certificate Distribution Account in accordance with the provisions of the Trust Agreement in order to clear and terminate the Certificate Distribution Account in connection with the termination of this Agreement.

SECTION 4.06.  The Group I Reserve Fund; The Group II Reserve Fund

(a)

The Securities Administrator shall establish and maintain in the name of the Securities Intermediary for the benefit of the Indenture Trustee and the Group I Senior Noteholders, the Group I Reserve Fund which shall be an Eligible Account.  If the Group I Reserve Fund ceases to be an Eligible Account, the Securities Administrator shall establish a new Group I Reserve Fund that is an Eligible Account within 10 days and transfer all funds and investment property on deposit in the existing Group I Reserve Fund into such new Group I Reserve Fund.  Amounts on deposit in the Group I Reserve Fund shall remain uninvested.  The Securities Administrator will keep records by Loan Subgroup of the source of deposits made into the Group I Reserve Fund pursuant to Section 5.01(f)(i).  Amounts on deposit in the Group I Reserve Fund will be withdrawn by the Securities Administrator on each Payment Date and applied in accordance with Section 5.01(f)(ii) prior to giving effect to amounts otherwise distributable as principal on the Group I Notes in accordance with Section 5.01(f)(ii).

(b)

The Securities Administrator shall establish and maintain in the name of the Securities Intermediary for the benefit of the Indenture Trustee and the Group II Senior Noteholders, the Group II Reserve Fund which shall be an Eligible Account.  If the Group II Reserve Fund ceases to be an Eligible Account, the Securities Administrator shall establish a new Group II Reserve Fund that is an Eligible Account within 10 days and transfer all funds and investment property on deposit in the existing Group II Reserve Fund into such new Group II Reserve Fund.  Amounts on deposit in the Group I Reserve Fund shall remain uninvested.  The Securities Administrator will keep records by Loan Subgroup of the source of deposits made into the Group II Reserve Fund pursuant to Section 5.01(g)(i).  Amounts on deposit in the Group II Reserve Fund will be withdrawn by the Securities Administrator on each Payment Date and applied in accordance with Section 5.01(g)(ii) prior to giving effect to amounts otherwise distributable as principal on the Group II Notes in accordance with Section 5.01(g)(ii).

SECTION 4.07.  Reserved.

SECTION 4.08.  Control of the Trust Accounts

(a)

The Depositor, the Issuer and the Indenture Trustee (is hereby directed to and does) hereby appoint Wells Fargo Bank, N.A., as Securities Intermediary with respect to each of the Trust Accounts, and the Issuer has, pursuant to the Indenture, granted to the Indenture Trustee, for the benefit of the Noteholders, a security interest to secure all amounts due Noteholders hereunder in and to the Trust Accounts and the Security Entitlements to all Financial Assets credited to the Trust Accounts, including without limitation all amounts, securities, investments, Financial Assets, investment property and other property from time to time deposited in or credited to the Trust Accounts and all proceeds thereof.  Amounts held from time to time in the Trust Accounts will continue to be held by the Securities Intermediary for the benefit of the Indenture Trustee, as collateral agent, for the benefit of the Noteholders.  Upon the termination of the Issuer or the discharge of the Indenture, the Securities Administrator on behalf of the Indenture Trustee shall inform the Securities Intermediary of such termination.  By acceptance of their Securities or interests therein, the Securityholders shall be deemed to have appointed Wells Fargo Bank N.A. as Securities Intermediary.  Wells Fargo Bank N.A. hereby accepts such appointment as Securities Intermediary;

(b)

With respect to the Trust Account Property credited to the Trust Accounts, the Securities Intermediary agrees that:

(i)

with respect to any Trust Account Property that is held in deposit accounts, each such deposit account shall be subject to the exclusive custody and control of the Securities Intermediary, and the Securities Intermediary shall have sole signature authority with respect thereto;

(ii)

all assets in the Trust Accounts are agreed by the Securities Intermediary to be treated as Financial Assets; and

(iii)

any such Trust Account Property that is, or is treated as, a Financial Asset shall be physically delivered (accompanied by any required endorsements) to, or credited to an account in the name of, the Securities Intermediary or other eligible institution maintaining any Trust Accounts in accordance with the Securities Intermediary’s customary procedures such that the Securities Intermediary or such other institution establishes a Security Entitlement in favor of the Indenture Trustee with respect thereto over which the Securities Intermediary or such other institution has Control,

(c)

The Securities Intermediary hereby confirms that (A) each Trust Account is an account to which Financial Assets are or may be credited, and the Securities Intermediary shall, subject to the terms of this Agreement, treat the Indenture Trustee, as collateral agent, and the Securities Administrator on behalf of the Indenture Trustee as entitled to exercise the rights that comprise any Financial Asset credited to any Trust Account, (B) all Trust Account Property in respect of any Trust Account will be promptly credited by the Securities Intermediary to the applicable account, and (C) all securities or other property underlying any Financial Assets credited to any Trust Account shall be registered in the name of the Securities Intermediary, endorsed to the Securities Intermediary or in blank or credited to another securities account maintained in the name of the Securities Intermediary and in no case will any Financial Asset credited to any Trust Account be registered in the name of the Issuer, payable to the order of the Issuer or specially endorsed to the Issuer, except to the extent the foregoing have been specially endorsed to the Securities Intermediary or in blank.

(d)

The Securities Intermediary hereby agrees that each item of property (whether investment property, Financial Asset, security, instrument or cash) credited to any Trust Account shall be treated as a Financial Asset.

(e)

If at any time the Securities Intermediary shall receive an Entitlement Order from the Indenture Trustee or from the Securities Administrator on its behalf directing transfer or redemption of any Financial Asset relating to any Trust Account, the Securities Intermediary shall comply with such Entitlement Order without further consent by the Issuer, the Securities Administrator or any other Person.  If at any time the Indenture Trustee or Securities Administrator on its behalf notifies the Securities Intermediary in writing that the Issuer has been terminated or the Indenture discharged in accordance herewith and with the Trust Agreement or the Indenture, as applicable, and the security interest granted pursuant to the Indenture has been released, then thereafter if the Securities Intermediary shall receive any order from the Issuer directing transfer or redemption of any Financial Asset relating to any Trust Account, the Securities Intermediary shall comply with such Entitlement Order without further consent by the Indenture Trustee or any other Person.

(f)

In the event that the Securities Intermediary has or subsequently obtains by agreement, operation of law or otherwise a security interest in any Trust Account or any Financial Asset credited thereto, the Securities Intermediary hereby agrees that such security interest shall be subordinate to the security interest of the Indenture Trustee.  The Financial Assets credited to the Trust Accounts will not be subject to deduction, set-off, banker’s lien, or any other right in favor of any Person other than the Indenture Trustee (except that the Securities Intermediary may set-off the face amount of any checks which have been credited to any Trust Account but are subsequently returned unpaid because of uncollected or insufficient funds).

(g)

There are no other agreements entered into between the Securities Intermediary in such capacity and the Depositor or the Issuer with respect to any Trust Account.  In the event of any conflict between this Agreement (or any provision of this Agreement) and any other agreement now existing or hereafter entered into, the terms of this Agreement shall prevail.

(h)

The rights and powers granted under the Indenture and herein to the Indenture Trustee and the Securities Administrator on behalf of the Indenture Trustee have been granted in order to perfect its security interest in the Trust Accounts and the Security Entitlements to the Financial Assets credited thereto, and are powers coupled with an interest and will neither be affected by the bankruptcy of the Issuer nor by the lapse of time.  The obligations of the Securities Intermediary hereunder shall continue in effect until the security interest of the Indenture Trustee in the Trust Accounts, and in such Security Entitlements, has been terminated pursuant to the terms of this Agreement and the Securities Administrator on behalf of the Indenture Trustee has notified the Securities Intermediary of such termination in writing.

(i)

Notwithstanding anything else contained herein, the Issuer agrees that the Trust Accounts will be established only with the Securities Intermediary or another institution meeting the requirements of this Section, which by acceptance of its appointment as Securities Intermediary agrees substantially as follows:  (1) it will comply with Entitlement Orders related to the Trust Accounts issued by the Securities Administrator on behalf of the Indenture Trustee, without further consent by the Issuer; (2) until termination of the Issuer or discharge of the Indenture, it will not enter into any other agreement related to such accounts pursuant to which it agrees to comply with Entitlement Orders of any Person other than the Securities Administrator acting on the Indenture Trustee’s behalf; and (3) all assets delivered or credited to it in connection with such Trust Accounts and all investments thereof will be promptly credited to the applicable account.

(j)

Notwithstanding the foregoing, the Issuer shall have the power to instruct the Securities Administrator to make withdrawals and distributions from the Trust Accounts for the purpose of permitting the Securities Administrator to carry out its duties under the Indenture.

(k)

The Issuer agrees to take or cause to be taken such further actions, to execute, deliver and file or cause to be executed, delivered and filed such further documents and instruments (including, without limitation, any financing statements under the Uniform Commercial Code or this Agreement) as may be necessary to perfect the interests created by this Section in favor of the Indenture Trustee and otherwise fully to effectuate the purposes, terms and conditions of this Section.  The Issuer shall promptly execute and deliver to the Securities Administrator for filing any financing statements, amendments, continuation statements, assignments, certificates and other documents with respect to such interests and perform all such other acts as may be necessary in order to perfect or to maintain the perfection of the Indenture Trustee’s security interest in the Trust Account Property.

In connection with the transactions contemplated by the Operative Agreements relating to the Trust Account Property, the Issuer authorizes the Securities Administrator on behalf of the Indenture Trustee, to file in any filing office any initial financing statements, any amendments to financing statements, any continuation statements, or any other statements or filings described in this Section 4.08.

None of the Securities Intermediary or any director, officer, employee or agent of the Securities Intermediary shall be under any liability to the Indenture Trustee or the Noteholders or any other person or for any action taken, or not taken, in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Securities Intermediary against any liability to the Indenture Trustee, the Issuer or the Noteholders which would otherwise be imposed by reason of the Securities Intermediary’s willful misconduct, bad faith or negligence in the performance of its obligations or duties hereunder.  The Securities Intermediary and any director, officer, employee or agent of the Securities Intermediary may rely in good faith on any document of any kind which, prima facie, is properly executed and submitted by any Person respecting any matters arising hereunder.  The Securities Intermediary shall be under no duty to inquire into or investigate the validity, accuracy or content of such document.  The Issuer shall indemnify the Securities Intermediary for and hold it harmless against any loss, liability or expense arising out of or in connection with this Agreement and carrying out its duties hereunder, including the costs and expenses of defending itself against any claim of liability, except in those cases where the Securities Intermediary has been guilty of bad faith, negligence or willful misconduct.  The foregoing indemnification shall survive any termination of this Agreement or the resignation or removal of the Securities Intermediary.

The Securities Intermediary shall be entitled to all of the protections, immunities, benefits and indemnities afforded to the Indenture Trustee under Articles VII  and VIII of the Indenture.

ARTICLE V

FLOW OF FUNDS

SECTION 5.01.  Payments.

(a)

On each Payment Date, the Securities Administrator shall withdraw funds on deposit in the Group I Distribution Account to the extent of the Group I Available Distribution Amount for such Payment Date and, based on the Payment Date Statement, make the following disbursements and transfers in the following order of priority:

(i)

To the Group I Offered Notes, the related Group I Interest Distribution Amount on a pro rata basis based on the related Group I Interest Distribution Amount with respect to each such Class;

(ii)

To the Group I Offered Notes, as principal, concurrently, as follows:

(A)

From the Available Distribution Amount for Loan Subgroup I-1, to the Class I-1A-1 and Class I-1A-2 Notes, the related Group I Senior Principal Distribution Amount on a pro rata basis based on Class Principal Balance, until the Class Principal Balance of each such class has been reduced to zero;

(B)

From the Available Distribution Amount for Loan Subgroup I-2, to the Class I-2A-1 and Class I-2A-2 Notes, the related Group I Senior Principal Distribution Amount on a pro rata basis based on Class Principal Balance, until the Class Principal Balance of each such class has been reduced to zero;

(C)

From the Available Distribution Amount for Loan Subgroup I-3, to the Class I-3A-1 and Class I-3A-2 Notes, the related Group I Senior Principal Distribution Amount on a pro rata basis based on Class Principal Balance, until the Class Principal Balance of each such class has been reduced to zero; and

(D)

From the Available Distribution Amount for Loan Subgroup I-4, to the Class I-4A-1 and Class I-4A-2 Notes, the related Group I Senior Principal Distribution Amount on a pro rata basis based on Class Principal Balance, until the Class Principal Balance of each such class has been reduced to zero;

(iii)

From the Group I Available Distribution Amount remaining, to the Class I-A-X Notes, the related Group I Interest Distribution Amount; provided, however, on any Payment Date prior to the Class I-A-X Reserve Fund Termination Date, amounts otherwise distributable to the Class I-A-X Notes pursuant to this clause (iii) will be deposited to the Class I-A-X Reserve Fund until the amount on deposit in the Class I-A-X Reserve Fund equals the Class I-A-X Reserve Fund Target Amount for such Payment Date;

(iv)

From the Group I Available Distribution Amount remaining, to the Group I Offered Notes in respect of any Senior Note Available Funds Shortfalls remaining unpaid after taking into account any withdrawals made from the Class I-A-X Reserve Fund on such Payment Date pursuant to Section 5.02 hereof, to make such payments pro rata in proportion to their entitlements to such Senior Note Available Funds Shortfalls;

(v)

From the Group I Available Distribution Amount remaining, to the Class I-B-1, Class I-B-2, Class I-B-3, Class I-B-4, Class I-B-5 and Class I-B-6 Notes, sequentially, in that order, an amount equal to their respective Group I Interest Distribution Amounts for such Payment Date and their pro rata share, based on the outstanding Class Principal Balance of each such Class, of the aggregate Group I Subordinate Principal Distribution Amount; provided, however, that on any Payment Date on which the Group I Subordination Level for any class of Group I Subordinate Notes is less than the Group I Subordination Level as of the Closing Date, the portion of the aggregate Group I Subordinate Principal Prepayment Amount otherwise payable to the Class or Classes of the Group I Subordinate Notes junior to such class will be distributed to the most senior class of Group I Subordinate Notes for which the Group I Subordination Level is less than such percentage as of the Closing Date, and to the Class or Classes of Group I Subordinate Notes senior thereto, pro rata based on the Class Principal Balance of each such Class;

(vi)

From the Group I Available Distribution Amount remaining, to the Group I Offered Notes, the Group I Senior Note Deferred Amounts, pro rata, according to the entitlement of each such Class;

(vii)

From the Group I Available Distribution Amount remaining, to each Class of Group I Subordinate Notes, in the order of their seniority, the excess of (x) the amount of any Realized Losses previously allocated to such Class of Group I Subordinate Notes over (y) the sum of (a) the aggregate of the amount previously distributed to such Class in reimbursement thereof pursuant to this Section 5.01(a)(vii) and (b) the amount by which the Class Principal Balance of such Class has been increased due to Subsequent Recoveries pursuant to Section 5.09; and

(viii)

To the Owner Trust Certificates, any remaining Group I Available Distribution Amount.

(b)

On each Payment Date, the Securities Administrator shall withdraw funds on deposit in the Group II Distribution Account to the extent of Group II Available Distribution Amount for such Payment Date and, based on the Payment Date Statement, make the following disbursements and transfers in the following order of priority:

(i)

To the Class II-1-PO Notes, the Subgroup II-1 Discount Fractional Principal Amount, up to the Subgroup II-1 Available Distribution Amount, until the Class Principal Balance of the Class II-1-PO Notes has been reduced to zero;

(ii)

To the Group II Offered Notes, the related Group II Interest Distribution Amount on a pro rata basis based on the related Group II Interest Distribution Amount with respect to each such Class;

(iii)

To the Group II Offered Notes, as principal, concurrently, as follows:

(A)

From the Available Distribution Amount for Loan Subgroup II-1, to the Class II-1A-1 and Class II-1A-2 Notes, the related Group II Senior Principal Distribution Amount on a pro rata basis based on Class Principal Balance, until the Class Principal Balance of each such class has been reduced to zero; and

(B)

From the Available Distribution Amount for Loan Subgroup II-2, to the Class II-2A-1 and Class II-2A-2 Notes, the related Group II Senior Principal Distribution Amount on a pro rata basis based on Class Principal Balance, until the Class Principal Balance of each such class has been reduced to zero;

(iv)

To the Class II-1-AX and Class II-2-AX Notes, concurrently, as follows:

(A)

From the Available Distribution Amount for Loan Subgroup II-1, to the Class II-1-AX Notes, the related Group II Interest Distribution Amount; and

(B)

From the Available Distribution Amount for Loan Subgroup II-2, to the Class II-2-AX Notes, the related Group II Interest Distribution Amount;

(v)

From the remaining Group II Available Distribution Amount, to the Class II-1-PO Notes, the Subgroup II-1 Discount Fractional Principal Shortfall;

(vi)

From the Group II Available Distribution Amount remaining, to the Class II-B-1, Class II-B-2, Class II-B-3, Class II-B-4, Class II-B-5 and Class II-B-6 Notes, sequentially, in that order, an amount equal to their respective Group II Interest Distribution Amounts for such Payment Date and their pro rata share, based on the outstanding Class Principal Balance of each such Class, of the aggregate Group II Subordinate Principal Distribution Amount; provided, however, that on any Payment Date on which the Group II Subordination Level for any class of Group II Subordinate Notes is less than the Group II Subordination Level as of the Closing Date, the portion of the aggregate Group II Subordinate Principal Prepayment Amount otherwise payable to the Class or Classes of the Group II Subordinate Notes junior to such class will be distributed to the most senior class of Group II Subordinate Notes for which the Group II Subordination Level is less than such percentage as of the Closing Date, and to the Class or Classes of Group II Subordinate Notes senior thereto, pro rata based on the Class Principal Balance of each such Class;

(vii)

From the Group II Available Distribution Amount remaining, to the Group II Senior Notes (other than the Interest Only and Principal Only Notes), the Group II Senior Note Deferred Amounts, pro rata, according to the entitlement of each such Class;

(viii)

From the Group II Available Distribution Amount remaining, to each Class of Group II Subordinate Notes, in the order of their seniority, the excess of (x) the amount of any Realized Losses previously allocated to such Class of Group II Subordinate Notes over (y) the sum of (a) the aggregate of the amount previously distributed to such Class in reimbursement thereof pursuant to this Section 5.01(b)(viii) and (b) the amount by which the Class Principal Balance of such Class has been increased due to Subsequent Recoveries pursuant to Section 5.09; and

(ix)

To the Owner Trust Certificates, any remaining Group II Available Distribution Amount.

(c)

Amounts to be paid to the Holders of a Class of Notes shall be payable with respect to all Notes of that Class, pro rata, based on Percentage Interest of each Note of that Class.

(d)

The Group I Available Funds distributed pursuant to Section 5.01(a)(i) will be applied to the Group I Offered Notes as follows: (i) amounts distributed to the Class I-1A-1 and Class I-1A-2 Notes will first reduce the Available Distribution Amount for Loan Subgroup I-1, (ii) amounts distributed to the Class I-2A-1 and Class I-2A-2 Notes will first reduce the Available Distribution Amount for Loan Subgroup I-2, (iii) amounts distributed to the Class I-3A-1 and Class I-3A-2 Notes will first reduce the Available Distribution Amount for Loan Subgroup I-3 and (iv) amounts distributed to the Class I-4A-1 and Class I-4A-2 Notes will first reduce the Available Distribution Amount for Loan Subgroup I-4.  Reductions in any of the Available Distribution Amounts for Loan Subgroup I-1, for Loan Subgroup I-2, for Loan Subgroup I-3 or for Loan Subgroup I-4 will be applied to the related classes of Group I Offered Notes, pro rata, based on the amount of interest due to each such Class.  If any of the Available Distribution Amounts for Loan Subgroup I-1, for Loan Subgroup I-2, for Loan Subgroup I-3 or for Loan Subgroup I-4 is insufficient, additional amounts will reduce the remaining Group I Available Distribution Amount of the other Loan Subgroups in Loan Group I after giving effect to the foregoing allocations, pro rata, based on the Available Distribution Amount of such other Loan Subgroups.

(e)

The Group II Available Funds distributed pursuant to Section 5.01(b)(ii) will be applied to the Group II Offered Notes as follows: (i) amounts distributed to the Class II-1A-1 and Class II-1A-2 Notes will first reduce the Available Distribution Amount for Loan Subgroup II-1 and (ii) amounts distributed to the Class II-2A-1 and Class II-2A-2 Notes will first reduce the Available Distribution Amount for Loan Subgroup II-2.  Reductions in any of the Available Distribution Amounts for Loan Subgroup II-1 or for Loan Subgroup II-2 will be applied to the related classes of Group II Offered Notes, pro rata, based on the amount of interest due to each such Class.  If the Available Distribution Amount for Loan Subgroup II-1 or for Loan Subgroup II-2 is insufficient, additional amounts will reduce the remaining Group II Available Distribution Amount of the other Loan Subgroup in Loan Group II after giving effect to the foregoing allocations.

(f)

(i) Notwithstanding the priority and allocation set forth in Section 5.01(a) above, on each Payment Date on which Group I Rapid Prepayment Conditions exist, 100% of the amounts otherwise payable as principal under clauses (2) and (3) of the definition of Group I Subordinate Principal Distribution Amount to the Group I Subordinate Notes pursuant to Section 5.01(a)(v), in reverse order of priority, shall instead be deposited into the Group I Reserve Fund.  Amounts on deposit in the Group I Reserve Fund (including all net investment earnings from amounts invested in Eligible Investments) will be applied on future Payment Dates to make principal payments on the Group I Offered Notes related to a Group I Undercollateralized Group in accordance with Section 4.06(a).  If any amounts remain in the Group I Reserve Fund after the Class Principal Balances of all of the Group I Offered Notes have been reduced to zero, such amounts shall be allocated to the Group I Subordinate Notes in the same priorities that the Group I Subordinate Principal Distribution Amount is distributed to such Classes pursuant to Section 5.01(a)(v) above.

(ii)

On any Payment Date on which any of the Senior Notes related to a Loan Subgroup in Loan Group I constitutes a Group I Undercollateralized Group (or Groups), all amounts otherwise distributable as principal on the Group I Subordinate Notes, in reverse order of priority (or, following the Group I Credit Support Depletion Date, such other amounts described in the immediately following sentence), will be paid as principal to the Group I Offered Notes of such Group I Undercollateralized Group pursuant to Section 5.01(a) first, until the total Class Principal Balances of those Group I Offered Notes equals the Scheduled Principal Balance of the Group I Mortgage Loans in the related Loan Subgroup as of the last day of the related Due Period plus any amounts on deposit in the Group I Reserve Fund with respect to a Group I Overcollateralized Group (such distribution, a “Group I Undercollateralization Payment”) and second, to pay to the Group I Subordinate Notes and the Owner Trust Certificates in the same order and priority as provided in Section 5.01(a).  In the event that any of the Senior Notes related to a Loan Subgroup in Loan Group I constitutes a Group I Undercollateralized Group (or Groups) on any Payment Date following the Group I Credit Support Depletion Date, a Group I Undercollateralization Payment will be made from the excess of the Available Distribution Amount from the Group I Overcollateralized Group (or Groups) remaining after all required amounts have been paid to the related Class or Classes of Group I Offered Notes of such Group I Overcollateralized Group.  In the event there are two Group I Undercollateralized Groups, any amounts paid from the Group I Overcollateralized Group will be allocated in proportion to the amount of undercollateralization for each such Group I Undercollateralized Group.  All such payments shall be made in accordance with the priorities set forth in Section 5.01(a) above.

(g)

 (i) Notwithstanding the priority and allocation set forth in Section 5.01(b) above, on each Payment Date on which Group II Rapid Prepayment Conditions exist, 100% of the amounts otherwise payable as principal under clauses (2) and (3) of the definition of Group II Subordinate Principal Distribution Amount to the Group II Subordinate Notes pursuant to Section 5.01(b)(vi), in reverse order of priority, shall instead be deposited into the Group II Reserve Fund.  Amounts on deposit in the Group II Reserve Fund (including all net investment earnings from amounts invested in Eligible Investments) will be applied on future Payment Dates to make principal payments on the Group II Offered Notes related to a Group II Undercollateralized Group in accordance with Section 4.06(b).  If any amounts remain in the Group II Reserve Fund after the Class Principal Balances of all of the Group II Offered Notes have been reduced to zero, such amounts shall be allocated to the Group II Subordinate Notes in the same priorities that the Group II Subordinate Principal Distribution Amount is distributed to such Classes pursuant to Section 5.01(b)(vi) above.

(ii)

On any Payment Date on which there is a Group II Undercollateralized Group, all amounts otherwise distributable as principal on the Group II Subordinate Notes, in reverse order of priority (or, following the Group II Credit Support Depletion Date, such other amounts described in the immediately following sentence), will be paid as principal to the Group II Offered Notes of such Group II Undercollateralized Group pursuant to Section 5.01(b) first, until the total Class Principal Balances of those Group II Offered Notes equals the Scheduled Principal Balance of the Group II Mortgage Loans in the related Loan Subgroup as of the last day of the related Due Period plus any amounts on deposit in the Group II Reserve Fund with respect to the Group II Overcollateralized Group (such distribution, a “Group II Undercollateralization Payment”) and second, to pay to the Group II Subordinate Notes and the Owner Trust Certificates in the same order and priority as provided in Section 5.01(b).  In the event there is a Group II Undercollateralized Group on any Payment Date following the Group II Credit Support Depletion Date, a Group II Undercollateralization Payment will be made from the excess of the Available Distribution Amount from the Group II Overcollateralized Group  remaining after all required amounts have been paid to the related Class or Classes of Group I Offered Notes of such Group II Overcollateralized Group.  All such payments shall be made in accordance with the priorities set forth in Section 5.01(b) above.

SECTION 5.02.  Payments from the Class I-A-X Reserve Fund.

(a)

On each Payment Date prior to the Class I-A-X Reserve Fund Termination Date, the Securities Administrator will withdraw from amounts on deposit in the Class I-A-X Reserve Fund, an amount up to the aggregate unpaid Senior Note Available Funds Shortfalls for such Payment Date and make payments of such Senior Note Available Funds Shortfalls to the Group I Offered Notes, pro rata, based on the entitlement of each such Class.  On any Payment Date, payments from the Class I-A-X Reserve Fund to the Group I Offered Notes will be made before taking into account any payments made in respect of Senior Note Available Funds Shortfalls from the Group I Available Distribution Amount pursuant to Section 5.01(a)(iv).  After giving effect to all distributions on the Group I Notes on any Payment Date, amounts on deposit in the Class I-A-X Reserve Fund in excess of the Class I-A-X Reserve Fund Target Amount for such Payment Date will be paid to the Class I-A-X Notes.  On the Class I-A-X Reserve Fund Termination Date, any amounts remaining on deposit in the Class I-A-X Reserve Fund will be paid to the Class I-A-X Notes.

SECTION 5.03.  Allocation of Realized Losses.

(a)

On or prior to each Determination Date, the Securities Administrator shall aggregate the loan-level information provided by the Master Servicer with respect to the total amount of Realized Losses, if any, with respect to the Mortgage Loans in each Loan Group for the related Payment Date and include such information in the Payment Date Statement.

(b)

Realized Losses on Group I Mortgage Loans will be allocated among the Group I Notes as follows:

first, sequentially, to the Class I-B-6, Class I-B-5, Class I-B-4, Class I-B-3, Class I-B-2 and Class I-B-1 Notes, in that order, until the Class Principal Balance of each such Class has been reduced to zero; and

second, but only to the extent that any Realized Losses on the Group I Mortgage Loans remaining after the allocations in clause first exceeds amounts then on deposit in the Group I Reserve Fund for such Payment Date, (a) with respect to Realized Losses related to the Subgroup I-1 Mortgage Loans, sequentially, to the Class I-1A-2 Notes and Class I-1A-1 Notes, in that order, until their respective Class Principal Balances have been reduced to zero; (b) with respect to Realized Losses related to the Subgroup I-2 Mortgage Loans, sequentially, to the Class I-2A-2 Notes and Class I-2A-1 Notes, in that order, until their respective Class Principal Balances have been reduced to zero; (c) with respect to Realized Losses related to the Subgroup I-3 Mortgage Loans, sequentially, to the Class I-3A-2 Notes and Class I-3A-1 Notes, in that order, until their respective Class Principal Balances have been reduced to zero and (d) with respect to Realized Losses related to the Subgroup I-4 Mortgage Loans, sequentially, to the Class I-4A-2 Notes and Class I-4A-1 Notes, in that order, until their respective Class Principal Balances have been reduced to zero.

(c)

Realized Losses on Group II Mortgage Loans will be allocated among the Group II Notes as follows:

first, sequentially, to the Class II-B-6, Class II-B-5, Class II-B-4, Class II-B-3, Class II-B-2 and Class II-B-1 Notes, in that order, until the Class Principal Balance of each such Class has been reduced to zero; provided, however, that if any loss is incurred with respect to a Subgroup II-1 Discount Loan, the Subgroup II-1 Discount Fraction of such loss will first be allocated to the Class II-1-PO Notes and the remainder of such loss will be allocated to the Group II Subordinate Notes as described this clause first; and

second, but only to the extent that any Realized Losses on the Group II Mortgage Loans remaining after the allocations in clause first exceeds amounts then on deposit in the Group II Reserve Fund for such Payment Date, (a) with respect to Realized Losses related to the Subgroup II-1 Mortgage Loans, sequentially, to the Class II-1A-2 Notes and Class II-1A-1 Notes, in that order, until their respective Class Principal Balances have been reduced to zero and (b) with respect to Realized Losses related to the Subgroup II-2 Mortgage Loans, sequentially, to the Class II-2A-2 Notes and Class I-2A-1 Notes, in that order, until their respective Class Principal Balances have been reduced to zero;  provided, however, that if any loss is incurred with respect to a Subgroup II-1 Discount Loan, the Subgroup II-1 Discount Fraction of such loss will first be allocated to the Class II-1-PO Notes and the remainder of such loss will be allocated as described above in clause first.

(d)

The Class Principal Balance of the Class of Group I Subordinate Notes then outstanding with the highest numerical Class designation shall be reduced on each Payment Date by the amount, if any, by which the aggregate of the Class Principal Balances of all outstanding Classes of Group I Notes (after giving effect to the payments of principal and the allocation of Realized Losses on such Payment Date) exceeds the aggregate of the sum of (i) the Scheduled Principal Balances of all the Group I Mortgage Loans for the following Payment Date and (ii) amounts then on deposit in the Group I Reserve Fund (the “Group I Writedown Amount”).  The Class Principal Balance of the Class of Group II Subordinate Notes then outstanding with the highest numerical Class designation shall be reduced on each Payment Date by the amount, if any, by which the aggregate of the Class Principal Balances of all outstanding Classes of Group II Notes, other than the Class II-1-PO Notes (after giving effect to the payments of principal and the allocation of Realized Losses on such Payment Date) exceeds the aggregate of the sum of (i) the Scheduled Principal Balances of all the Group II Mortgage Loans for the following Payment Date, exclusive, with respect to Loan Subgroup II-1, of the related Subgroup II-1 Discount Fraction of each Subgroup II-1 Discount Loan and (ii) amounts then on deposit in the Group II Reserve Fund (the “Group II Writedown Amount”).

(e)

Any Realized Loss allocated to a Class of Notes or any reduction in the Class Principal Balance of a Class of Notes pursuant to Section 5.03 shall be allocated among the Notes of such Class, pro rata, in proportion to their respective Note Principal Amounts.

(f)

Any allocation of Realized Losses to a Note or any reduction in the Note Principal Amount of a Note pursuant to Section 5.03 shall be accomplished by reducing the Note Principal Amount thereof immediately following the payments made on the related Payment Date in accordance with the definition of “Class Principal Balance.”

SECTION 5.04.  Statements.

(a)

Concurrently with each payment to Noteholders, the Securities Administrator shall make available to each Noteholder, the Seller, the Master Servicer, the Indenture Trustee, the Depositor and the Rating Agencies, a statement based, as applicable, on loan-level information provided to it by the Master Servicer and the Servicer (the “Payment Date Statement”) as to the payments to be made or made, as applicable, on such Payment Date.  The Payment Date Statement shall include the following:

(1)

the applicable Accrual Periods and general Payment Dates;

(2)

the total cash flows received and the general sources thereof for Loan Group I and Loan Group II;

(3)

the amount, if any, of fees or expenses accrued and paid, with an identification of the payee and the general purpose of such fees;

(4)

the amount of the related payment to holders of the Notes (by Class) allocable to principal, separately identifying (A) the aggregate amount of any Principal Prepayments included therein and (B) the aggregate of all Monthly Payments of principal included therein;

(5)

the amount of such distribution to holders of the Notes (by Class) allocable to interest;

(6)

the Class Principal Balance of the Notes before and after giving effect to the distribution of principal and allocation of Realized Losses on such Payment Date;

(7)

the number and Scheduled Principal Balance of all the Group I Mortgage Loans and Group II Mortgage Loans for the following Payment Date;

(8)

the Note Interest Rate for each class of Notes for such Payment Date;

(9)

the aggregate amount of Advances included in the payments on the Payment Date (including the general purpose of such Advances);

(10)

the number and aggregate Scheduled Principal Balance of any Group I Mortgage Loans and Group II Mortgage Loans (A) that were delinquent (exclusive of Mortgage Loans in foreclosure) using the “OTS” method (1) one scheduled payment, (2) two scheduled payments and (3) three scheduled payments and (B) as to which foreclosure proceedings have been commenced, and loss information for the period;

 (11)

with respect to any Mortgage Loan that was liquidated during the preceding calendar month, the loan number and Scheduled Principal Balance of, and Realized Loss on, such Mortgage Loan as of the end of the related Prepayment Period;

 (12)

the total number and Principal Balance of any REO Properties included in Loan Group I and Loan Group II as of the end of the related Prepayment Period;

(13)

the Senior Note Available Funds Shortfalls for the Group I Offered Notes, if any and the amount on deposit in the Class I-A-X Reserve Fund;

(14)

the cumulative Realized Losses for Loan Group I and Loan Group II through the end of the preceding month;

(15)

(a) the number of Mortgage Loans in each Loan Group that have been modified during the related Due Period and the percentage (by Scheduled Principal Balance) of Mortgage Loans modified in each Loan Group during the related Due Period, (b) the type of modification with respect to any Mortgage Loans modified during the related Due Period in each Loan Group, the number of Mortgage Loans subject to each type of modification during the related Due Period in each Loan Group and the percentage (by Scheduled Principal Balance) of Mortgage Loans in each Loan Group subject to each type of modification during the related Due Period, (c) the number of Mortgage Loans in each Loan Group that have been modified since the Cut-off Date and the percentage (by Scheduled Principal Balance) of Mortgage Loans in each Loan Group modified in each Loan Group since the Cut-off Date, (d) the type of modification with respect to any Mortgage Loans modified since the Cut-off Date, the number of Mortgage Loans in each Loan Group subject to each type of modification since the Cut-off Date and the percentage (by Scheduled Principal Balance) of Mortgage Loans in each Loan Group subject to each type of modification since the Cut-off Date, (e) the aggregate of the portion of the Scheduled Principal Balance of the Mortgage Loans in each Loan Group forgiven during the related Due Period and aggregate of the portion of the Scheduled Principal Balance of the Mortgage Loans in each Loan Group forgiven since the Cut-off Date, (f) the delinquency status of each Mortgage Loan modified since the Cut-off Date, (g) the number of times any Mortgage Loan has been subject to a modification, (h) the date of the most recent modification of any Mortgage Loan in each Loan Group, (i) the number of modifications made on the Mortgage Loans in each Loan Group during the prior twelve months, (j) the percentage of Mortgage Loans in each Loan Group that have been modified that are Delinquent and (k) the Mortgage Rate of each Mortgage Loan that has been modified prior to and subsequent to such modification; and

 (16)

the three-month rolling average of the percent equivalent of a fraction, the numerator of which is the aggregate Scheduled Principal Balance of the Group I Mortgage Loans or Group II Mortgage Loans, as applicable, that are 60 days or more delinquent or are in bankruptcy or foreclosure or are REO Properties, and the denominator of which is the Scheduled Principal Balances of all of the Group I Mortgage Loans or Group II Mortgage Loans, as applicable.

The Securities Administrator will make the Payment Date Statement (and, at its option, any additional files containing the same information in an alternative format) available each month to Securityholders and the other parties to this Agreement via the Securities Administrator’s internet website. The Securities Administrator’s internet website shall initially be located at “www.ctslink.com.”  Assistance in using the website can be obtained by calling the Securities Administrator’s customer service desk at 1-866-846-4526.  Parties that are unable to use the above distribution option are entitled to have a paper copy mailed to them via first class mail by calling the customer service desk and indicating such.  The Securities Administrator shall have the right to change the way such reports are distributed in order to make such distribution more convenient and/or more accessible to the parties, and the Securities Administrator shall provide timely and adequate notification to all parties regarding any such change.

In the case of information furnished pursuant above, the amounts shall be expressed in a separate section of the report as a dollar amount for each Class for each $1,000 original dollar amount as of the Cut-Off Date.

(b)

Within a reasonable period of time after the end of each calendar year, the Securities Administrator shall, upon written request, furnish to each Person who at any time during the calendar year was a Noteholder, if requested in writing by such Person, such information as is reasonably necessary to provide to such Person a statement containing the information set forth in subclauses (i) and (ii) above, aggregated for such calendar year or applicable portion thereof during which such Person was a Noteholder and such other customary information which a Securityholder reasonably requests to prepare its tax returns.  Such obligation of the Securities Administrator shall be deemed to have been satisfied to the extent that substantially comparable information shall be prepared and furnished by the Securities Administrator to Securityholders pursuant to any requirements of the Code as are in force from time to time.

(c)

On each Payment Date, the Securities Administrator shall supply an electronic tape to Bloomberg Financial Markets, Inc. in a format acceptable to Bloomberg Financial Markets, Inc. on a monthly basis, and shall supply an electronic tape to Loan Performance and Intex Solutions in a format acceptable to Loan Performance and Intex Solutions on a monthly basis.

In addition to the above, the Master Servicer shall provide a monthly loan level data file, or the Master Servicer shall make available on the Master Servicer 's internet website, a monthly loan level data file (based solely on information provided by the Servicer) containing data provided to the Master Servicer by the Servicer, available to those who are permitted to access the website, including the Rating Agencies. The file shall contain the fields referenced in Exhibit L. If the Servicer is no longer going to make that information available to the Master Servicer, Rating Agencies should be notified and be informed as to how this data will be made available to the Rating Agencies in the future.

SECTION 5.05.  Remittance Reports; Advances.

(a)

No later than the second Business Day following each Determination Date, the Master Servicer shall deliver to the Securities Administrator by telecopy or electronic mail (or by such other means as the Master Servicer and the Securities Administrator may agree from time to time) the Remittance Report with respect to the related Payment Date. Not later than the Close of Business New York time three Business Days prior to the related Payment Date, the Master Servicer shall deliver or cause to be delivered to the Securities Administrator in addition to the information provided on the Remittance Report, such other loan-level information reasonably available to it with respect to the Mortgage Loans as the Securities Administrator may reasonably require to perform the calculations necessary to make the payments contemplated by Section 5.01.

(b)

If the Monthly Payment on a Mortgage Loan that was due on a related Due Date and is delinquent, other than as a result of application of the Relief Act or similar state or local law, and for which the Servicer was required to make an advance pursuant to the Purchase and Servicing Agreement exceeds the amount deposited in the Distribution Account which will be used for an advance with respect to such Mortgage Loan, the Master Servicer, as successor servicer, will deposit in the applicable Distribution Account not later than the Business Day immediately preceding the related Payment Date an amount equal to such deficiency, net of the Servicing Fee and the Master Servicing Fee, for such Mortgage Loan except to the extent the Master Servicer determines any such Advance to be Nonrecoverable from Liquidation Proceeds, Insurance Proceeds or future payments on the Mortgage Loan for which such Advance was made.  Subject to the foregoing, the Master Servicer, as successor servicer, shall continue to make such Advances through the date that the Servicer is required to do so under the Purchase and Servicing Agreement.  If applicable, on the Business Day immediately preceding the related Payment Date, the Master Servicer shall present an Officer’s Certificate to the Securities Administrator and the Indenture Trustee (i) stating that the Master Servicer elects not to make a Advance in a stated amount and (ii) detailing the reason it deems the advance to be Nonrecoverable.

SECTION 5.06.  Compensating Interest Payments.

The amount of the Master Servicing Fee payable to the Master Servicer in respect of any Payment Date shall be reduced (but not below zero) by the amount of any Compensating Interest Payment for such Payment Date, but only to the extent that Prepayment Interest Shortfalls relating to such Payment Date are required to be paid but are not actually paid by the Servicer on the Servicer Remittance Date.  Such amount shall not be treated as an Advance and shall not be reimbursable to the Master Servicer.

SECTION 5.07.  Derivative Contracts.

At any time on or after the Closing Date, the Depositor may deposit into the Trust, solely for the benefit of the Non-Offered Notes, a derivative contract or comparable instrument.  Any such instrument shall constitute a fully prepaid agreement.  All collections, proceeds and other amounts in respect of such an instrument shall be distributed by the Securities Administrator pursuant to the terms of such derivative contract to the Non-Offered Notes on the related Payment Date.  In the event any such instrument is deposited, the Issuer shall be deemed to be divided into two separate and discrete sub-trusts.  The assets of one such sub-trust shall consist of all the assets of the Issuer other than the instrument and the assets of the other sub-trust shall consist solely of such instrument

SECTION 5.08.  [Reserved].

SECTION 5.09.  Subsequent Recoveries.

(a)

The Class Principal Balance of any Class of Group I Notes to which a Realized Loss has been allocated (including any such Class for which the related Class Principal Balance has been reduced to zero) will be increased up to the amount of Subsequent Recoveries in Loan Group I for such Payment Date as follows:

(i)

first, to increase the Class Principal Balance of each such Class of Group I Offered Notes of the related Loan Subgroup, pro rata, up to the amount of Realized Losses previously allocated to reduce the Class Principal Balance for each such Class, and

(ii)

second, to increase the Class Principal Balance of each such Class of Group I Subordinate Notes, in order of seniority, up to the amount of Realized Losses previously allocated to reduce the Class Principal Balance for each such Class.

(b)

The Class Principal Balance of any Class of Group II Notes to which a Realized Loss has been allocated (including any such Class for which the related Class Principal Balance has been reduced to zero) will be increased up to the amount of Subsequent Recoveries in Loan Group II for such Payment Date as follows:

(i)

first, to increase the Class Principal Balance of each such Class of Group II Offered Notes of the related Loan Subgroup, pro rata, up to the amount of Realized Losses previously allocated to reduce the Class Principal Balance for each such Class, and

(ii)

second, to increase the Class Principal Balance of each such Class of Group II Subordinate Notes, in order of seniority, up to the amount of Realized Losses previously allocated to reduce the Class Principal Balance for each such Class.

(c)

Any increase to the Class Principal Balance of a Class of Notes shall increase the Note Principal Amount of each Note of the related Class pro rata in accordance with the applicable Percentage Interest.

ARTICLE VI

[Reserved]

ARTICLE VII

DEFAULT

SECTION 7.01.  Event of Default.

(a)

If any one of the following events (each, an “Event of Default”) shall occur and be continuing:

(i)

the failure by the Master Servicer to (A) make any Advance on the Business Day immediately preceding the related Payment Date or (B) to deposit in the related Distribution Account any deposit required to be made under the terms of this Agreement, and in either case such failure continues unremedied for a period of three Business Days after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer (or, if applicable, such shorter time period as is provided in the penultimate sentence of Section 7.01(c)); or

(ii)

the failure by the Master Servicer duly to observe or perform, in any material respect, any other covenants, obligations or agreements of the Master Servicer as set forth in this Agreement, which failure continues unremedied for a period of 60 days, in each case after the date (A) on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Indenture Trustee or to the Master Servicer and the Indenture Trustee by Noteholders evidencing at least 25% of the Voting Rights or (B) on which a Servicing Officer of the Master Servicer has actual knowledge of such failure (or, in the case of a breach of its obligation beyond any applicable cure period to provide an assessment of compliance, an attestation report or a Sarbanes-Oxley Certification pursuant to Sections 3.16 and 3.18, respectively); or

(iii)

the entry against the Master Servicer of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a trustee, conservator, receiver or liquidator in any insolvency, conservatorship, receivership, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 days; or

(iv)

the Master Servicer shall voluntarily go into liquidation, consent to the appointment of a conservator or receiver or liquidator or similar person in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Master Servicer or of or relating to all or substantially all of its property; or a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver, liquidator or similar person in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged, unbonded or unstayed for a period of 60 days; or the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations;

(b)

then, and in each and every such case, so long as an Event of Default shall not have been remedied within the applicable grace period, the Indenture Trustee shall, at the written direction of the Majority Securityholders, by notice then given in writing to the Master Servicer, terminate all of the rights and obligations of the Master Servicer as master servicer under this Agreement. Any such notice to the Master Servicer shall also be given to each Rating Agency, the Depositor, the Owner Trustee and the Seller.  On or after the receipt by the Master Servicer (and by the Indenture Trustee if such notice is given by the Holders) of such written notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Notes or the Mortgage Loans or otherwise, shall pass to and be vested in the Indenture Trustee and the Indenture Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of each Mortgage Loan and related documents or otherwise. The Master Servicer agrees to cooperate with the Indenture Trustee in effecting the termination of the responsibilities and rights of the Master Servicer hereunder, including, without limitation, the delivery to the Indenture Trustee of all documents and records requested by it to enable it to assume the Master Servicer's functions under this Agreement within ten Business Days subsequent to such notice and the transfer within one Business Day subsequent to such notice to the Indenture Trustee for the administration by it of all cash amounts that shall at the time be held by the Master Servicer and to be deposited by it in any Distribution Account, any REO Account or any Custodial Account or that have been deposited by the Master Servicer in such accounts or thereafter received by the Master Servicer with respect to the Mortgage Loans or any REO Property received by the Master Servicer. All reasonable costs and expenses (including attorneys’ fees) incurred in connection with transferring the Master Servicer’s duties and the Mortgage Files to the successor Master Servicer and amending this Agreement to reflect such succession as Master Servicer pursuant to this Section shall be paid by the predecessor Master Servicer (or if the predecessor Master Servicer is the Indenture Trustee, the initial Master Servicer) upon presentation of reasonable documentation of such costs and expenses.  The termination of the rights and obligations of the Master Servicer shall not affect any liability it may have incurred prior to such termination.  To the extent that such costs and expenses of the Indenture Trustee are not fully and timely reimbursed by the predecessor Master Servicer, the Indenture Trustee shall be entitled to reimbursement of such costs and expenses from the Distribution Accounts.

(c)

The Securities Administrator shall not later than the close of business on the Business Day immediately preceding the related Payment Date notify the Indenture Trustee in writing of the Master Servicer’s failure to make any Advance required to be made under this Agreement on such date and the amount of such Advance.  By no later than 10:00 A.M. (Chicago time) on the relevant Payment Date, the Securities Administrator shall notify the Indenture Trustee of the continuance of such failure or that the Master Servicer has made the Advance, as the case may be.  Notwithstanding the terms of the Event of Default described in clause (i)(A) of Section 7.01(a), the Indenture Trustee, upon receipt of written notice on the Payment Date from the Securities Administrator of the continuance of the failure of the Master Servicer to make an Advance, shall, by notice in writing to the Master Servicer, which may be delivered by telecopy, immediately suspend all of the rights and obligations of the Master Servicer thereafter arising under this Agreement, but without prejudice to any rights it may have as a Securityholder or to reimbursement of outstanding Advances or other amounts for which the Master Servicer was entitled to reimbursement as of the date of suspension, and the Indenture Trustee, subject to the cure provided for in this paragraph, if available, shall act as provided in Section 7.02 to carry out the duties of the Master Servicer, including the obligation to make any Advance as successor servicer, the nonpayment of which is described in clause (i)(A) of Section 7.01(a).  Any such action taken by the Indenture Trustee must be prior to the payment on the relevant Payment Date, and shall have all of the rights incidental thereto.  If the Master Servicer shall within two Business Days following such suspension remit to the Indenture Trustee the amount of any Advance the nonpayment of which by the Master Servicer is described in clause (i)(A) of Section 7.01(a), together with all other amounts necessary to reimburse the Indenture Trustee for actual, necessary and reasonable costs incurred by the Indenture Trustee because of action taken pursuant to this subsection (including interest on any Advance or other amounts paid by the Indenture Trustee (from and including the respective dates thereof) at a per annum rate equal to the prime rate for U.S. money center commercial banks as published in the Wall Street Journal), then the Indenture Trustee, subject to the last two sentences of this paragraph, shall permit the Master Servicer to resume its rights and obligations as Master Servicer hereunder.  If the Master Servicer shall fail to remit such amounts to the Indenture Trustee within such two Business Days after the Payment Date, then an Event of Default shall occur and such notice of suspension shall be deemed to be a notice of termination without any further action on the part of the Indenture Trustee.  The Master Servicer agrees that if it fails to make a required Advance by 10:00 A.M. (Chicago time) on the related Payment Date on more than two occasions in any 12 month period, the Indenture Trustee shall be under no obligation to permit the Master Servicer to resume its rights and obligations as Master Servicer hereunder, and notwithstanding the cure period provided in Section 7.01(a)(i)(A), an Event of Default shall be deemed to have occurred on the relevant Payment Date.

SECTION 7.02.  Indenture Trustee to Act.

(a)

From and after the date the Master Servicer (and the Indenture Trustee, if notice is sent by the Holders) receives a notice of termination pursuant to Section 7.01, the Indenture Trustee shall be the successor in all respects to the Master Servicer in its capacity as master servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer by the terms and provisions hereof arising on and after its succession. As compensation therefor, the Indenture Trustee shall be entitled to such compensation as the Master Servicer would have been entitled to hereunder if no such notice of termination had been given. Notwithstanding the above, (i) if the Indenture Trustee is unwilling to act as successor Master Servicer or (ii) if the Indenture Trustee is legally unable so to act, the Indenture Trustee shall appoint or petition a court of competent jurisdiction to appoint, any established housing and home finance institution, bank or other mortgage loan or home equity loan servicer having a net worth of not less than $15,000,000 as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder; provided, that the appointment of any such successor Master Servicer shall not result in the qualification, reduction or withdrawal of the ratings assigned to the Notes by each Rating Agency as evidenced by a letter to such effect from each Rating Agency (which letter shall not be an expense of the Indenture Trustee). Pending appointment of a successor to the Master Servicer hereunder, unless the Indenture Trustee is prohibited by law from so acting, the Indenture Trustee shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the successor shall be entitled to receive compensation out of payments on Mortgage Loans in an amount equal to the compensation which the Master Servicer would otherwise have received pursuant to Section 3.14. The appointment of a successor Master Servicer shall not affect any liability of the predecessor Master Servicer which may have arisen under this Agreement prior to its termination as Master Servicer to indemnify the Indenture Trustee pursuant to Section 8.05, nor shall any successor Master Servicer be liable for any acts or omissions of the predecessor Master Servicer or for any breach by such Master Servicer of any of its representations or warranties contained herein or in any related document or agreement. The Indenture Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

(b)

Any successor, including the Indenture Trustee, to the Master Servicer as Master Servicer shall during the term of its service as Master Servicer continue to service and administer the Mortgage Loans for the benefit of Securityholders, and maintain in force a policy or policies of insurance covering errors and omissions in the performance of its obligations as Master Servicer hereunder and a Fidelity Bond in respect of its officers, employees and agents to the same extent as the Master Servicer is so required pursuant to Section 3.04.

(c)

Notwithstanding anything else herein to the contrary, in no event shall the Indenture Trustee be liable for any servicing fee or for any differential in the amount of the servicing fee paid hereunder and the amount necessary to induce any successor Master Servicer to act as successor Master Servicer under this Agreement and the transactions set forth or provided for herein.

SECTION 7.03.  Waiver of Event of Default.

The Majority Securityholders may, on behalf of all Securityholders, by notice in writing to the Indenture Trustee, direct the Indenture Trustee to waive any events permitting removal of any Master Servicer under this Agreement, provided, however, that the Majority Securityholders may not waive an event that results in a failure to make any required payment on a Note without the consent of the Holder of such Note.  Upon any waiver of an Event of Default, such event shall cease to exist and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement.  No such waiver shall extend to any subsequent or other event or impair any right consequent thereto except to the extent expressly so waived.  Notice of any such waiver shall be given by the Indenture Trustee to each Rating Agency.

SECTION 7.04.  Notification to Securityholders.

(a)

Upon any termination or appointment of a successor to any Master Servicer pursuant to this Article VII or Section 3.34, the Note Registrar or the Indenture Trustee, if the Master Servicer is also the Note Registrar and Securities Administrator, shall give prompt written notice thereof to the Noteholders at their respective addresses appearing in the Note Register and to each Rating Agency.

(b)

No later than 60 days after the occurrence of any event which constitutes or which, with notice or a lapse of time or both, would constitute an Event of Default of which a Responsible Officer of the Indenture Trustee becomes aware of the occurrence of such an event, the Indenture Trustee shall transmit by mail to all Noteholders notice of such occurrence unless such Event of Default shall have been waived or cured.

SECTION 7.05.  Action Upon Master Servicer Event of Default.

If an Event of Default has occurred (which has not been cured or waived) of which a Responsible Officer has actual knowledge, the Indenture Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs, unless the Indenture Trustee is acting as successor Master Servicer, in which case it shall use the same degree of care and skill as the Master Servicer hereunder with respect to the exercise of the rights and powers of the Master Servicer hereunder; provided, however, the Indenture Trustee shall not be charged with knowledge of any Event of Default or any other event or matter that may require it to take action or omit to take action hereunder unless a Responsible Officer of the Indenture Trustee at the Corporate Trust Office obtains actual knowledge of such failure or the Indenture Trustee receives written notice of such Event of Default.

SECTION 7.06.  Additional Remedies of Indenture Trustee Upon Event of Default.

In case an Event of Default or a default by the Depositor hereunder shall occur and be continuing, the Indenture Trustee may proceed to protect and enforce its rights and the rights of the Noteholders under this Agreement, as the case may be, by a suit, action or proceeding in equity or at law or otherwise, whether for the specific performance of any covenant or agreement contained in this Agreement or in aid of the execution of any power granted in this Agreement or for the enforcement of any other legal, equitable or other remedy, as the Indenture Trustee, being advised by counsel, and subject to the foregoing, shall deem most effectual to protect and enforce any of the rights of the Indenture Trustee and the Noteholders.

ARTICLE VIII

THE INDENTURE TRUSTEE AND THE SECURITIES ADMINISTRATOR

SECTION 8.01.  Duties of Indenture Trustee and Securities Administrator.

The Indenture Trustee, prior to the occurrence of an Event of Default and after the curing or waiver of all Events of Default which may have occurred, and the Securities Administrator each undertake to perform such duties and only such duties as are specifically set forth in this Agreement as duties of the Indenture Trustee and the Securities Administrator, respectively. During the continuance of an Event of Default, the Indenture Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in its exercise as a prudent person would exercise or use under the circumstances in the conduct of such person’s own affairs. Any permissive right of the Indenture Trustee enumerated in this Agreement shall not be construed as a duty.

The Indenture Trustee and the Securities Administrator, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Indenture Trustee and the Securities Administrator, which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement provided, however, that neither the Indenture Trustee nor the Securities Administrator will be responsible for the accuracy or content of any such resolutions, certificates, statements, opinions, reports, documents or other instruments.  If any such instrument is found not to conform to the requirements of this Agreement in a material manner, the Indenture Trustee or the Securities Administrator, as the case may be, shall take such action as it deems appropriate to have the instrument corrected and if the instrument is not corrected to its satisfaction, the Securities Administrator shall provide notice to the Indenture Trustee thereof (or the Indenture Trustee shall take note thereof) and the Indenture Trustee shall provide notice to the Securityholders.

On each Payment Date, the Securities Administrator shall make monthly payments to the Noteholders from funds in the Group I Distribution Account and the Group II Distribution Account, as applicable, and to the Certificateholders from funds in the Certificate Distribution Account, in each case as provided in Sections 5.01, 5.09 and 10.01 hereof based on the report of the Securities Administrator.

No provision of this Agreement shall be construed to relieve the Indenture Trustee or the Securities Administrator from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

(i)

prior to the occurrence of an Event of Default, and after the curing of all such Events of Default which may have occurred, the duties and obligations of the Indenture Trustee and the Securities Administrator shall be determined solely by the express provisions of this Agreement and the Indenture, in the case of the Indenture Trustee, and this Agreement, the Indenture, the Trust Agreement and the Administration Agreement, in the case of the Securities Administrator, neither the Indenture Trustee nor the Securities Administrator shall be liable except for the performance of such of its duties and obligations as are specifically set forth in this those agreements, no implied covenants or obligations shall be read into such agreements against the Indenture Trustee or the Securities Administrator and, in the absence of bad faith on the part of the Indenture Trustee or the Securities Administrator, respectively, the Indenture Trustee or the Securities Administrator may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Indenture Trustee or the Securities Administrator, respectively, and conforming to the requirements of this Agreement or such other agreements, as applicable;

(ii)

neither the Indenture Trustee nor the Securities Administrator shall be liable for an error of judgment made in good faith by a Responsible Officer of the Indenture Trustee or an officer of the Securities Administrator, respectively, unless it shall be proved that the Indenture Trustee or the Securities Administrator, respectively, was negligent in ascertaining or investigating the facts related thereto; and

(iii)

neither the Indenture Trustee nor the Securities Administrator shall be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the consent or at the direction of Securityholders as provided herein relating to the time, method and place of conducting any remedy pursuant to this Agreement, or exercising or omitting to exercise any trust or power conferred upon the Indenture Trustee or the Securities Administrator, respectively, under this Agreement;

The Securities Administrator shall pay any and all tax related expenses (not including taxes) of the Issuer, including but not limited to any professional fees or expenses related to audits or any administrative or judicial proceedings with respect to the Issuer that involve the Internal Revenue Service or state tax authorities, but only to the extent that (i) such expenses are ordinary or routine expenses, including expenses of a routine audit but not expenses of litigation (except as described in (ii)); or (ii) such expenses or liabilities (including taxes and penalties) are attributable to the negligence or willful misconduct of the Securities Administrator in fulfilling its duties hereunder (including the Securities Administrator’s duties as tax return preparer).

The Securities Administrator shall prepare and file, and the Owner Trustee shall sign the tax returns of the Issuer, to the extent that a tax return is required to be filed by the Issuer.  The expenses of preparing and filing such tax returns shall be borne by the Securities Administrator.  Notwithstanding the foregoing, the Securities Administrator shall have no obligation to prepare, file or otherwise deal with partnership tax information or returns.  In the event that partnership tax information or returns are required by the Internal Revenue Service, the Seller, at its own cost and expense, will prepare and file all necessary returns.

The Securities Administrator shall perform on behalf of the Issuer all reporting and other tax compliance duties that are the responsibility of the Issuer under the Code or other compliance guidance issued by the Internal Revenue Service or any state or local taxing authority.  Among its other duties, if required by the Code or other such guidance, the Securities Administrator shall provide to the Securityholders such information or reports as are required by the Code.

Neither the Indenture Trustee nor the Securities Administrator shall be required to expend or risk its own funds or otherwise incur financial or other liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or indemnity satisfactory to it against such risk or liability is not assured to it, and none of the provisions contained in this Agreement shall in any event require the Indenture Trustee or the Securities Administrator to perform, or be responsible for the manner of performance of, any of the obligations of the Master Servicer under this Agreement, except during such time, if any, as the Indenture Trustee shall be the successor to, and be vested with the rights, duties, powers and privileges of, the Master Servicer in accordance with the terms of this Agreement.

SECTION 8.02.  Certain Matters Affecting the Indenture Trustee and the Securities Administrator.

Except as otherwise provided in Section 8.01 hereof:

(i)

before taking any action pursuant to this Agreement, the Indenture Trustee and the Securities Administrator may request and conclusively rely upon and shall be fully protected in acting or refraining from acting upon any resolution, Officers’ Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties;

(ii)

the Indenture Trustee and the Securities Administrator may consult with counsel and any advice of its counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

(iii)

neither the Indenture Trustee nor the Securities Administrator shall be under any obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation hereunder or in relation hereto, at the request, order or direction of any of the Securityholders, pursuant to the provisions of this Agreement, unless such Securityholders shall have offered to the Indenture Trustee or the Securities Administrator, as the case may be, reasonable security or indemnity satisfactory to it against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Indenture Trustee of the obligation, upon the occurrence of an Event of Default (which has not been cured or waived), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person’s own affairs;

(iv)

neither the Indenture Trustee nor the Securities Administrator shall be liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

(v)

prior to the occurrence of an Event of Default hereunder and after the curing or waiver of all Events of Default which may have occurred, neither the Indenture Trustee nor the Securities Administrator shall be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or documents, unless requested in writing to do so Holders of the Notes representing not less than 25% of the Outstanding Balance (as defined in the Indenture) of the Notes; provided, however, that if the payment within a reasonable time to the Indenture Trustee or the Securities Administrator of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Indenture Trustee or the Securities Administrator, as applicable, not reasonably assured to the  Indenture Trustee or the Securities Administrator by such Holders, the Indenture Trustee or the Securities Administrator, as applicable, may require reasonable indemnity satisfactory to it against such expense, or liability from such Holders as a condition to taking any such action;

(vi)

The Indenture Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the  Indenture Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

(vii)

Neither the Indenture Trustee nor the Securities Administrator shall be liable for any action taken, suffered, or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

(viii)

The Indenture Trustee shall not be deemed to have notice of any default or Event of Default unless a Responsible Officer of the Indenture Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Indenture Trustee at the Corporate Trust Office of the Indenture Trustee, and such notice references the Certificates and this Agreement;

(ix)

The rights, privileges, protections, immunities and benefits given to the Indenture Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, each agent, custodian and other Person employed to act hereunder.

(x)

In no event shall the Indenture Trustee be liable, directly or indirectly, for any special, indirect or consequential damages, even if the Indenture Trustee has been advised of the possibility of such damages;

(xi)

No provision of this Agreement shall require the Indenture Trustee to expend or risk its own funds (regardless of the capacity in which it is acting) or otherwise incur any financial liability in the performance of any of its duties  hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it; and

(xii)

The Indenture Trustee shall not have any duty to conduct any affirmative investigation (including, but not limited to, reviewing any reports delivered to the Indenture Trustee in connection with the review of the Mortgage Files) as to the occurrence of any condition requiring the repurchase of any Mortgage Loan by the Originator pursuant to the Purchase and Servicing Agreement or this Agreement or the eligibility of any Mortgage Loan for purposes of this Agreement.

SECTION 8.03.  Indenture Trustee and the Securities Administrator Not Liable for Securities, Mortgage Loans or Additional Collateral.

The recitals contained herein and in the Securities (other than the authentication of the Securities Administrator on the Securities, the acknowledgments of the Indenture Trustee and the representations and warranties of the Indenture Trustee) shall be taken as the statements of the Seller, and the neither the Indenture Trustee nor the Securities Administrator assumes responsibility for the correctness of the same.  Neither the Indenture Trustee nor the Securities Administrator makes representations or warranties hereunder as to the validity or sufficiency of this Agreement or of the Securities (other than the signature and authentication of the Securities Administrator on the Securities) or of any Mortgage Loan or related document or of MERS or the MERS System.  The Indenture Trustee shall not be accountable for the use or application by the Master Servicer, or for the use or application of any funds paid to the Master Servicer in respect of related Mortgage Loans or deposited in or withdrawn from the Distribution Accounts by the Master Servicer or the Securities Administrator.  Neither the Indenture Trustee nor the Securities Administrator shall at any time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Mortgage or any Mortgage Loan, or the perfection and priority of any Mortgage or the maintenance of any such perfection and priority, or for or with respect to the sufficiency of the Issuer or its ability to generate the payments to be paid to Securityholders under this Agreement, including, without limitation:  the existence, condition and ownership of any Mortgaged Property; the existence and enforceability of any hazard insurance thereon (other than if the Indenture Trustee shall assume the duties of the Master Servicer pursuant to Section 7.02 hereof); the validity of the assignment of any Mortgage Loan to the Indenture Trustee or of any intervening assignment; the completeness of any Mortgage Loan; the performance or enforcement of any Mortgage Loan (other than if the Indenture Trustee shall assume the duties of the Master Servicer pursuant to Section 7.02 hereof); the compliance by the Depositor or the Seller with any warranty or representation made under this Agreement or in any related document or the accuracy of any such warranty or representation prior to the Indenture Trustee’s receipt of notice or other discovery of any non-compliance therewith or any breach thereof; any investment of monies by or at the direction of the Master Servicer or in the case of the Indenture Trustee the Securities Administrator or any loss resulting therefrom, it being understood that the Indenture Trustee shall remain responsible for any Issuer property that it may hold in its individual capacity and the Securities Administrator shall remain responsible for any Issuer property that it may hold in its individual capacity; the acts or omissions of the Master Servicer (other than as to the Securities Administrator, if it is also the Master Servicer, and as to the Indenture Trustee, if the Indenture Trustee shall assume the duties of the Master Servicer pursuant to Section 7.02 hereof, and then only for the acts or omissions of the Indenture Trustee as the successor Master Servicer), or any acts or omissions of the Servicer or any Mortgagor; any action of the Master Servicer (other than as to the Securities Administrator, if it is also the Master Servicer, and as to the Indenture Trustee, if the Indenture Trustee shall assume the duties of the Master Servicer pursuant to Section 7.02 hereof), or in the case of the Indenture Trustee the Securities Administrator or the Servicer taken in the name of the Indenture Trustee; the failure of the Master Servicer or the Servicer to act or perform any duties required of it as agent or on behalf of the Indenture Trustee or the Issuer hereunder; or any action by the Indenture Trustee taken at the instruction of the Master Servicer (other than if the Indenture Trustee shall assume the duties of the Master Servicer pursuant to Section 7.02 hereof, and then only for the actions of the Indenture Trustee as the successor Master Servicer); provided, however, that the foregoing shall not relieve the Indenture Trustee of its obligation to perform its duties under this Agreement.

SECTION 8.04.  Owner Trustee, Master Servicer and Securities Administrator May Own Notes.

The Owner Trustee, the Master Servicer and the Securities Administrator in their respective individual capacities, or in any capacity other than as Owner Trustee, Master Servicer or Securities Administrator hereunder, may become the owner or pledgee of any Notes with the same rights they would have if they were not Owner Trustee, Master Servicer or Securities Administrator, as applicable, and may otherwise deal with the parties hereto.

SECTION 8.05.  Indenture Trustee’s, Custodian’s, Owner Trustee’s and Securities Administrator’s Fees and Expenses.

The Owner Trustee shall be paid an annual fee of $2,500 on the  Payment Date occurring in April of each year from amounts on deposit in  the Group I Distribution Account and the Group II Distribution Account, pro rata, based on the Scheduled Principal Balances of the Group I Mortgage Loans and the Group II Mortgage Loans.  The Indenture Trustee, the Securities Administrator and the Custodian shall be compensated by the Master Servicer for their services hereunder and under the Wells Fargo Custodial Agreement from a portion of the Master Servicing Fee.  In addition, the Indenture Trustee (as Indenture Trustee and in its individual corporate capacity), the Custodian, the Owner Trustee and the Securities Administrator will be entitled to recover from the Group I Distribution Account and the Group II Distribution Account, pro rata, based on the Scheduled Principal Balances of the Group I Mortgage Loans and the Group II Mortgage Loans, pursuant to Section 4.03(a) all reasonable out-of-pocket expenses, disbursements and advances and the expenses (including, but not limited to, legal fees and expenses) of the Indenture Trustee, the Owner Trustee, and the Securities Administrator, respectively, including without limitation, in connection with any Event of Default, any breach of this Agreement or any claim or legal action (including any pending or threatened claim or legal action) incurred or made by or against the Owner Trustee, the Indenture Trustee, the Custodian or the Securities Administrator, respectively, in the performance of its duties or the administration of the trusts hereunder (including the reasonable compensation, expenses and disbursements of its counsel) except any such expense, disbursement or advance as may arise from its negligence (or in the case of the Owner Trustee, gross negligence) or intentional misconduct or which is specifically designated herein as the responsibility of the Depositor, the Seller, the Master Servicer, the Securityholders, the Owner Trustee or the Issuer hereunder or thereunder.  If funds in the Distribution Accounts are insufficient therefor, the Indenture Trustee, the Owner Trustee, the Custodian and the Securities Administrator shall recover such expenses from future collections on the Mortgage Loans or as otherwise agreed by such parties and the Securityholders.  Such compensation and reimbursement obligation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust.

SECTION 8.06.  Eligibility Requirements for Indenture Trustee and Securities Administrator.

The eligibility requirements for the Indenture Trustee are set forth in Section 6.11 of the Indenture.  The Securities Administrator hereunder shall at all times be an entity duly organized and validly existing under the laws of the United States of America or any state thereof, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and a minimum long-term debt rating in the third highest rating category by each Rating Agency and in each Rating Agency’s two highest short-term rating categories, and subject to supervision or examination by federal or state authority.  If such entity publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 8.06, the combined capital and surplus of such entity shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.  In case at any time the Securities Administrator shall cease to be eligible in accordance with the provisions of this Section 8.06, the Securities Administrator shall resign immediately in the manner and with the effect specified in Section 8.07 hereof.

SECTION 8.07.  Resignation or Removal of the Indenture Trustee or the Securities Administrator.

The circumstances causing resignation and removal of the Indenture Trustee are set forth in Sections 6.08 and 6.09 of the Indenture.  The Securities Administrator may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Depositor, the Master Servicer and each Rating Agency.  Upon receiving such notice of resignation of the Securities Administrator, the Indenture Trustee shall promptly appoint a successor Securities Administrator that meets the requirements in Section 8.06 by written instrument, in duplicate, one copy of which instrument shall be delivered to each of the resigning Securities Administrator and one copy to the successor Securities Administrator.  If no successor Securities Administrator shall have been so appointed and having accepted appointment within 30 days after the giving of such notice of resignation, the resigning Securities Administrator may petition any court of competent jurisdiction for the appointment of a successor Securities Administrator.

If at any time the Securities Administrator shall cease to be eligible in accordance with the provisions of Section 8.06 hereof or if at any time the Securities Administrator shall be legally unable to act, or shall be adjudged a bankrupt or insolvent, or a receiver of the Securities Administrator or of its property shall be appointed, or any public officer shall take charge or control of the Securities Administrator or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, or if the Securities Administrator fails to provide an assessment of compliance or an attestation report required under Section 3.16 within 15 calendar days of March 1 of each calendar year in which Exchange Act reports are required then the Indenture Trustee may remove the Securities Administrator. If the Indenture Trustee removes the Securities Administrator, under the authority of the immediately preceding sentence, the Seller or the Indenture Trustee shall promptly appoint a successor Securities Administrator that meets the requirements of Section 8.06 by written instrument, in triplicate, one copy of which instrument shall be delivered to the Securities Administrator so removed, one copy to the successor Securities Administrator and one copy to the Master Servicer.

The Majority Securityholders may at any time remove the Securities Administrator by written instrument or instruments delivered to the Indenture Trustee; the Depositor or Indenture Trustee shall thereupon use its best efforts to appoint a successor Securities Administrator in accordance with this Section.

Any resignation or removal of the Securities Administrator and appointment of a successor Securities Administrator, pursuant to any of the provisions of this Section 8.07 shall not become effective until acceptance of appointment by the successor Securities Administrator as provided in Section 8.08 hereof.  If the Securities Administrator is removed pursuant to this Section 8.07, it shall be reimbursed any outstanding and unpaid fees and expenses, and if removed under the authority of the immediately preceding paragraph, the Securities Administrator shall also be reimbursed any outstanding and unpaid costs and expenses.

Notwithstanding anything to the contrary contained herein, in the event that the Master Servicer resigns or is removed as Master Servicer hereunder, the Securities Administrator shall have the right to resign immediately as Securities Administrator by giving written notice to the Seller and the Indenture Trustee, with a copy to each Rating Agency; provided that such resignation shall not become effective until acceptance of appointment by a successor Securities Administrator.  Notwithstanding anything to the contrary herein, in the event that the Securities Administrator resigns or is removed as Securities Administrator hereunder, the Master Servicer shall have the right to resign immediately as Master Servicer by giving written notice to the Seller and the Indenture Trustee, with a copy to each Rating Agency; provided that such resignation shall not become effective until acceptance of appointment by a successor Master Servicer.

SECTION 8.08.  Successor Securities Administrator.

Any successor Securities Administrator appointed as provided in Section 8.07 hereof shall execute, acknowledge and deliver to the Depositor and the Master Servicer and to its predecessor Securities Administrator an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the Securities Administrator shall become effective, and such successor Securities Administrator, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named Securities Administrator.  The predecessor Securities Administrator shall deliver to the successor Securities Administrator all moneys held in any Trust Account hereunder, as well as all moneys, held by it hereunder and the Depositor, the Master Servicer and the predecessor Securities Administrator shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Securities Administrator, as applicable, all such rights, powers, duties and obligations.

No successor Securities Administrator shall accept appointment as provided in this Section 8.08 unless at the time of such acceptance such successor Securities Administrator shall be eligible under the provisions of Section 8.06 hereof and the appointment of such successor Securities Administrator shall not result in a downgrading of the Offered Notes by either Rating Agency, as evidenced by a letter from each Rating Agency.

Upon acceptance of appointment by a successor Securities Administrator as provided in this Section 8.08, the successor Securities Administrator shall mail notice of the appointment of a successor Securities Administrator hereunder to all Securityholders at their addresses as shown in the Certificate Register or the Note Register, as applicable, and to each Rating Agency.

SECTION 8.09.  Merger or Consolidation of Indenture Trustee or Securities Administrator.

The consequences of merger or consolidation of the Indenture Trustee are set forth in Section 6.09 of the Indenture.  Any entity into which the Securities Administrator may be merged or converted or with which it may be consolidated, or any entity resulting from any merger, conversion or consolidation to which the Securities Administrator shall be a party, or any entity succeeding to the corporate trust business of the Securities Administrator, shall be the successor of the Securities Administrator, as applicable, hereunder, provided such entity shall be eligible under the provisions of Section 8.06 and 8.08 hereof, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

SECTION 8.10.  [Reserved].

SECTION 8.11.  [Reserved].

SECTION 8.12.  Indenture Trustee May Enforce Claims Without Possession of Notes.

(a)

All rights of action and claims under this Agreement or the Notes may be prosecuted and enforced by the Indenture Trustee without the possession of any of the Notes or the production thereof in any proceeding relating thereto, and such proceeding instituted by the Indenture Trustee shall be brought in its own name or in its capacity as Indenture Trustee for the benefit of all Holders of such Notes, subject to the provisions of this Agreement and the Indenture.  Any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursement and advances of the Indenture Trustee (for the avoidance of doubt, in its individual capacity and as Indenture Trustee on behalf of the Issuer), its agents and counsel, be for the ratable benefit or the Noteholders in respect of which such judgment has been recovered.

(b)

The Indenture Trustee shall afford the Seller, the Depositor and each Securityholder upon reasonable notice during normal business hours at its Corporate Trust Office or other office designated by the Indenture Trustee, access to all records maintained by the Indenture Trustee in respect of its duties hereunder and access to officers of the Indenture Trustee responsible for performing such duties.  The Indenture Trustee shall cooperate fully with the Seller, the Depositor and such Securityholder and shall, subject to the first sentence of this Section 8.12(b), make available to the Seller, the Depositor and such Securityholder for review and copying such books, documents or records as may be requested with respect to the Indenture Trustee’s duties hereunder.  The Seller, the Depositor and the Securityholders shall not have any responsibility or liability for any action or failure to act by the Indenture Trustee and are not obligated to supervise the performance of the Indenture Trustee under this Agreement or otherwise.

(c)

The Securities Administrator shall afford the Seller, the Depositor, the Indenture Trustee and each Securityholder upon reasonable notice during normal business hours at its offices at 9062 Old Annapolis Road, Columbia, Maryland 21045 or other office designated by the Securities Administrator, access to all records maintained by the Securities Administrator in respect of its duties hereunder and access to officers of the Securities Administrator responsible for performing such duties.  Upon request, the Securities Administrator shall furnish the Depositor and any requesting Securityholder with its most recent audited financial statements.  The Securities Administrator shall cooperate fully with the Seller, the Depositor, the Indenture Trustee and such Securityholder and shall, subject to the first sentence of this Section 8.12(c), make available to the Seller, the Depositor and such Securityholder for review and copying such books, documents or records as may be requested with respect to the Securities Administrator’s duties hereunder.  The Seller, the Depositor, the Indenture Trustee and the Securityholders shall not have any responsibility or liability for any action or failure to act by the Securities Administrator and are not obligated to supervise the performance of the Securities Administrator under this Agreement or otherwise.

SECTION 8.13.  Suits for Enforcement.

In case an Event of Default or a default by the Depositor hereunder shall occur and be continuing, the Indenture Trustee may proceed to protect and enforce its rights and the rights of the Securityholders under this Agreement, as the case may be, by a suit, action or proceeding in equity or at law or otherwise, whether for the specific performance of any covenant or agreement contained in this Agreement or in aid of the execution of any power granted in this Agreement or for the enforcement of any other legal, equitable or other remedy, as the Indenture Trustee, being advised by counsel, and subject to the foregoing, shall deem most effectual to protect and enforce any of the rights of the Indenture Trustee and the Securityholders.

SECTION 8.14.  Waiver of Bond Requirements.

The Indenture Trustee shall be relieved of, and each Securityholder hereby waives, any requirement of any jurisdiction in which the Trust Estate, or any part thereof, may be located that the Indenture Trustee post a bond or other surety with any court, agency or body whatsoever.

SECTION 8.15.  Waiver of Inventory, Accounting and Appraisal Requirement.

The Owner Trustee shall be relieved of, and each Securityholder hereby waives, any requirement of any jurisdiction in which the Issuer, or any part thereof, may be located that the Owner Trustee file any inventory, accounting or appraisal of the Issuer with any court, agency or body at any time or in any manner whatsoever.

ARTICLE IX

[Reserved]

ARTICLE X

TERMINATION

SECTION 10.01.  Termination; Clean-Up Call.

(a)

The respective obligations and responsibilities of the Seller, the Depositor, the Master Servicer, the Securities Administrator, the Owner Trustee and the Indenture Trustee created hereby with respect to Loan Group I (other than the obligation of the Securities Administrator to make certain payments to Group I Noteholders after the final Payment Date and the obligation of the Master Servicer to send certain notices as hereinafter set forth) shall terminate upon notice to the Indenture Trustee and the Securities Administrator upon the earliest of (i) the Payment Date on which the Class Principal Balance (or Class Notional Amount in the case of the Class I-A-X Notes) of each Class of Group I Notes has been reduced to zero, (ii) the final payment or other liquidation of the last Group I Mortgage Loan, (iii) the optional purchase of the Group I Mortgage Loans as described in the following paragraphs and (iv) the Stated Maturity Date.

The Servicer (solely in its capacity as the Servicer of the Group I Mortgage Loans) may, at its option, terminate this Agreement with respect to the Group I Notes on any Payment Date on which the aggregate amount of the Scheduled Principal Balances of the Group I Mortgage Loans as of the end of the immediately preceding Due Period is equal to or less than 10% of the Cut-Off Date Aggregate Principal Balance of the Group I Mortgage Loans (such Payment Date, the “Group I Clean-Up Call Date”), by purchasing, on such Payment Date, all of the outstanding Group I Mortgage Loans and REO Properties at a price equal to the sum of (i) the outstanding Scheduled Principal Balances of the Group I Mortgage Loans (other than in respect of  REO Properties), (ii) the fair market value of any REO Property in respect of Loan Group I as determined by the higher of two appraisals completed by two independent appraisers approved by the Depositor and at the expense of the Person exercising the Group I Clean-Up Call Option less the good faith estimate of the Master Servicer or the Servicer, as applicable, of Liquidation Expenses to be incurred in connection with its disposal and (iii) in all cases, accrued and unpaid interest on the Group I Mortgage Loans at the applicable Mortgage Rate through the end of the Due Period preceding the final Payment Date, plus unreimbursed Servicing Advances and Advances and any unpaid Master Servicing Fees and Servicing Fees allocable to such Group I Mortgage Loans and REO Properties, plus all amounts, if any, then due and owing to the Indenture Trustee, the Master Servicer, the Owner Trustee, the Custodian and the Securities Administrator with respect to Loan Group I (the “Group I Clean-Up Call Purchase Price”).

(b)

The respective obligations and responsibilities of the Seller, the Depositor, the Master Servicer, the Securities Administrator, the Owner Trustee and the Indenture Trustee created hereby with respect to Loan Group II (other than the obligation of the Securities Administrator to make certain payments to Group II Noteholders after the final Payment Date and the obligation of the Master Servicer to send certain notices as hereinafter set forth) shall terminate upon notice to the Indenture Trustee and the Securities Administrator upon the earliest of (i) the Payment Date on which the Class Principal Balance (or Class Notional Amount in the case of the Interest Only Notes) of each Class of Group II Notes has been reduced to zero, (ii) the final payment or other liquidation of the last Group II Mortgage Loan, (iii) the optional purchase of the Group II Mortgage Loans as described in the following paragraphs and (iv) the Stated Maturity Date.

The Servicer (solely in its capacity as the Servicer of the Group II Mortgage Loans) may, at its option, terminate this Agreement with respect to the Group II Notes on any Payment Date on which the aggregate amount of the Scheduled Principal Balances of the Group II Mortgage Loans as of the end of the immediately preceding Due Period is equal to or less than 10% of the Cut-Off Date Aggregate Principal Balance of the Group II Mortgage Loans (such Payment Date, the “Group II Clean-Up Call Date”), by purchasing, on such Payment Date, all of the outstanding Group II Mortgage Loans and REO Properties at a price equal to the sum of (i) the outstanding Scheduled Principal Balances of the Group II Mortgage Loans (other than in respect of  REO Properties), (ii) the fair market value of any REO Property in respect of Loan Group II as determined by the higher of two appraisals completed by two independent appraisers approved by the Depositor and at the expense of the Person exercising the Group II Clean-Up Call Option less the good faith estimate of the Master Servicer or the Servicer, as applicable, of Liquidation Expenses to be incurred in connection with its disposal and (iii) in all cases, accrued and unpaid interest on the Group II Mortgage Loans at the applicable Mortgage Rate through the end of the Due Period preceding the final Payment Date, plus unreimbursed Servicing Advances and Advances and any unpaid Master Servicing Fees and Servicing Fees allocable to such Group II Mortgage Loans and REO Properties, plus all amounts, if any, then due and owing to the Indenture Trustee, the Master Servicer, the Owner Trustee, the Custodian and the Securities Administrator with respect to Loan Group II (the “Group II Clean-Up Call Purchase Price”).

(c)

Notice of any termination pursuant to Section 10.01(a) or (b), specifying the Group I Clean-Up Call Date or the Group II Clean-Up Call Date, as applicable, (which shall be a date that would otherwise be a Payment Date) upon which the applicable Noteholders may surrender their Notes to the Securities Administrator for payment of the final distribution and cancellation, shall be given by the Securities Administrator to the Noteholders pursuant to Section 10.02 of the Indenture and to the Owner Trustee promptly upon the Securities Administrator receiving notice of such Group I Clean-Up Call Date or Group II Clean-Up Call Date, as applicable, from the Servicer.

(d)

Upon presentation and surrender of the Notes, the Securities Administrator shall cause to be distributed to the Holders of such Notes on the Payment Date for such final distribution, in proportion to the Percentage Interests of their respective Class and to the extent that funds are available for such purpose, an amount equal to the amount required to be distributed to such Holders in accordance with the provisions of Section 5.01 hereof for such Payment Date.

(e)

In the event that all Noteholders shall not surrender their Notes for final payment and cancellation on or before such final Payment Date, the Securities Administrator shall promptly following such date cause all funds in the related Distribution Account to which Noteholders are entitled and not distributed in final distribution to Noteholders to be withdrawn therefrom and credited to the remaining Noteholders by depositing such funds in a separate account for the benefit of such Noteholders, and the Securities Administrator shall give a second written notice to the remaining Noteholders to surrender their Notes for cancellation and receive the final distribution with respect thereto.  If within nine months after the second notice all the Notes shall not have been surrendered for cancellation, the Certificateholders shall be entitled to all unclaimed funds and other assets which remain subject hereto, and the Securities Administrator upon transfer of such funds to the Certificate Distribution Account for payment to the Certificateholders in accordance with the provisions of the Trust Agreement shall be discharged of any responsibility for such funds.

ARTICLE XI

[Reserved]

ARTICLE XII

MISCELLANEOUS PROVISIONS

SECTION 12.01.  Amendment.

This Agreement may be amended from time to time by the Seller, the Depositor, the Master Servicer, the Securities Administrator, the Owner Trustee and the Indenture Trustee, and without the consent of any of the Securityholders (i) to cure any ambiguity, (ii) to correct or supplement any provisions herein which may be defective or inconsistent with any other provisions herein, (iii) to make any other provisions with respect to matters or questions arising under this Agreement, which shall not be inconsistent with the provisions of this Agreement or (iv) to cause the provisions herein to conform to or be consistent with or in furtherance of the statements made with respect to the Securities, the Issuer or this Agreement in any Offering Document, or to correct or supplement any provision herein which may be inconsistent with any other provisions herein or in any other Operative Agreement; provided, however, that any such action shall not adversely affect in any material respect the interest of any Noteholder; provided, further, that any such action listed in clauses (i) through (iv) above shall be deemed not to adversely affect in any material respect the interests of any Securityholder, if evidenced by (i) written notice to the Indenture Trustee from each Rating Agency that such action will not result in the reduction or withdrawal of the rating of any outstanding Class of Notes with respect to which it is a Rating Agency or (ii) an Opinion of Counsel stating that such amendment shall not adversely affect in any material respect the interests of any Securityholder, is permitted by the Agreement and all the conditions precedent, if any have been complied with, delivered to the Master Servicer, the Securities Administrator and the Indenture Trustee.

In addition, this Agreement may be amended from time to time by the Seller, the Depositor, the Master Servicer, the Securities Administrator, the Owner Trustee and the Indenture Trustee and with the consent of a majority in  interest of the Certificateholders and a majority in interest of each Class of Notes affected by such amendment for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of Securities; provided, however, that no such amendment or waiver shall (x) reduce in any manner the amount of, or delay the timing of, payments on the Notes or Owner Trust Certificates that are required to be made on any such Note or Owner Trust Certificate without the consent of the Holder of such Security, (y) adversely affect in any material respect the interests of the Holders of any Class of Notes or Owner Trust Certificates in a manner other than as described in clause (x) above, without the consent of the Holders of Notes of such Class or Owner Trust Certificates evidencing at least a 66⅔% Percentage Interest in such Class of Notes or the Owner Trust Certificates, or (z) reduce the percentage of Voting Rights required by clause (y) above without the consent of the Holders of all Notes of such Class then outstanding.  Upon approval of an amendment, a copy of such amendment shall be sent to each Rating Agency.

Notwithstanding the foregoing, no amendment to Section 3.03(g) of this Agreement may be made prior to each Rating Agency receiving written notification of such amendment.

Notwithstanding any provision of this Agreement to the contrary, neither the Indenture Trustee nor the Securities Administrator shall consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel, delivered by and at the expense of the Person seeking such Amendment (unless such Person is the Indenture Trustee or the Securities Administrator, in which case the Indenture Trustee or the Securities Administrator shall be entitled to be reimbursed for such expenses by the Issuer pursuant to Section 8.05 hereof), to the effect that such amendment will not result in the imposition of federal income tax on the Issuer and that the amendment is being made in accordance with the terms hereof, such amendment is permitted by this Agreement and all conditions precedent, if any, have been complied with.

Promptly after the execution of any such amendment the Securities Administrator shall furnish, at the expense of the Person that requested the amendment, otherwise at the expense of the Issuer, a copy of such amendment and the Opinion of Counsel referred to in the immediately preceding paragraph to the Master Servicer and each Rating Agency.

It shall not be necessary for the consent of Securityholders under this Section 12.01 to approve the particular form of any proposed amendment; instead it shall be sufficient if such consent shall approve the substance thereof.  The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Securityholders shall be subject to such reasonable regulations as the Securities Administrator may prescribe.

The Indenture Trustee and Securities Administrator may, but shall not be obligated to, enter into any amendment pursuant to this Section 12.01 that affects its rights, duties and immunities under this Agreement or otherwise.

SECTION 12.02.  Recordation of Agreement; Counterparts.

To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the Mortgaged Properties are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Securities Administrator at the expense of the Issuer, but only upon direction of Noteholders accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Noteholders.

For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall together constitute but one and the same instrument.

SECTION 12.03.  [Reserved].

SECTION 12.04.  Governing Law; Jurisdiction.

THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

SECTION 12.05.  Notices.

All directions, demands and notices hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by first class mail, postage prepaid, or by express delivery service or delivered via telecopy, to (a) in the case of the Seller, to Chimera Investment Corporation, 6525 Morrison Boulevard, Suite 318, Charlotte, North Carolina 28211, or such other address or telecopy number as may hereafter be furnished to the Depositor, the Master Servicer, the Securities Administrator, the Indenture Trustee and the Owner Trustee in writing by the Seller, (b) in the case of the Indenture Trustee, to the Corporate Trust Office or such other address or telecopy number as may hereafter be furnished to the Seller, the Depositor, the Master Servicer, the Securities Administrator and the Owner Trustee in writing by the Indenture Trustee, (c) in the case of the Depositor, to Ace Securities Corp., 6525 Morrison Boulevard, Suite 318, Charlotte, North Carolina 28211, or such other address or telecopy number as may be furnished to the Seller, the Master Servicer, the Owner Trustee and the Indenture Trustee in writing by the Depositor, (d) in the case of the Owner Trustee and the Issuer, 1201 North Orange Street, Suite 1000, Wilmington, DE 19801, Facsimile No. (302) 427-1414 or such other address or telecopy number as may hereinafter be furnished to the Seller, the Depositor, the Master Servicer, the Securities Administrator, and the Indenture Trustee in writing by the Owner Trustee; and (e) in the case of the Master Servicer or Securities Administrator, for certificate transfer purposes, at its Corporate Trust Office and for all other purposes at P.O. Box 98, Columbia, Maryland 21046, or for overnight delivery, at 9062 Old Annapolis Road, Columbia, Maryland 21045 (Attention: PHHMC 2008-CIM1), Facsimile no:  (410) 715-2380, or such other address or telecopy number as may be furnished to the Depositor, the Seller, the Owner Trustee and the Indenture Trustee in writing by the Master Servicer or the Securities Administrator.  Any notice required or permitted to be mailed to a Securityholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Note Register or Certificate Register, as applicable.  Notice of any Event of Default shall be given by telecopy and by certified mail.  Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have duly been given when mailed, whether or not the Securityholder receives such notice.  A copy of any notice required to be telecopied hereunder shall also be mailed to the appropriate party in the manner set forth above.

SECTION 12.06.  Severability of Provisions.

If any one or more of the covenants, agreements, provisions or terms of this Agreement shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Notes or the Owner Trust Certificate or the rights of the Noteholders or the Certificateholders.

SECTION 12.07.  Article and Section References.

All article and section references used in this Agreement, unless otherwise provided, are to articles and sections in this Agreement.

SECTION 12.08.  Notice to the Rating Agencies.

(a)

The Securities Administrator shall be obligated to use its best reasonable efforts promptly to provide notice to the Rating Agencies with respect to each of the following of which a Responsible Officer of the Securities Administrator has actual knowledge:

(i)

any material change or amendment to this Agreement;

(ii)

the occurrence of any Event of Default that has not been cured or waived;

(iii)

the resignation or termination of the Master Servicer, the Securities Administrator or the Indenture Trustee;

(iv)

the final payment to Holders of the Notes of any Class; and

(v)

any change in the location of any Account.

(b)

In addition, the Securities Administrator shall promptly furnish to the Rating Agencies copies of each Statement to Securityholders described in Section 5.04 hereof; if the Indenture Trustee is acting as a successor Master Servicer pursuant to Section 7.02 hereof, the Indenture Trustee shall notify the Rating Agencies of any event that would result in the inability of the Indenture Trustee to make Advances and the Master Servicer shall promptly furnish to each Rating Agency copies of the following:

(i)

each annual statement as to compliance described in Section 3.17 hereof;

(ii)

each annual assessment of compliance and attestation report described in Section 3.16 hereof; and

(iii)

each notice delivered pursuant to Section 5.05(b) hereof which relates to the fact that the Master Servicer has not made an Advance.

(c)

All notices to the Rating Agencies provided for in this Agreement shall be in writing and sent by first class mail, telecopy or overnight courier, as follows:

If to Moody’s, to:

Moody’s Investors Service, Inc.

99 Church Street

New York, New York 10007

Attention:  Residential Mortgages

If to S&P, to:

55 Water Street

New York, New York  10041

Attention: Residential Mortgages

SECTION 12.09.  Further Assurances.

Notwithstanding any other provision of this Agreement, neither the Securityholders nor the Indenture Trustee shall have any obligation to consent to any amendment or modification of this Agreement unless they have been provided reasonable security or indemnity against their out-of-pocket expenses (including reasonable attorneys’ fees) to be incurred in connection therewith.

SECTION 12.10.  Benefits of Agreement.

Nothing in this Agreement or in the Securities, expressed or implied, shall give to any Person, other than the Securityholders and the parties hereto and their successors hereunder, any benefit or any legal or equitable right, remedy or claim under this Agreement.

SECTION 12.11.  [Reserved].

SECTION 12.12.  Successors and Assigns.

The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto.

SECTION 12.13.  [Reserved].

SECTION 12.14.  Execution by the Issuer.

It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by LaSalle National Trust Delaware, not individually or personally but solely as Owner Trustee of the Issuer, in the exercise of the powers and authority conferred and vested in it as trustee, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by LaSalle National Trust Delaware but is made and intended for the purpose of binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on LaSalle National Trust Delaware, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under the parties hereto and (d) under no circumstances shall LaSalle National Trust Delaware be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Agreement or any other document.

IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.

PHH MORTGAGE TRUST, SERIES 2008-CIM1

By: LASALLE NATIONAL TRUST DELAWARE, not in its individual capacity but solely as

Owner Trustee

By: /s/ Evelyn Cruz

Name:  Evelyn Cruz

Title:    Assistant Vice President

ACE SECURITIES CORP., as Depositor

By: /s/ Evelyn Echevarria

Name: Evelyn Echevarria

Title:   Vice President

By: /s/ Doris J. Hansen

Name: Doris J. Hansen

Title:   Vice President

HSBC BANK USA, NATIONAL ASSOCIATION, as Indenture Trustee

By: /s/ Alexander Pabon

Name:  Alexander Pabon

Title:    Vice President

WELLS FARGO BANK, N.A.,

as Master Servicer

By: /s/ Carla S. Walker

Name:  Carla S. Walker

Title:    Vice President

WELLS FARGO BANK, N.A.,

as Securities Administrator

By: /s/ Carla S. Walker

Name:  Carla S. Walker

Title:    Vice President

CHIMERA INVESTMENT CORPORATION, as Seller

By: /s/ A. Alexandra Denahan

Name:  A. Alexandra Denahan

Title:    Chief Financial Officer

STATE OF DELAWARE

)

) ss.:

COUNTY OF NEW CASTLE

)

On the 22nd day of April 2008, before me, a notary public in and for said State, personally appeared Evelyn Cruz, known to me to be an Assistant Vice President of LaSalle National Trust Delaware, a Delaware corporation, that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/ Chantal N. Callahan

Notary Public

STATE OF NEW YORK

)

) ss.:

COUNTY OF NEW YORK

)

On the 24th day of April 2008, before me, a notary public in and for said State, personally appeared A. A. Denahan known to me to be a CFO of Chimera Investment Corporation, a Maryland corporation, that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/ Nathalie Uribe

Notary Public

STATE OF NEW YORK

)

) ss.:

COUNTY OF NEW YORK

)

On the 24th day of April 2008, before me, a notary public in and for said State, personally appeared Alexander Pabon known to me to be Vice President of HSBC Bank USA, National Association that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/ Doris Wong

Notary Public

STATE OF NORTH CAROLINA

)

) ss.:

COUNTY OF MECKLENBURG

)

On the 22nd day of April 2008, before me, a notary public in and for said State, personally appeared Evelyn Echevarria, known to me to be an officer of Ace Securities Corp., a national banking association that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/ Patricia Harris

Notary Public

STATE OF NORTH CAROLINA

)

) ss.:

COUNTY OF MECKLENBURG

)

On the 22nd day of April 2008, before me, a notary public in and for said State, personally appeared Doris J. Hearn, known to me to be an officer of Ace Securities Corp., a national banking association that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/ Patricia Harris

Notary Public

STATE OF MARYLAND

)

) ss.:

COUNTY OF HOWARD

)

On the 24th day of April 2008, before me, a notary public in and for said State, personally appeared Carla S. Walker, known to me to be a Vice President of Wells Fargo Bank, N.A., and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/ Darron C. Woodus

Notary Public

SCHEDULE I

MORTGAGE LOAN SCHEDULE

[ON FILE WITH TRUSTEE]